As filed with the Securities and Exchange Commission on 7/09/2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21210

Alpine Income Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)

1-888-785-5578
Registrant’s telephone number, including area code

Date of fiscal year end: 10/31/2009

Date of reporting period: 4/30/2009

Item 1. Reports to Stockholders.

EQUITY & INCOME FUNDS

Semi-Annual Report

April 30, 2009

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Dividend Fund

Alpine Municipal Money Market Fund

Alpine Dynamic Financial Services Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine’s Investment Outlook

Dear Shareholder:

We are pleased to present this semi-annual update for the period ending April 30, 2009. The past six months have challenged both investors and investment managers with unparalleled complexity, uncertainty and velocity. The nearly unprecedented disruption of the capital markets from September through March reflects the structural problems afflicting global finance and the resulting impact on employment and production. Excessive financial leverage accumulated over the previous three years may have set the stage for the economic unraveling which occurred in the wake of the Lehman Brothers bankruptcy. In response, Central Banks around the world have taken extreme measures to maintain liquid short-term monetary functions. This appears to have stabilized the financial system. While the pendulum of financial liquidity has swung from excess to drought and now towards equilibrium, many pressures and imbalances persist. These may require fresh approaches to capital allocation and global interaction, which implies more rigorous regulation before sustained long-term growth can be achieved in the U.S. and Europe. Nonetheless, there are pockets of economic vigor which have been increasingly visible as the public equity and debt markets are currently the principal suppliers of fresh capital for commerce.

EQUITY PERFORMANCE RECALIBRATES

It is ironic that some of 2008’s most penalized stock markets and currencies have, in fact, been able to decouple during this crisis from the historical economic dominance of the U.S. and Europe, which together account for roughly 48% of global gross domestic product (GDP). In a number of countries, the sustainability of domestic consumption and fixed investment to develop modern infrastructure, efficient agriculture and higher education appears to have partially offset the declining demand for exports. With a broad recovery in commodity prices and related stocks, the so-called BRIC (Brazil, Russia, India and China) countries, among other emerging markets, have experienced the strongest equity returns in 2009 in anticipation of superior growth prospects.

In contrast, the more constrained economies of the U.S., Europe and Japan have been most impacted by their banks and financial structures, which face capital reallocation pressures as informal or private market activities are reigned in. This so called ‘Shadow Banking’ system has been contracting rapidly, requiring massive capital injections from Central Banks to offset this erosion of wealth. Since this was a huge provider of cheap capital, it was a major driver of our economic growth over the past 5-10 years. Until the debt capital markets can be fully reconstituted, new lending limits and high government borrowings may reduce recovery prospects over the next three to five years.

Having just returned from India and China, as we supplement our regular dialogue with local market participants around the world, it is clear that these economies have maintained solid growth rates by enhancing domestic demand with Government stimulus packages until the broader global recovery begins. High household savings and currency reserves may sustain this capacity for several years. This has been reflected in superior stock market performances for 2009 to date. Even though a visible recovery in the U.S., Europe or Japan has not yet begun, their stock indices are higher because pricing during October through March likely anticipated far greater economic distress than we have to date experienced. Meanwhile, the recent run-up in long-term U.S. Government Treasury bond yields has been attributed to fears that a potential economic recovery in combination with current stimulation of monetary policy will lead to excess inflation. This has steepened the yield curve beyond historic norms given the still low money market yields, however, the spread between 10-year Treasury bills and similar maturity Treasury inflation protected securities (T.I.P.S.) is below 2%, suggesting little long term concern among investors. As with the recent rebound of equities from overly pessimistic levels, we suspect that this adjustment in Treasury yields reflects diminished risk aversion from an extreme level to more traditional expectations. In both cases, developed market debt and equity markets may be overshooting as they adjust from previously oversold conditions. It is clear that the Federal Reserve and the world’s other central banks are not focused on these anticipatory price swings, and will likely maintain easy monetary conditions through stimulative policies until a durable recovery is evident.

BUSINESS PROSPECTS

Alpine’s view is that the U.S. economy may see a recovery in the second half of this year, which continues into 2010. However, its durability may be suspect. The pace of unemployment increases may slow this summer and could top out either later this year or early next. However, a near-term catalyst for new job formation and income growth is difficult to see. The household savings rate has improved from nil to over 5%, but is still well below the near 15% peak experienced in 1975. During the 1970’s, household debt represented roughly 60% of income, whereas it represented almost 120% of income by 2007. This suggests that the current deleveraging of household balance sheets will likely continue even if it does not go to the peak levels of the 1970’s. In this context, cautious consumption may continue to permeate the American psyche in ways that we cannot as yet measure, so stabilization is hard to forecast. Given this level of uncertainty over domestic demand drivers, it is not clear whether less volatile capital markets will have a dramatic impact on new fixed investment in upgrading the productive capacity of business, or even into research and development expenditures. Meanwhile, the de facto forced deleveraging of our economy through rising home foreclosures, and individual loan and credit card defaults may continue to limit our economic growth over the next 12 or so months. In aggregate, the combination of personal wealth erosion, diminished buying power and reduced business investment may be greater than the Obama stimulus package can offset. Thus, cheap and plentiful dollars may be needed to buttress the financial system for potentially the next few years until job creation resumes. Meanwhile, the ‘output gap’, or excess productive capacity of our economy should help to mitigate any inflationary inputs from ‘printing money’ or perhaps a weak dollar.

While low interest rates can be supportive of earnings multiples, investors will likely focus on stocks where earnings have the potential to grow faster than the broader economy. This is not to say that so-called “growth stocks” will be in favor because many are now ex-growth. Rather, we are keen to focus on companies which have the potential to grow revenues or margins as a result of either innovative products, enhanced profitability or other factors which might transform their business prospects. Naturally, we will continue to focus on companies which should benefit from sectors or countries where companies have ‘the wind at their backs’, providing favorable conditions for growth. Major sectors which will likely receive stimulus for growth include infrastructure, alternative energy, agriculture, environmental sciences and select technologies related to defense spending, medical services and the pharmaceutical space. Investment themes may also influence long-term opportunities and include population growth among different age cohorts, expanding urbanization, health and retirement savings prospects, as well as the broad restructuring of the financial markets. Countries whose long-term outlook Alpine favors include Brazil, China, India and several smaller emerging markets. An overarching theme will be a world in transition. Understanding the geopolitical, socioeconomic and demographic forces influencing these changes, be they global or local, may prove critical over the next few years.

NEW OPPORTUNITIES

We believe the old adage that change creates opportunity for those who prepare. Our analysts and portfolio managers have been actively examining industries and companies’ abilities to manage potential transitions. We have weighed the prospects of distinct sectors or companies with special attributes rather than choosing a basket or index of stocks derived simply from statistical dissection of the investment universe by market cap or investment style. Accordingly, Alpine has sought to provide investment vehicles which actively focus on meaningful opportunities created by a world in transition.

In this context, we are pleased to present in this report three new funds in Alpine’s line-up which began operation last November.

The Alpine Accelerating Dividend Fund builds on an area in which Alpine has long experience, namely equity dividends. This Fund is designed to invest in companies with histories of and continued potential for increased dividend payouts. Currently, many companies are cutting dividends. Nevertheless, a number of companies have continued to reward shareholders with dividend growth, which in many cases have been sustained by low relative pay-out ratios, high cash generating businesses, and modest medium term capital requirements. We believe such stocks, in which this Fund is designed to invest, could outperform over the long term and offer attractive total return prospects.

We launched the Alpine Emerging Markets Real Estate Fund last year in the face of an extreme sell-off of emerging markets as fear gripped global investors who questioned the potential of decoupled economic activity. To the contrary, we believe the broadening domestic consumption of key emerging market countries may augment the superior economic growth rates fueled by rising populations, expanding urbanization and continued global competitiveness. Over time, this capacity should benefit from the growth of nascent consumer finance structures. As we have witnessed in many developed countries over the past 50 years, a growing middle class has been a primary driver of real estate activity. Rising demand for both quantity and quality should fuel the value creation process.

The Alpine Global Infrastructure Fund was created in response to our recognition that established economies must rebuild existing infrastructure and emerging markets must add new infrastructure. The scale of many projects will require increased use of joint public/private ownership enterprises which will either augment or, more likely, replace government infrastructure development. We have based our portfolio design and investment universe on the projected spending for different subsectors of infrastructure on a global basis. Segments include transportation, power generation and distribution, water and waste treatment, pipelines, communication networks, and related services. We expect that this sector may grow in overall importance to equity markets as the public capital market’s role expands. Because the development and operation of many infrastructure projects share long-term income producing characteristics of both real estate and utility companies, Alpine expects pension and retirement funds could focus on this sector.

An existing Alpine strategy which has received significant interest from investors over this past year is the Alpine Ultra Short Tax Optimized Income Fund. This Fund has sought to provide limited volatility with higher tax adjusted yields than typical cash management investment options provide. This short duration, highly liquid Fund offers Alpine’s investors another meaningful way to structure their investment portfolios with desired levels of income, volatility and potential opportunity.

While we are early in the transition to a new business cycle, many opportunistic investments have already generated positive returns in this period. With a three to five year investment horizon, we are confident that investors should likely benefit significantly from equity investments. Nonetheless, Alpine anticipates continued challenges over the next twelve months as the pattern of recovery unfolds. We look forward to reporting on the progress of the Alpine Funds over the course of the year and continue to appreciate your interest in our endeavors. As investors in all of our Funds, we are working on all of our behalf. Thus, our focus remains on finding opportunities offering fundamental value today and strong growth potential for tomorrow.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The fund’s (Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund) investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

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EQUITY MANAGER REPORTS

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Balance Fund

Value of a $10,000 Investment

Alpine Dynamic Balance Fund

S&P 500 Index

$18,000

$17,000

$16,000

$15,000

$14,000

$13,000

$12,000

$11,000

$10,000

$9,000

$8,000

$7,000

$11,156

$7,928

 Jun 7
  01

 Apr 30
 02

 Apr 30
 03

 Apr 30
 04

 Apr 30
 05

 Apr 30
 06

 Apr 30
 07

 Apr 30
 08

 Apr 30
 09

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (6/7/2001)

Alpine Dynamic Balance Fund	-0.22	-29.97	-11.42	-2.03	1.40

S&P 500 Index	-8.53	-35.31	-10.76	-2.70	-2.90

Lipper Mixed Asset Target Allocation Growth Funds Average	-1.74	-27.07	-7.16	-0.58	-0.29

Lipper Mixed Asset Target Allocation Growth Fund Ranking	—	497/677	497/539	366/445	42/293

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Balance Fund

     Portfolio Distributions* (Unaudited)

U.S. Govt Obligations     21.1%

Utilities   4.6%

Cash & Cash Equivalents   13.7%

Consumer Discretionary   7.5%

Consumer Staples   5.6%

Energy   2.0%

Financial   18.6%

Health Care   5.2%

Industrials   13.6%

Information Technology   0.2%

Materials   7.9%

Top 10 Holdings* (Unaudited)

1.	U.S. Treasury Bond,
	5.250%, 11/15/2028	9.17%
2.	U.S. Treasury Bond,
	6.000%, 02/15/2026	7.42%
3.	U.S. Treasury Note,
	5.000%, 08/15/2011	4.34%
4.	CONSOL Energy, Inc.	3.36%
5.	Johnson & Johnson	2.81%
6.	Eagle Materials, Inc.	2.72%
7.	Allegheny Energy, Inc.	2.63%
8.	JPMorgan Chase & Co.	2.62%
9.	CVS Caremark Corp.	2.53%
10.	The Goldman Sachs Group, Inc.	2.30%

*

Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The Alpine Dynamic Balance Fund provided a total return of -0.22% in the first half of our fiscal year, ending April 30, 2009. This compares with the decline of 8.53% for the Standard & Poor’s 500 Index and 9.37% for the Dow Jones Industrial Average. These six months were generally an adverse period for equity values. The Fund had an offset to these declines in its significant position in United States government obligations and, at end of the fiscal period, in cash equivalents. At April 30 these defensive holdings totaled 35.8% of the portfolio value.

The period under review was, from the point of view of investment management, among the most challenging of recent decades. It began with a widespread conviction that an economic crisis was in progress. Equity prices, as measured by the Dow Jones Industrial Average, fell sharply until a bottom was reached on November 21, 2008. Then, many equities snapped back, with substantial percentage gains until January 6, 2009. This rally was supported by new optimism that the change of United States Administration and Congress would facilitate necessary economic stimulation. It was supported by the continued easing of interest rates. In January, initial expectations of new economic policies were not immediately met and attention shifted to the deteriorating industrial, employment and credit situations. Initial proposals by the Secretary of the Treasury for new banking support were met with disappointment. The corporate earnings reports for the period ended December 31 led to further disappointment and apprehension in January and February. Then, on March 6 new policy declarations from the Administration led to a renewal of interest in equities. From March 6 to April 30, the Standard & Poor’s 500 Average increased 28%. Many stocks rose 50% or more from their severely depressed levels. The fixed income market, led by U.S. Treasuries, reached its peak in mid-March and slowly declined thereafter. We believe this recital of the record is relevant because it explains the challenges met by the Fund and the degree to which, in our view, volatile conditions were not reflecting the longer term values on which the Fund’s portfolio selection is based.

To demonstrate the investment volatility during this six-month period, we compared the 10 top performers with the 10 bottom performers. The following were the 10 top equity performers:

Temple-Inland Corp.	+112.5%

Fidelity National Financial Corp.	+105.3%

Darden Restaurants Inc.	+68.9%

Eagle Materials Inc.	+58.5%

Forestar Group Inc.	+46.8%

Student Loan Corp.	+42.2%

Goldman Sachs Group Inc.	+30.8%

Wesco International	+30.8%

J.C. Penney	+26.5%

Diamond Rock Hospitality	+25.3%

Each of these companies had come under severe pressure in 2008 and then rebounded with the March through April recovery.

Alpine Dynamic Balance Fund

Turning to the bottom performers, we see a less diversified group of holdings, led primarily by financial institutions. The bottom 10 were as follows:

Webster Financial Corp. of Connecticut	-71.6%

Guaranty Financial Group	-70.5%

Developers Diversified Realty Corp.	-66.2%

Ambac Financial Group Inc.	-65.5%

Bank of America Corp.	-62.1%

PennVirginia Corp.	-61.9%

MBIA Inc.	-51.9%

Bank of Florida	-47.5%

Wells Fargo & Co.	-39.4%

Norfolk Southern Corp.	-39.1%

Viewing these disparate results, it is quite clear that the financial related group remained under significant pressure while diversified, commercial and industrial companies began a meaningful recovery.

The traditionally defensive equity holdings in healthcare and utilities did not participate significantly in the market recovery trends, although many were under pressure in the 2008 fall. Thus, some of the Fund’s major holdings in healthcare, like Johnson & Johnson, Becton Dickinson, CVS and Walgreen remained in a narrow range.

A variety of moves were made to potentially enhance the portfolio. Illustratively, General Electric Company shares were bought on a scale down once the shares broke the traditional value range and especially after the dividend was cut by 50%. In November we purchased General Electric shares at $16.61, on March 9, at $7.44. Among banks, we added to our J.P. MorganChase position when it had fallen to $21.21 in January (April 30 it was selling at $35.00). We began buying State Street Corp. at $39.70 on December 31 and bought it down to $31.50 on February 20 (at this writing $48.70). Several issues were held for only a short time, such as Deere & Co. purchased at $27.46 on March 4 and sold on March19 at $31.73. Considerable profits were taken in U.S. Treasury obligations ranging up to a 20% gain on $2 million of United States Treasury 6% bonds of 2026 originally bought in August of 2006 and sold on March 19. In total, realized gains during this six month period ending April 30, 2009 were $1,171,000 long term and short term losses were $176,733.

The portfolio strategies employed in this period were a combination of seeking defensive, protective investment with longer term potential and being reactive to changing fundamentals in the short-term environment. Buying the shares of General Electric after an unprecedented decline, or adding to the shares of a top quality consumer products company such as Colgate Palmolive after a modest price break, or establishing a new policy of selling call options to add to assets, all took advantage of volatility in a prudent manner. Looking ahead, we have positioned the portfolio to potentially benefit by seeking companies likely to outperform in an economy of modest recovery, while providing income and basic long-term growth prospects.

We appreciate the continuing support of our investors.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Investing in this fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Alpine Dynamic Dividend Fund

Value of a $10,000 Investment

Alpine Dynamic Dividend Fund

S&P 500 Index

$9,925

$9,539

$22,000

$21,000

$20,000

$19,000

$18,000

$17,000

$16,000

$15,000

$14,000

$13,000

$12,000

$11,000

$10,000

$9,000

Sep 22
03

Oct 31
03

Apr 30
04

Oct 31
04

Apr 30
05

Oct 31
05

Apr 30
06

Oct 31
06

Apr 30
07

Oct 31
07

Apr 30
08

Oct 31
08

Apr 30
09

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (9/22/2003)

Alpine Dynamic Dividend Fund	-9.66	-46.68	-16.99	-4.26	-0.13%

S&P 500 Index	-8.53	-35.31	-10.76	-2.70	-0.84%

Lipper Equity Income Fund Average	-9.06	-34.17	-10.20	-1.66	0.60%

Lipper Equity Income Fund Ranking	—	291/294	222/233	151/180	113/160

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Dividend Fund

    Portfolio Distributions* (Unaudited)

Information Technology 9.2%

Materials 11.5%

Telecommunication 7.7%

Utilities 9.2%

Cash & Cash Equivalents 7.5%

Consumer Discretionary 9.8%

Consumer Staples 16.8%

Energy 9.0%

Financial 6.3%

Health Care 8.1%

Industrials 4.9%

Top 10 Holdings* (Unaudited)

1.	Deutsche Telekom AG	2.68%
2.	Monsanto Co.	2.52%
3.	Endesa SA	2.23%
4.	ITC Holdings Corp.	2.21%
5.	Molson Coors Brewing Co.	2.18%
6.	K&S AG	2.18%
7.	Microchip Technology, Inc.	2.13%
8.	Avon Products, Inc	2.03%
9.	Regal Entertainment Group - Class A	1.96%
10.	Carrefour SA	1.87%

*

Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change.Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

ADVDX provided an attractive dividend yield in a very challenging dividend environment

The Alpine Dynamic Dividend Fund (ADVDX) completed a challenging first half fiscal 2009 by achieving its primary objective of distributing attractive dividend income. Falling short of our objective of strong capital appreciation, ADVDX has been operating in a period of severe volatility and decreases in global equity markets throughout fiscal 2009. The dividends which we have sought to accumulate for the shareholders of this Fund are now fewer in number and in many cases the size of their dividends have been reduced. In recognition of this situation, we reduced the payout for the monthly dividend beginning in March, after considerable analysis to determine what we believe to be an achievable level going forward. We have intensified the dividend capture process during seasonal peak payment periods which naturally affects the holding periods surrounding the ex-dividend dates. A notable side effect could be the potential inability of the Fund to maintain the tax effectiveness of future Fund distributions since we no longer maintain a 61-day minimum investment period before rotating into a new dividend paying stock.

For the six months ended April 30, 2009, ADVDX’s NAV declined by 9.66% including dividend reinvestment versus an 8.53% decline in the S&P 500 Index and a 9.06% decline for the Lipper Equity Income Fund average for the same time period. ADVDX’s performance was impacted by a sharp decline in the value of some of its smaller capitalization holdings and extreme volatility in its international markets as the global equity indices made new lows in March 2009.

Within this very challenging environment, we are pleased that we have continued to achieve our primary objective of providing a high level of dividend income for our investors. For the six months ended April 30, 2009, ADVDX paid a total dividend of $1.43 per share which was 100% earned dividend income. Based on a closing price of ADVDX of $4.51 on 4/30/09, the $1.43 dividend payout represents a substantial trailing twelve-month dividend yield. For the six months ended April 30, 2009, ADVDX paid a total of $0.65 in dividends per share which represents a trailing six month dividend yield of 14.4%. Since inception, investors in ADVDX have received a total of $8.44 per share in earned dividend income. These dividends paid need to be added back to NAV when looking at historical total return calculations.

We have just come through the third worst bear market on record in the US, with a 57% decline for the S&P 500 Index from its peak in early October 2007 through the recent lows on March 9, 2009. Only the 1930s recorded worse equity market performance than what we have experienced in the past 17 months. The first half of fiscal 2009 brought the worst economic recession since the 1980’s and a near collapse of the global financial system, so it is not surprising that we have also seen an unprecedented amount of dividend cuts.

Alpine Dynamic Dividend Fund

Companies across the globe have either cut or eliminated dividends in order to conserve cash amidst declining earnings and still tight capital markets. Some of the most well-known companies in the US across different sectors have slashed their dividends, including GE, Pfizer, Dow, JPMorgan, Macy’s and CBS. Internationally, we have experienced even more severe dividend cuts than we have seen in the U.S. Our internal study completed in May 2009 analyzed a universe of liquid, high yielding companies outside of the US and found that on average these companies cut their dividends by over 40%, with the weakest markets being Italy, France and Norway.

Throughout first half fiscal 2009, we have strived to balance our portfolio to weather this economic storm. With the tides and undercurrents changing rapidly, it has been an extremely difficult environment to be a long-only dividend investor that has to have a significant portion of assets invested at all times in order to generate our high dividend yield. However, we have worked to reposition the portfolio to be more diversified and more balanced to handle the turbulence with a barbell approach. By this we mean that we have kept our cyclical names where we feel the stocks offer tremendous value and are positioned to potentially benefit from a better outlook for growth in late 2009 and beyond. We have also maintained our more defensive positions in sectors like healthcare, consumer staples, utilities, and telecom which should perform well if global growth continues to be weak. We will discuss this more in our 2009 Outlook below.

ADVDX has paid a regular monthly minimum dividend of $0.07 per share. In addition, in the third month of each quarter the Fund distributes excess dividend income that has been earned and accumulated during the quarter. Due to the difficult dividend markets, we were faced with a decline in the amount of the excess dividend that we were able to earn for the quarter ended March 31, 2009. This resulted in a reduction in our March 2009 excess dividend payment to $0.05 per share from the $0.18 per share that we were able to pay in December 2008. Excluding our excess dividend payments, our regular $0.07 per share per month dividend represents an annualized dividend of payment of $0.84 which is still a very attractive yield based on ADVDX’s closing price of $4.51 on 4/30/09.

If we continue to see these depressed levels of dividend payments globally, it may be increasingly difficult to generate any excess dividend payment until market conditions become more favorable. In response to current market conditions, we have needed to increase the velocity of our dividend capture program in order to maintain our current $0.07 per share per month dividend payout. This has resulted in the reduction of our average holding period and therefore decreasing the percentage of our dividend income which may be qualified for the reduced US Federal tax rates. We are actively monitoring the dividend environment and we will continue to work hard to find in our view the best dividend opportunities in these difficult markets.

International equity markets have been challenging, but we have continued to find dividend yields that are much higher than the US averages plus attractive potential growth opportunities

Despite significant dividend cuts around the globe, we have continued to find attractive growth opportunities and significantly larger dividend payouts overseas than we see in the U.S. ADVDX has a relatively larger exposure to overseas markets in comparison to the S&P 500 Index and our equity income peers. In addition to our multi-strategy and multi-cap approach, we invest on average approximately 25-35% of ADVDX’s assets in international equities. We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return. We search for attractive value opportunities in the U.S., Europe, Latin America, and Asia. This bottoms-up approach had taken a large portion of our international holdings to the Euro region, as the dividend payout ratios remain higher than any other region including the U.S.

As of April 30, 2009, ADVDX had invested 31.4% of net assets in international companies and 64.0% of its value in domestic US based companies, with the remaining 4.6% in cash and equivalents. However, we are continuously doing our homework and we have the flexibility in ADVDX to move our investments to where we see the greatest combination of value, growth, and dividends. For example, Europe has recently joined the US in more aggressive fiscal and monetary stimulus which has supported a rebound in European equities from the March lows. And we recently bought a basket of Chinese stocks listed in Hong Kong where we have found attractive yield and growth opportunities.

ADVDX is currently invested in equities based in 17 different countries, the majority of which would be considered mature countries. However we do have a small exposure to some emerging market economies and we continue to look for interesting dividend and capital appreciation opportunities in countries like Brazil and South Africa. Following the United States, our current top countries are Germany, France, Norway, Spain, and Israel. The average dividend yield for the major indices in these five countries is currently 5.22%versus the yield on the S&P 500 Index of 3.28%.

Alpine Dynamic Dividend Fund

Our investment approach combines three sub-strategies: Dividend Capture, Value, and Growth

Our number one priority continues to be to provide our investors with a very attractive dividend yield and to improve and grow our capital returns. We believe ADVDX offers a unique and balanced approach to achieving both dividend income and long-term growth of capital while offering investors diversification through international equity exposure. We scan the globe looking for what we feel are the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach. The Fund combines three research-driven investment strategies — Dividend Capture, Value, and Growth — to maximize the amount of earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

Our “Dividend Capture Strategy” seeks to enhance the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the reduced 15% dividend tax rate.

One of our top holdings as of April 30, 2009 announced a special dividend payment associated with a restructuring and we believe there is additional upside value to be realized following their dividend payment. Endesa SA (ELE SM) is one of Spain’s largest utilities that generates and distributes electricity throughout countries in Europe and Latin America. A controlling stake in Endesa was sold to Italy’s biggest utility company, Enel, in February 2009. As part of the sale, shareholders of Endesa received a $5.89 special dividend, or approximately 30% of the equity value of the company.

In our dividend capture, our largest holding at the end of fiscal first half 2009 was Deutsche Telekom (DTE GR) with a 10% annual dividend yield. Deutsche Telekom is the incumbent telecommunications provider in Germany with leading market positions in both fixed-line and mobile services. The company also has a broad international exposure with operations in the US, UK, Austria, Netherlands and the Czech Republic. The stock has been dragged down by the weak performance of its T-Mobile unit and by weak European economic outlook and we have significantly reduced our exposure following the receipt of our dividends.

Another large dividend capture holding included the French company Carrefour. Carrefour SA (CA FP) is the world’s second largest food retailer by revenue with an attractive annual dividend yield of 3.7%. Carrefour has operations in Europe, Latin America and Asia. They offer an appealing combination of a historically stable and strong cash flow from their core businesses in the developed economies plus exposure to emerging market growth which has currently generated about 20% of sales.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our second major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high dividend income. We would categorize three of our top holdings in this strategy; Molson Coors Brewing, Regal Entertainment and Avon Products.

Molson Coors Brewing (TAP), based in Colorado, was formed through the merger of Coors Brewing & Molson Inc in early 2005. TAP is the world’s fifth-largest global brewer, with a leading market share in Canada and the UK and is the No. 3 player in the US. We believe TAP is well positioned for strong earnings growth based on solid organic growth, more aggressive pricing discipline, industry share gains, moderating input costs, and rising cash flows. Beer fundamentals look positive as economic concerns are resulting in market share gains versus wines and spirits. Also, drinkers have been trading down to domestic premium beers where TAP has a high market share. In addition, its 2008 sales and distribution joint venture with SABMiller in the US is expected to generate $500 million in cost synergies which begin to be realized in 2009. In May 2009, TAP raised its annual dividend by 20% at a time when a record number of companies where reducing and eliminating dividends due to the economic downturn. This follows on a 25% increase in the dividend in 2008. TAP offers a 2.2% current yield and we would expect additional dividend increases and capital appreciation potential going forward as merger synergies and fundamentals continues to improve.

Alpine Dynamic Dividend Fund

Regal Entertainment (RGC), based in Tennessee, with a 5.7% dividend yield is the largest theater owner in the U.S., generating 20% of total U.S. box office revenue. It is currently enjoying a rebound in theater attendance based on what has been perceived as higher quality movie selections. We expect the continued large-scale rollout of enhanced 3-D technology to theaters in 2009 and 2010 to act as a catalyst for an additional increase in movie attendance and an enhanced margin opportunity for Regal as 3-D movies command premium ticket prices.

Avon Products (AVP), based in New York City, manufactures and sells beauty, fashion, and home products directly to consumers worldwide through its workforce of independent sales representatives. Avon has been able to aggressively grow its representative and distribution network in the US and other mature markets as the high unemployment rate attracts workers to the flexible Avon network. There is a strong correlation with representative growth at Avon and future earnings growth. They also have attractive exposure to the emerging market consumers with approximately three quarters of their profits being generated from emerging economies such as Brazil and Russia. In addition, they have recruited over 1 million representatives in China in just the last three years and Avon has been able to operate unrestricted in that market. They have also been a strong cash flow generator and have an attractive 3.3% dividend yield.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our third strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and predictable earnings streams that should support additional future dividend increases. We would categorize four of our top ten holdings as industry leaders with strong growth in their categories; Monsanto, ITC Holdings, K&S AG, and Microchip Technology.

Two of our top growth and income holdings are in one of our favorite secular investment themes and that is agriculture where we still see structural imbalances between demand and supply created by emerging market consumers. Monsanto (MON), based in Missouri, is a global producer of agricultural products used by farmers to improve productivity and enhance crop yields. The company has pioneered the development of genetically modified seeds for corn, soy, cotton, fruits and vegetables and is best known for its innovative agricultural technology and rich R&D pipeline. As a global leader in agriculture biotech, Monsanto provides investors a play on secular trends in favor of increasing farm productivity while curtailing consumption of energy, water, herbicides, and insecticides. We expect strong earnings growth for Monsanto for the next several years. Management raised its dividend by 10% in January 2009 at a time when other companies were cutting and MON now has a 5 year dividend growth rate of over 30% pa (per annum).

K+S AG (SDF GR), based in Germany, is a global supplier of specialty and standard fertilizers, plant care and salt products. The urbanization of emerging markets has increased demand for agricultural products thus stimulating demand for fertilizers like potash, which drives 70% of earnings for K+S. Management is committed to returning cash to shareholders with a current attractive annual dividend yield of 4.9% and a 5 year dividend growth rate of over 50% pa.

ITC Holdings (ITC), based in Michigan, is the largest independent electric transmission company in the US. ITC’s 15,000 circuit miles of transmission lines cover an 80,000 square mile service territory spanning 5 midwestern states. The company is also developing new transmission opportunities in Kansas and Oklahoma, and has recently proposed the 3,000 mile Green Power Express transmission project to bring wind resources from the Dakotas, Minnesota, and Iowa to the midwest. We believe that ITC is very well positioned to participate in the upgrade and build-out of the nation’s electric transmission grid, a key priority for the Obama administration. A more robust grid is needed to tap the nation’s clean energy resources such as wind, solar, and natural gas. ITC is expected to deliver several years of above average EPS growth thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plans. We view the current share price as attractive for longer-term oriented investors seeking both long term growth and a current 2.8% dividend yield.

Microchip Technology (MCHP), based in Arizona, designs, manufactures and markets microcontrollers for high-volume embedded control applications used in a variety of industries, including appliances, automotive, utility, lighting and medical. The company is the market share leader in its core product category (8 bit microcontrollers) and expanding into adjacent markets (16 bit and 32 bit microcontrollers), which should translate into very attractive annual earnings growth over the long term. In addition, we are attracted to the business’ strong free cash flow generation, which has enabled management to maintain one of the highest dividend yields in the technology sector at 6.1%.

Alpine Dynamic Dividend Fund

Outlook for Second Half 2009: We Remain Optimistic as Positive Catalysts Should Support Additional Equity Market Appreciation

Looking to the second half of 2009, we remain encouraged about the outlook for the equity markets and for ADVDX’s investment strategy. This is based on our view that the global economic data should continue to improve, albeit in a potentially choppy manner, from the current depressed levels. Granted, the S&P 500 Index has rebounded by an astounding 40% from the March 2009 lows, so some of the future improvement in economic conditions is likely already priced in to current equity values. So we may be entering a period of consolidation or more muted increases particularly through the low volume summer months, but we continue to see potential opportunities for our investors.

We see several positive catalysts for the global economies and the equity markets in the second fiscal half of 2009. One near term stimulus is the expected rebound in the auto industry. Auto production in the US is estimated to grow by close to 50% from current severely depressed levels through the end of the third quarter 2009. This should drive demand for products across a spectrum of industries, most notably in materials, energy and industrials. For example, in the railroad industry it is estimated that one carload of finished autos creates about seven carloads of inputs that go into autos, like sand for glass, chemicals for plastics, coal for steel and steel finished products to name just a few. In addition, the “cash for clunkers” stimulus program being worked on in Congress will likely be implemented by the fourth quarter of 2009 which should provide incentives for consumers to replace older cars with new, more fuel efficient cars. Similar programs have already been employed in countries like China, Germany, India and Brazil and they have created strong auto demand.

Another short-term catalyst we are currently experiencing is the restocking of depleted global inventories across a variety of sectors. Following the collapse of Lehman Brothers in September 2008 and the ensuing “economic Pearl Harbor” to quote Warren Buffet, companies across the globe faced constraints on short term liquidity that supported inventory growth. In addition, the sharp and sudden decline in economic activity drove companies to rapidly curtail production and work off existing inventory levels. Global industrial production was slashed by record amount from September 2008 through February of 2009. Now that we have seen the stabilization in many of the world economies, companies are beginning to rebuild their slim inventories and global industrial production has started to improve in March 2009.

A longer term catalyst is the impact of the massive fiscal stimulus programs that have been enacted around the world. Countries across the globe are quickly implementing consumer incentive programs and huge government spending programs to promote end user demand and ultimately job growth in their countries. Interestingly, the Obama administration has started to provide weekly reports on the amount of stimulus funds that are being paid out to recipients. This currently stands at $44 billion at the end of May 2009 and is expected to rise to over $250 billion by the end of 2010.

Another longer term catalyst is the large amount of coordinated easing of interest rates by global central banks. This increases money supply and supports economic growth but it traditionally takes 12 to 24 months to see the impact of low short term rates in the economy. But we know that these efforts have helped to stabilize global credit markets and we have started to see an increase in the willingness of banks to make consumer loans, which has a 70% correlation with consumer spending. The result of all these stimulus efforts is that we have started to see a rebound in economic data globally and particularly in many of the emerging market economies.

On the other side of the very powerful catalysts that we have outlined above, there are also identifiable risks that need to be balanced and monitored. One risk to a recovery in the housing market has been the recent rise in the long end of the interest rate curve, which has resulted in an increase in mortgage rates from their very low levels. For example, the Freddie Mac National Mortgage 30 year fixed rate is 5.38% on 6/17/09 which is still at relatively low levels versus the 6.46% at the beginning of fiscal 2009, but it is off the very attractive lows of 4.78% set on 4/30/09. Early in an economic recovery it is traditional for long-term rates to rise as money comes out of treasuries and into higher risk alternatives. Plus, a positive yield curve has been a very strong predictor of future economic recoveries and we are currently seeing one of the steepest yield curves on record.

Another negative for a strong global recovery has been the recent rise in energy prices. Crude began our fiscal year at $102.12 on 11/4/08 and then declined 63.3% to a low of $37.47 on 2/12/09 in response to the abrupt global slowdown. But prices have risen 89.5% from those lows as the outlook for economic recovery has improved and supply has been taken out of the market. Crude now stands above $71 as of 6/18/09 and this rise in input and operating costs acts like a tax on the economy for already constrained businesses and consumers.

Other fundamental drags for a consumer-led recovery include still high levels of unemployment and the

Alpine Dynamic Dividend Fund

ongoing de-leveraging cycle. The US posted its highest continuing jobless claims on record on 5/29/09 at 6.83 million people. However, unemployment is typically a lagging indicator and the equity markets traditionally will bottom well before unemployment starts to decline. And we are likely going to continue to see the hangover of households de-levering after binging for years on easy credit lines and home equity withdrawals. The personal savings rate in the US rose to 5.7% in April 2009 which is the highest level since 1995 and will likely be a negative for near term personal consumption. The US government has made tremendous efforts to avert a financial meltdown, but in the end, the key to revitalizing household cash flows and driving sustainable economic growth must be centered on solutions for housing and unemployment.

The Financial Sector Continues to be a Challenging Investment and Dividend Environment

At this time, the financial sector remains a challenge to us not only because the fundamental outlook remains tough, but because they have dramatically reduced or fully eliminated their dividends. Surviving financial leaders such as Citigoup and Fannie Mae have eliminated dividends and companies like Bank of America, JPMorgan and Wells Fargo have slashed their dividends by over 50% and as much as 98% since 2007. These groups of companies were averaging well over 4% dividends yields in 2007 and the global financial sector had traditionally been one of our largest in our dividend capture and U.S. pair trading strategies. Fundamentally, financial companies will likely continue to face write-downs on mortgage-related assets, plus we have the rising risk of defaults on commercial loans and consumer-related credit cards and auto loans. In addition the need to recapitalize balance sheets and the outlook for a reduction in high margin business opportunities may continue to dampen earnings outlooks beyond more write-downs.

Throughout the first half of fiscal 2009, we made what we believe was the correct investment decision to underweight the financial sector stocks because of their rapidly deteriorating fundamentals and the threat of nationalization that took us to the March 2009 market lows. The financials actually surpassed the 83% decline in the technology bust from 2000-2002 by declining 84.6% from the intra-day peak on the S&P 500 Financial Select Sector Index (IXM) on 5/23/07 to the low on 3/6/09. However, thanks to the aggressive policy actions taken by governments around the world, the financials have since rallied a dramatic 86% off their March lows to the close of the fiscal first half on 4/30/09. What is remarkable is that despite this rally, the financial sector was actually still down 14% for the year to date 2009 through 4/30/09.

Our strategy during the financial markets turmoil has been to add to the higher quality stocks on dips where we believe valuation have become attractive and dividend opportunities exist. So within the financial sector, we have tried to be creative and look for opportunities for investors for our combination of attractive dividends and total returns. For example, we have added some global asset managers which still pay attractive dividends and should benefit from a rebound in asset values, money inflows, and performance fees. We recently bought a basket of Chinese banks with yields averaging over 3% to participate in their economic rebound and we continue to hold the high quality U.S. industry leaders, like JPMorgan and Morgan Stanley. So while we may have put in a floor on the bottom of the financial sector equity prices, now with so many of these companies having dramatically cut or eliminated their dividends it may be difficult for ADVDX to fully participate in further financial rallies.

We Will Maintain Our Balanced Approach In 2009

The volatility over the past 18 months in global equity markets has provided challenges and opportunities. Our goal is to keep our portfolio balanced and maintain our “barbell” approach to our stock selections. What we mean is that a portion of the portfolio will continue to be invested in more defensive companies with what we feel are strong and sustainable earnings and cash flow growth with the potential for increasing dividends. These are companies in sectors like healthcare, consumer staples, telecom, and utilities where earnings and dividend growth should be more resilient in economic downturns. On the other end of the barbell, we are searching for attractive value opportunities in some strong companies in the more cyclical sectors like energy, materials, consumer discretionary and industrials whose prices have been overly punished and where we believe long term growth prospects are still attractive.

While we do expect additional headline risks particularly in the financial sector for the remainder of 2009, we are optimistic that global economic growth should continue to improve in the second half of 2009 and into 2010. In addition, we are hopeful that the second half of 2009 will be a better environment for ADVDX’s investment strategy as fundamental investors focus on high quality and attractive dividend payers. With global interest rates approaching zero, we would expect capital to search for sustainable yield opportunities in equities which was the case coming out of the bear market in the mid-70’s.

Alpine Dynamic Dividend Fund

In summary, we see both catalysts and risks in second half 2009. Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning the globe for undervalued opportunities and high quality cash flow generators. We are confident that we should be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio. We are hopeful that we will be able to experience a better equity environment in the second half of 2009 and we will be able to return ADVDX to its history of strong capital appreciation and total return.

Thank you for your support of ADVDX and we look forward to a better and more prosperous year in 2009 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Diversification does not assure a profit or protect against loss in a declining market.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Free cash flow: Cash not required for operations or for reinvestment. Often defined as earnings before interest (often obtained from the operating income line on the income statement) less capital expenditures less the change in working capital.

Earnings Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Lipper Averages are compiled by Lipper, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives.

Lipper rankings are based on total return and do not include the effect of a sales charge. Rankings are only for the classes listed. Rankings of other classes will vary.

The S&P 500 Financial Select Sector Index (IXM) is a modified cap-weighted index that is intended to track the movements of companies that are components of the S&P 500 and are involved in the development or production of financial products. This index serves as the benchmark for the Financial Select Sector SPDR Fund XLF.

One cannot invest directly in an index.

Alpine Dynamic Financial Services Fund

Alpine Dynamic Financial Services Fund

NASDAQ 100 Financial Index

PHLX/KBW Bank Index

S&P 500 Index

$8,056

$7,818

$6,038

$3,787

$15,000

$13,000

$11,000

$9,000

$7,000

$5,000

$3,000

Nov 1
05

Jan 31
06

Apr 30
06

Jul 31
06

Oct 31
06

Jan 31
07

Apr 30
07

Jul 31
07

Oct 31
07

Jan 31
08

Apr 30
08

Jul 31
08

Oct 31
08

Jan 31
09

Apr 30
09

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and SmallCap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The NASDAQ 100 Financial Index, the PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	6 Months (1)	1 Year	3 Years	Since Inception (11/1/2005)

Alpine Dynamic Financial Services Fund	-7.34%	-38.56%	-11.15%	-6.00%

NASDAQ 100 Financial Index	-22.25%	-35.08%	-17.12%	-13.45%

PHLX/KBW Bank Index	-42.83%	-58.60%	-31.14%	-24.27%

S&P 500 Index	-8.53%	-35.31%	-10.76%	-6.80%

Lipper Financial Services Funds Average	-21.43%	-45.76%	-23.23%	-8.29%

Lipper Financial Services Fund Ranking	—	28/86	8/66	15/62

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Financial Services Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Insurance 3.9%

IT Services 5.2%

Investment Companies 2.2%

Thrifts & Mortgage Finance 10.3%

Transportation Infrastructure 0.8%

Capital Markets 28.2%

Cash & Cash Equivalents 1.5%

Commercial Banks 25.0%

Commercial Services & Supplies 0.4%

Diversified Financial Services 20.9%

Industrial Conglomerates 1.6%

1.	IntercontinentalExchange, Inc.	6.67%
2.	Alliance Bancorp, Inc.	5.33%
3.	Banco do Estado do Rio Grande do Sul SA	4.32%
4.	JMP Group, Inc.	3.95%
5.	Goldleaf Financial Solutions, Inc.	3.55%
6.	Blackstone Group LP	3.45%
7.	The Goldman Sachs Group, Inc.	3.40%
8.	Sanders Morris Harris Group, Inc.	3.07%
9.	MF Global, Ltd.	2.70%
10.	CME Group, Inc.	2.60%

*

Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The Alpine Dynamic Financial Services Fund reported a -7.34% total return during the six months ended April 30, 2009. This compares favorably to returns for the NASDAQ 100 Financial Index of -22.25% and the PHLX/KBW Bank Index of -42.83% during the same period.

The fiscal year started off with the financial industry entering the worst storm since the Great Depression. Conditions were dark and bleak. The failure of Lehman Brothers and the Government takeover of AIG caused the capital markets to seize-up. Only through a concerted worldwide effort among Governments and their central bankers was the flow of much needed liquidity sustained. Consumer sentiment and public trust of the banking industry was at its lowest point. As we progressed through the first half of the fiscal year, business conditions remained challenging. The holiday season proved to be a disappointment, the labor market weakened further, the only source of capital for banks was the Government, the bailout of the auto industry was not going well, the credibility of the new US Treasury Secretary was in question, and politicians attracted media attention by talking openly about the potential need to nationalize some large banks. But a glimmer of hope began to appear as we neared the end of this period. The market, as measured by the Standard & Poor’s 500 Index, rallied off a March 9 closing low on news of an internal letter from Citigroup’s CEO stating the company was having the best quarter since late summer 2007. This was followed by comments from the CEO of Bank of America stating that the bank was profitable in the first two months of the year and he expected a profit for the full year. The rally brought a change in investor sentiment. Instead of seeing the “economic glass” as half empty, investors started to focus on any positive trend in the data being reported. Then in early May, an overhanging uncertainty for the large banks was taken away with the reported results of the Government’s stress test. This disclosure opened the door to the capital markets for banks wanting to raise capital and repay government TARP money. Tens of billions of dollars have been raised by banks and insurance companies since early May. This flow of private capital into the sector along with an improved credit market has eliminated the fear of bank nationalization and greatly reduced the negative rhetoric coming out of Washington. This in turn has given a boost to financial stocks.

Although market conditions for financial stocks have improved since the beginning of the fiscal year, business conditions still remain challenging. Two areas of investor concern are capital and asset quality. As we just discussed, financial institutions are addressing their capital needs but asset quality is tied to the credit cycle which moves in a slow methodical manner. Our

Alpine Dynamic Financial Services Fund

discussions with bank managements lead us to conclude that nonperforming assets and charge-offs will likely remain at elevated levels into 2010. These conditions will negatively affect net interest margins, loan loss provisions, and other noninterest expenses. We expect little to no balance sheet growth this year. Part is due to the banks’ desire to let problem assets run-off and to build their capital ratios and part is due to a reduction in loan demand. Contrary to press reports, banks are looking to lend to good borrowers. What has changed is the lax loan underwriting of the boom times has been replaced with more traditional conservative underwriting. Debt coverage, loan to value ratios and projections appear more realistic. With the aggressive Wall Street conduits gone, loans now appear to be priced to their appropriate risk level. In the long run this should help the net interest margin. Mortgage banking operations did well in the first quarter of calendar 2009 due to a strong level of refinancing but with the recent back-up in interest rates this trend has reversed in the second quarter. During this difficult operating environment, companies are focused on cost control. A number of financial companies have announced headcount reduction programs. Discretionary capital expenditures are also being scrutinized. Partially offsetting these cost savings are expected increases in FDIC deposit insurance premiums and the cost of working through problem assets.

In an effort to preserve capital, many financial institutions have cut their cash dividends and cancelled their stock buyback programs. We expect these initiatives will remain in place until the level of problem assets begins to decline. We also expect the pace of healthy bank mergers to remain slow until asset quality trends improve. In the interim, we believe industry consolidation will center on FDIC assisted failed bank transactions. We also believe there could be some merger of equal transactions among small community banks as a means of reaching scale to be profitable and increasing their legal lending limit to one borrower.

Based on our outlook for the financial industry, we still prefer companies with little or no credit exposure. At the top of our list are the futures exchanges, CME Group and Intercontinental Exchange. We feel these exchanges should benefit from the U.S. Treasury’s desire to increase transparency of the derivatives market, which includes interest rate and credit default swaps, by moving more of these transactions from the private over-the-counter market to an open centralized electronic platform like the exchanges. We also like the emerging markets exchanges, such as, BM&F Bovespa in Brazil, Bolsa Mexicana, and the Hong Kong Exchange. We believe some of the better hedge fund managers, who closed down their funds due to adverse market conditions and are taking the summer off, may look at raising money later this year. If these high transaction investors re-emerge it should increase the trading volume on the equity exchanges like NASDAQ OMX Group and NYSE Euronext.

Another area we like are companies that provide trading services. These firms do not have exposure to the more volatile investment banking operations. Instead they depend on the trading volume of their customers. If the current stock market continues to trend upward we would anticipate that the retail investors may return and trade more frequently. Companies that would potentially benefit from this trend are Interactive Brokers Group, OptionsXpress Holdings, and TradeStation.

Although we remain cautious on the banking sector, we believe the small community bank stocks currently offer the best potential long-term return. These stocks have not increased as dramatically as the large-cap bank stocks have in the last three months. We suppose that much of the buying in bank stocks during this period was by large mutual funds looking for very liquid stocks to deploy their cash quickly. As for micro-cap bank stocks, the investor base tends to be dedicated financial services funds along with individual investors. We would expect when money flows back into these specialty funds that part of that money could be invested in community bank stocks. One such bank that we like is California United Bank. The Bank was founded in May 2005 in the town of Encino. It is one of the most successful start-up banks. In less than four years the Bank has grown to $412 million in assets with three branches and one loan production office. As of the writing of this letter, the Bank has yet to report their first nonperforming loan. Part of the Bank’s success is due to the fact that the senior management team had worked together at another local bank, which they sold near the top of the bank stock market in 1999. Management has successfully reassembled some of their best bankers and attracted many of their clients from the previous institution.

During this uncertain economic time we attempt to reduce the overall risk of the portfolio without jeopardizing potential return. This is done by constructing a diversified portfolio which includes stocks

Alpine Dynamic Financial Services Fund

we believe should outperform near term, like the exchange stocks, along with stocks we believe may provide stability near term but potentially outperform long term, like California United. We wish to thank our investors for your continued support in our endeavor.

Sincerely,

Peter J. Kovalski
Portfolio Manager

The fund primarily invests in equity securities of financial services companies and will be affected by risk factors particular to this industry such as regulation, monetary and fiscal policies and interest rates, as well as general market risks. The fund invests in smaller companies, which involve additional risks such as liquidity and greater volatility. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

There is no assurance the fund will achieve its investment objective.

References to other mutual funds should not be interpreted as an offer of those securities.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit or protect against loss in a declining market.

Alpine Dynamic Innovators Fund

$3,000

$5,000

$9,000

$7,000

$11,000

$13,000

$15,000

Alpine Dynamic Innovators Fund

Russell 2000 Total Return Growth Index

$7,478

$6,017

Value of a $10,000 Investment

Jul 11
06

Aug 31
06

Oct 31
06

Dec 31
06

Feb 28
07

Apr 30
07

Jun 30
07

Aug 31
07

Oct 31
07

Dec 31
07

Feb 29
08

Apr 30
08

Jun 30
08

Aug 31
08

Oct 31
08

Dec 31
08

Feb 28
09

Apr 30
09

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisory fees.

The Russell 2000 Total Return Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The Lipper Small-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000 Total Return Growth Index and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09
	6 Months (1)	1 Year	Since Inception (07/11/2006)

Alpine Dynamic Innovators Fund	-16.40%	-53.61%	-16.58%

Russell 2000 Total Return Growth Index	-3.77%	-30.36%	-9.85%

Lipper Small-Cap Growth Funds Average	-3.25%	- 33.04%	-10.31%

Lipper Small-Cap Growth Fund Ranking	—	587/587	477/509

(1)      Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Innovators Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
Information Technology 28.4% Materials 5.5% Consumer Discretionary 9.3% Energy 0.6% Financials 3.5% Health Care 35.9% Industrials 16.8%	1.	Itron, Inc.	6.93%
	2.	FLIR Systems, Inc.	5.40%
	3.	Air Products & Chemicals, Inc.	5.35%
	4.	Ansys, Inc.	5.25%
	5.	Logitech International SA	5.10%
	6.	Intuitive Surgical, Inc.	4.67%
	7.	Priceline.com, Inc.	4.50%
	8.	Life Time Fitness, Inc.	4.35%
	9.	Life Technologies Corp.	4.32%
	10.	Alcon, Inc.	4.27%

*   Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The Alpine Dynamic Innovators Fund experienced a total return decline of-16.40% in the first half of our fiscal year, ended April 30, 2009. This compares with the decline of -8.53% for the Standard & Poor’s 500 Averages and -9.37% for the Dow Jones Industrial Averages. These six months were generally an adverse period for equity values and proved especially negative for the shares of smaller capitalization companies with generally volatile earnings. The Dynamic Innovators Fund concentrates significantly in such companies. The long-term record demonstrates that this is an area that has historically provided attractive returns on investment. But, in the adverse environment of the six months period from November 1, 2008 to April 30, 2009 stock issues in this category proved to be unappreciated and even unwanted. A significant reversal of these adverse trends began subsequent to March 6th and continued through May and to this writing in early June.

The role of innovative, usually smaller companies in the economy and the markets presented challenging contradictions in the period under review. Innovation was often faced with a deteriorating demand situation, and consequent losses in production and productivity as the economy slipped into acute recession. Ironically, many such companies are potentially the vehicles which would help to reaccelerate the economy in emerging from recession. Their innovations should be capable of providing new stimulus in demand and profit generation. In the recent nervous market environment, such holdings were often regarded by investors as marginal commitments rather than high potential opportunities. They were frequently eliminated from portfolios as the economic crisis atmosphere surged. We made many sales of issues considered vulnerable to further declines.

We made purchases of issues which seemed to us to be strikingly undervalued in terms of their innovative growth potentials. We were encouraged to take positive action by the historical record of major sharp market declines in recessionary periods, where smaller-capitalization, less well-known companies shares were often simply abandoned and then became profits leaders in the subsequent recovery. We hope to see similar trends as recovery develops.

A few investments led the portfolio with significant gains even in this adverse market environment. The top ten produced gains ranging from +14.5% to +91.1% in the six month period. They are as follows:

Allscripts-Mysis Healthcare Solutions	+91.1%

Priceline Co.	+84.5%

Life Technologies	+29.6%

Hologic Inc.	+21.5%

HMS Holdings Corp.	+21.0%

Mocon Inc.	+20.5%

Flowserve Corp.	+20.5%

Inventive Health Inc.	+17.1%

Air Products & Chemicals, Inc.	+15.3%

Westport Innovations, Inc.	+14.5%

Significantly, half of these leading issues are participants in the healthcare industry, and a leader in a phase of the technologies which should be significantly benefited by the focus of the Obama Administration’s stimulus program.

Alpine Dynamic Innovators Fund

Ironically, the bottom ten performers, which fell from -27.8% to
-79.9%, also include healthcare innovators. But, those which were most severely affected, Sequenom Inc., Arthrocare Corp. and Abiomed Corp., each disclosed disappointing trends with their major innovative products. Sequenom, which had been the Fund’s outstanding performer in a move from original purchase at $7.77 in October, 2006 fell from a high of $29.00 in September, 2008 to just over $3.00 when it was disclosed that their most innovative product was marred with questioned data.

Following the trends which had begun after March 6, and anticipating more stabilized markets, we believe the Fund is well positioned. Our confidence is high that the fundamentals of innovative businesses in the United States remain promising. With venture capital funding declining and leveraged buyouts minimal, we expect more attention to be paid to established businesses with high growth potential through their innovative products or services. Our goal is to increase the Fund’s participation in such companies and continue to take advantage of emerging new opportunities.

We thank our shareholders for their confidence in this thesis and our management in the difficult period just passed.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund portfolio will involve short positions, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Alpine Dynamic Transformations Fund

Value of a $10,000 Investment

  $11,000

  $10,000

    $9,000

    $8,000

    $7,000

    $6,000

    $5,000

    $4,000

Dec 31
   07

Feb 29
   08

Apr 30
   08

Jun 30
   08

Aug 31
   08

Oct 31
   08

Dec 31
   08

Feb 28
   09

Apr 30
   09

  $6,143

  $5,883

Alpine Dynamic Transformations Fund

S&P 500 Index

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mid-Cap Core Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations below Lipper’s USDE large cap floor. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mid-Cap Core Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	6 Months (1)	1 Year	Since Inception (12/31/2007)

Alpine Dynamic Transformations Fund	1.60%	-41.70%	-32.87%

S&P 500 Index	-8.53%	-35.31%	-30.65%

Lipper Mid-Cap Core Funds Average	-1.87%	-33.98%	-29.07%

Lipper Mid-Cap Core Funds Ranking	—	344/380	293/375

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Dynamic Transformations Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Information Technology 10.6%

Materials 6.6%

Cash & Cash Equivalents 5.6%

Consumer Discretionary 30.6%

Financials 8.0%

Health Care 12.6%

Industrials 26.0%

1.	Pall Corp.	10.00%
2.	Ingersoll-Rand Co., Ltd.	6.02%
3.	Autoliv, Inc.	5.60%
4.	Priceline.com, Inc.	5.51%
5.	Intuitive Surgical, Inc.	5.44%
6.	Starbucks Corp.	4.38%
7.	CME Group, Inc.	4.19%
8.	FLIR Systems, Inc.	4.15%
9.	Hewlett-Packard Co.	4.09%
10.	Emergency Medical Services Corp.	3.96%

*

Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change.
Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The Alpine Dynamic Transformations Fund investment performance in the first half of its fiscal year, the six months ended April 30, 2009 produced a total return of 1.60%. This contrasted with declines of -8.53% for the Standard & Poor’s 500 Index and -9.37% for the Dow Jones Industrial Average. It is encouraging to note that as of this writing, June 11, 2009, it appears that the Fund has emerged from an extremely challenging economic and market environment. Please refer to the preceding page for our standardized performance.

Notwithstanding highly adverse conditions for equities, a number of portfolio holdings which are transformative in nature outperformed the market’s environment in the period under review. Illustrative are the top five performers during this period, as follows:

Ingersoll-Rand Corp. shares advanced 20.6% in the period ended April 30. This classically old line, heavy industry company, has been in the process of significant refocus of its products and even its base of operations. The company sold their small tractor operations and purchased a major producer of ventilation and cooling systems, Trane Company. It also moved its base of operations to Bermuda, providing international tax advantages.

During the six month period of this report, Autoliv Inc. gained 18.9%. This leading producer of automotive safety equipment, seat belts and airbags, has begun an important transformation into night vision driving systems. Recently it has contracted with Texas Instruments Corp. for processors for night vision systems. Pressed by the adversities in the automotive industry which it serves, it appears to be leading in the recovery with its new product potentials.

Exide Technologies shares were up 14.3% for the same period. It seeks to move its dependence on the traditional automotive battery to a position in the hybrid battery powered field.

Ryland Group shares were up 10.6% in the six months period. This important home builder has reshaped its operations through reducing dependence on land inventory, writing down assets and converting them into cash.

Starbucks Corp. shares were up 10.1%. Starbucks is aiming to revitalize its position as a major coffee shop operator with new blends, new marketing policies and closure of underperforming units.

While the transformation oriented companies led through the entire six month period, there are others which were purchased during the period and produced strong results. Notably, PNC Financial shares rose 77.0% from purchase on February 20, 2009, CME Group was up 26.6% from purchase on January 21, 2009, and Snap-On Tools Inc. was up 20.6% from March 25, 2009. Each was regarded as a transformative opportunity. PNC had acquired a key Ohio banking franchise, CME Group (a derivatives exchange) that appeared likely to benefit from new regulation and trading opportunities of credit

Alpine Dynamic Transformations Fund

default swaps, and Snap-On Inc. is broadening its product base beyond its traditional dependence upon automotive maintenance and repair.

The bottom five performers during the six month period were companies which had slow downs in their transformative growth during this period. The most adverse was Flotek Industries Inc., down 89.0% as its oil and gas related exploration products saw a sharp fall off in demand with the declining prices of oil and gas. Most recently the company has received a significant capital infusion. Abiomed, Inc. shares were down 55.0% as their new heart assistance devices did not reach expected sales levels prior to new clinical trials. Walter Energy was down 25.5% reflecting declining coal demand for export. Wells Fargo shares were originally purchased as Wachovia stock. Under severe pressure at the height of the banking crisis, the shares fell 39.4% during this period. Priceline.com Inc. shares were down 39.3% in the six month period, but have since recovered by more than 20% to within 5% of our original March 2008 purchase price.

Considerable portfolio restructuring took place during the six month period. Most notable was the reduction of a significant segment of investments from the oil and gas development industries. These resulted in losses being recorded for holdings such as Helix Energy

Solutions Group, Plains Exploration and Production Co., Tidewater Inc., and Chesapeake Energy Corp. Among financials, the most significant loss was in the shares of Federal National Mortgage Association, which was sold in recognition of the change in their status, dictated by the U.S. Treasury, into the ambiguous state of “conservatorship”. Efforts were made to offset these significant losses in the financials with new commitments and profit taking in the shares of State Street Corp., PNC Financial and Direxion Financial ETFs.

We believe that this still early stage Fund has gone through a challenging initial period which has already demonstrated that the focus on companies with significant transformation which are well managed and well positioned have the potential to prove highly rewarding. The results thus far in 2009 encourage us in this belief. We believe that as the economy emerges from a recession it should be increasingly apparent that corporate transformations may be a leading source of capital appreciation.

Sincerely,

Stephen A. Lieber
Sarah Hunt
Co-Portfolio Managers

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. You cannot invest directly in an index.

Alpine Accelerating Dividend Fund

Value of a $10,000 Investment

Alpine Accelerating Dividend Fund

S&P 500 Index

Dow Jones Industrial Average

  $11,000

  $10,000

    $9,000

    $8,000

    $7,000

 Nov 05
08

 Nov 30
08

 Dec 31
08

 Jan 31
09

 Feb 28
09

 Mar 31
09

 Apr 30
09

   $9,860

   $9,295

   $9,095

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of large cap U.S. industrial corporations. The S&P 500 Index and the Dow Jones Industrial Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09
	1 Month (1)	3 Months (1)	Since Inception (11/05/2008) (1)

Alpine Accelerating Dividend Fund	3.46%	-2.18%	-1.40%

S&P 500 Index	9.57%	6.48%	-7.05%

Dow Jones Industrial Average	7.56%	3.05%	-9.05%

(1)      Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Accelerating Dividend Fund

    Portfolio Distributions* (Unaudited)

Industrials 13.9%

Information Technology 5.2%

Materials 8.2%

Telecommunication Services 2.0%

Utilities 8.3%

Cash & Cash Equivalents 24.4%

Consumer Discretionary 4.6%

Consumer Staples 16.3%

Energy 4.3%

Financials 3.0%

Health Care 9.8%

Top 10 Holdings* (Unaudited)

1.	Sigma-Aldrich Corp.	3.50%
2.	Chevron Corp.	3.29%
3.	Colgate-Palmolive Co.	3.23%
4.	Alcon, Inc.	3.21%
5.	General Mills, Inc.	3.16%
6.	Chubb Corp.	3.11%
7.	General Dynamics Corp.	3.09%
8.	Sonoco Products Co.	3.04%
9.	L-3 Communications Holdings, Inc.	3.04%
10.	Wisconsin Energy Corp.	2.99%

*

Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

On November 5, 2008 we launched the Alpine Accelerating Dividend Fund. In its first 6 months of operation, ending on April 30, 2009, the Fund experienced a total decline of 1.40%. This compares favorably with the decline of 7.05% for the Standard & Poor’s 500 Index and a decline of 11.26% for the Dow Jones Industrial Average for the same period.

The objective of the Accelerating Dividend Fund is to invest in companies with a history of rising dividends where the dividend increase is currently accelerating on an annual basis, or has the potential to accelerate in the future based on our analysis. The aim of the Alpine Accelerating Dividend Fund is to achieve a strong stream of income flow and capital appreciation by concentrating investment in companies which have not only had a history of increasing their dividends but have done so at an accelerating rate. Meeting this standard is a test of financial quality and capability. We believe acceleration is best sustained by companies with consistent sales or service growth, with liquid and growing financial assets. Our aim is to generate income for our investors by selecting what we believe are high quality companies with very solid financial profiles.

Illustrative of companies that have been capable of meeting the standards of our accelerating dividend program are the top performing holdings in the brief history of this still incubating Fund. The following are the top performers from the funds inception through the period ending April 30, 2009: J&J Snack Foods +32%, Monsanto +26%, McGrath Rentcorp +19%, Sigma Aldrich +15% and L-3 Communications +10%. Significantly, these companies are not concentrated in any one particular area, but conversely represent a broad cross-section of numerous industries including consumer products, agricultural, bio-chemicals, modular office rental, and defense. It is our intention to continue to look for investments that meet our criteria without assuming excessive risk by overly concentrating in one particular sector.

While a limited universe of companies have provided increasing dividends for a sustained period of time, even fewer have demonstrated sustained dividend acceleration. We use a selective screening process to identify companies with this potential. We feel that in the long-run, these companies should provide better risk-adjusted returns for investors while simultaneously providing a buffer against dramatic declines in the stock market and excessive volatility. It is important to recognize that these companies may not outperform the broader market in all environments. For example, when markets rebound off their troughs, more speculative, higher-beta stocks tend to outperform as companies with riskier financial profiles that possessed a higher probability of financial distress recover off their dramatically low valuations. However, when viewed over a longer investment horizon and through a full economic cycle, we feel that companies with more conservative balance sheets and credit profiles should ultimately outperform, especially on a risk-adjusted basis.

Growing, or even sustaining, dividends in the current environment is extremely difficult, as evidenced by a record number of dividend cuts experienced from companies across various sectors. Even dividend stalwarts such as General Electric, Pfizer and US

Alpine Accelerating Dividend Fund

Bancorp, who have a long and proud history of dividend increases were forced to cut their dividends significantly earlier this year. The challenge of sustaining the dividend is further exemplified by BB&T, a large US regional bank headquartered in North Carolina. Having previously increased its dividend 37 consecutive years, this former member of the S&P Dividend Aristocrats was forced to cut their dividend by almost 70% earlier this year. Kelly King, Chairman and CEO of BB&T, said that the decision to cut the dividend marked “the worst day in my 37-year career.”

By deploying a three-pronged approach, we aim to be selective in identifying companies that we feel are best positioned to maintain their historical dividend trajectories. First, we look for companies that internally generate enough free cash flow from their core operations to support their dividends and fund share repurchases. Second, we monitor the ratio of cash flow to adjusted net income to indentify companies whose core earnings (adjusted for depreciation and amortization) are running in-line with the amount of cash flow from operations. Third, we favor companies with stronger liquidity and debt-servicing capabilities. We believe that companies with more unencumbered balance sheets retain flexibility in recessions which enables them to avoid franchise-destroying actions that other companies are forced to pursue to maintain their debt loads. On the contrary, these companies are better positioned to take advantage of market opportunities and enhance their franchise at the expense of competitors by acquiring assets at the bottom, rather than the top, of the cycle.

Despite the recent rebound in the equity markets and evidence of macro-economic “green-shoots,” we remain cautious on the economy and prospects for a sustained and rapid recovery. The leverage in our system has only modestly declined since the start of the credit crisis and remains very elevated relative to historical standards across a number of measures, including consumer debt / disposable income, consumer debt / gross domestic product (GDP) and financial-system debt / GDP. Furthermore, unemployment continues to increase at a rapid pace with little evidence of abating given persistently high initial unemployment claims above the 600,000 threshold. Lastly, higher regulatory capital requirements for financial institutions, and new accounting regulations that will disallow gain-on-sale accounting and virtually eliminate off-balance sheet securitizations, will materially restrict consumer credit availability going forward. These forces, coupled with an increasing consumer savings rate, will remain a headwind to a potential recovery in the near-term. Given the logic of a cautious macro-economic stance, we remain optimistic that companies which meet the high standards of dividend growth and strong liquidity, basic to this strategy, should withstand potential additional down-side shocks and a protracted difficult recovery phase.

We firmly believe that our strategy should provide investors with above average risk-adjusted returns through the cycle, and thank our shareholders for their confidence in our management during these unprecedented and highly volatile market conditions.

Sincerely,

Stephen A. Lieber
David Burg
Co-Portfolio Managers

Past performance is not a guarantee of future results.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks. Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Dividend Aristocrats (index) consists of the members of the S&P 500 Index which have consistently increased their dividend for the past 25 years. The index is weighted equally and rebalanced every December (or if a member company is removed from the S&P 500 during the calendar year). One cannot invest in an index.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Free cash flow: Cash not required for operations or for reinvestment. Often defined as earnings before interest (often obtained from the operating income line on the income statement) less capital expenditures less the change in working capital. Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

FIXED INCOME MANAGER REPORTS

Alpine Municipal Money Market Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

3.80

3.60

3.40

3.20

3.00

2.80

2.60

2.40

2.20

2.00

1.80

1.60

1.40

1.20

1.00

0.80

0.60

0.40

0.20

0.00

0.00

1.10%

0.45%

1.19%

0.77%

0.56%

2.44%

2.18%

1.72%

3.39%

3.14%

2.76%

3.65%

3.14%

3.00%

2.36%

1.57%

0.34%

0.09%

Calendar Year
2003

Calendar Year
2004*

Calendar Year
2005

Calendar Year
2006

Calendar Year
2007**

Calendar Year
2008

2009 thru
4/30/09

PERIOD

Alpine Municipal Money Market Fund – Investor Class

Alpine Municipal Money Market Fund – Adviser Class

Lipper Tax-Exempt Money Market Funds Average

*	The Adviser Class return for 2004 is from 3/30/04 (inception)–12/31/04.

**	The Adviser Class return for 2007 is from 1/01/07–12/05/07 (class ceased operations)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Cash and Other Assets 6.4%

Municipal Bonds 0.1%

General Market Notes 3.1%

Variable Rate Demand Notes 90.4%

1.	Port Corpus Christi Authority Nueces County Solid Waste Disposal, Flint Hills Resources LP, 1.000%, 05/07/2009	4.98%
2.	SEI Tax Exempt Trust - Institutional Tax Free Fund - Class A	3.94%
3.	State Student Assistance Variable Education Loan - Series A-1, 1.400%, 05/07/2009	3.37%
4.	Citizens Property Insurance Corp., High Risk Notes - Series A-2, 4.500%, 06/01/2009	3.07%
5.	Geauga County Revenue, South Franklin Circle - Series A, 1.850%, 05/01/2009	3.07%
6.	Austin Hotel Occupancy Tax Revenue, Sub Lien - Series A, 3.000%, 05/07/2009	2.88%
7.	Gainesville Utilities System Revenue - Series A, 2.500%, 05/01/2009	2.45%
8.	Miami-Dade County School Board Certificates, 1.330%, 05/07/2009	2.42%
9.	BlackRock Liquidity Fund MuniCash Portfolio	2.30%
10.	Highlands County Health Facilities Authority, Adventist Health - Series A, 3.000%, 05/07/2009	2.30%

*

Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 4/30/09

Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Effective Yield of 1.03% is Equivalent to a Taxable Yield of:

$67,901 - 137,050	$33,950 - 82,250	25%	1.37%

$137,051 - 208,850	$82,251 - 171,550	28%	1.43%

$208,851 - 372,950	$171,551 - 372,950	33%	1.54%

Over $372,950	Over $372,950	35%	1.58%

The chart reflects projected 2009 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2008 marginal tax rate.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (12/5/02)

Alpine Municipal Money Market Fund — Investor Class	0.65%	2.07%	3.01%	2.68%	2.33%

Lipper Tax-Exempt Money Market Funds Average	0.22%	1.14%	2.27%	1.98%	1.68%

Lipper Tax-Exempt Money Market Fund Rank — Investor Class	—	1/102	1/91	1/81	1/73

Alpine Municipal Money Market Fund — Investor Class, 7-day effective yield (as of 4/30/09): 1.03%

(1) Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Ultra Short Tax Optimized Income Fund

Alpine Ultra Short Tax Optimized Income Fund vs. Peer Performance (Unaudited)

4.50

4.00

3.50

3.00

2.50

2.00

1.50

1.00

0.50

0.00

Calendar Year
2003

Calendar Year
2004*

Calendar Year
2005

Calendar Year
2006

Calendar Year
2007

Calendar Year
2008

Calendar Year
2009 thru 4/30/09

Alpine Ultra Short Tax Optimized Income Fund – Investor Class

Alpine Ultra Short Tax Optimized Income Fund – Adviser Class

Lipper Short Municipal Debt Funds Average

4.26%

4.08%

4.01%

3.27%

4.14%

3.87%

3.11%

3.58%

3.34%

2.05%

1.74%

0.59%

1.02%

2.15%

2.21%

1.42%

0.12%

1.33%

1.15%

2.41%

* The Adviser Class return for 2004 is from 3/30/04 (inception)–12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than one month. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Tax Optimized Fund Adviser Class began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after 10/12/07 reflect the sales charge.

The Barclays Capital 1 Year Municipal Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Barclays Capital Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays Capital 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Ultra Short Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/09

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (2)

Alpine Ultra Short Tax Optimized Income Fund—Investor Class	1.92%	3.96%	3.94%	3.34%	3.42%

Alpine Ultra Short Tax Optimized Income Fund—Investor Class (Pre-liquidation, After-tax)	1.90%	3.90%	3.72%	3.04%	3.08%

Alpine Ultra Short Tax Optimized Income Fund—Investor Class (Post-liquidation, After-tax)	1.83%	3.87%	3.73%	3.08%	3.08%

Alpine Ultra Short Tax Optimized Income Fund—Adviser Class	1.80%	3.71%	3.72%	3.16%	2.98%

Alpine Ultra Short Tax Optimized Income Fund—Adviser Class (Pre-liquidation, After-tax)	1.78%	3.65%	3.51%	2.89%	2.70%

Alpine Ultra Short Tax Optimized Income Fund—Adviser Class (Post-liquidation, After-tax)	1.71%	3.62%	3.51%	2.91%	2.75%

Barclays Capital 1 Year Municipal Bond Index	2.97%	4.41%	4.37%	3.18%	2.88%

Lipper Short Municipal Debt Funds Average	2.12%	1.51%	2.49%	2.22%	2.11%

Lipper Short Municipal Debt Fund Rank—Investor Class	—	12/66	10/56	2/54	1/45

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

(2)	Adviser Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 6, 2002. Returns for indices are since December 6, 2002.

Alpine Ultra Short Tax Optimized Income Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Put Bonds 13.1%

Cash/Cash Equivalents(1) 0.0%

Auction Rate Notes 2.0%

Variable Rate

Demand Notes 75.6%

General Market Note 3.1%

Municipal Bonds 6.2%

(1) Less than 0.1%

1.	Royal Oak Hospital Finance Authority, William Beaumont, 3.000%, 05/01/2009	3.79%
2.	New York City Revenue, Subseries E4, 2.300%, 05/01/2009	3.79%
3.	Jea Electrical Systems Revenue - Series Three-D-2, 4.500%, 05/07/2009	3.67%
4.	West Baton Rouge Parish Industrial Revenue, Dow Chemical Co., 8.500%, 05/01/2009	3.67%
5.	Souderton Area School District, High School Completion Project, 7.000%, 05/07/2009	3.63%
6.	Vernon Natural Gas Financing Agency, Vernon Gas - Series B, 6.750%, 05/07/2009	3.13%
7.	Rockford Revenue, Wesley Willows Obligations Group, 3.500%, 05/01/2009	3.07%
8.	Plaquemines La Port Harbor & Terminal District, International Marine Terminal - Series A, 3.250%, 03/15/2010	2.95%
9.	Charlotte Airport Revenue, Series A, 7.500%, 05/07/2009	2.76%
10.	Chicago Board of Education Revenue, Dedicated - D-1, 6.750%, 05/01/2009	2.67%

*

Portfolio holdings and sector distributions are as of 4/30/09 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Municipal Money Market Fund / Alpine Ultra Short Tax Optimized Income Fund—Commentary

We are pleased to bring you the semi-annual report for the Alpine Income Trust for the period ending April 30, 2009. The Income Trust includes both the Alpine Ultra Short Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

Performance Summary

According to Lipper Analytical Services, the total return for the Alpine Ultra Short Tax Optimized Income Fund was 1.92% and 0.65% for the Alpine Municipal Money Market Fund for the six month period ending April 30, 2009. The Lipper average was 2.12% and 0.22% for the Short Municipal Debt and Tax Exempt Money Market Fund Averages for the same period.

Market Overview

An intensifying credit crisis and severe recession roiled most financial markets, including municipal bonds, during the reporting period. Slumping home values, rising unemployment and plunging consumer confidence contributed to one of the worst recessions since the Great Depression, putting pressure on the fiscal conditions of most states and municipalities. Meanwhile, an ongoing credit crunch escalated into a global financial crisis that punished a number of large financial institutions, including major bond insurers and dealers.

Municipal bonds were adversely affected by widespread selling pressure, causing yield differences between municipal bonds and comparable U.S. Treasury securities to move towards historically wide levels. Volatility was particularly severe over the fourth quarter of 2008, when the bankruptcy of investment bank Lehman Brothers sent shockwaves through the global banking system. Municipal bonds regained a portion of their previous losses during the first quarter of 2009, when monetary and government authorities staged massive interventions to shore up the credit markets, a federal economic stimulus program sent billions in aid to the states, and investors took advantage of attractive values among bonds from fundamentally sound issuers. The short-intermediate segment of the municipal bond market rebounded more strongly than other maturity ranges as investors shifted assets from low yielding money market funds to municipal bonds with two to five year maturities.

Demand from retail investors for municipal securities has picked up markedly in recent months. However interest from retail alone was unable to support the market in the face of substantial unwinding of leveraged trades involving municipal bonds, selling related to margin calls, and a diminished list of broker-dealers willing to provide liquidity for tax free bonds. Given the continuing credit market stress, short and intermediate-term and AAA rated municipal securities

Alpine Ultra Short Tax Optimized Income Fund

had greatest appeal rather than long term and lower-quality issues.

Sector performance during the past six months was mixed. As expected, prerefunded and escrowed-to-maturity bonds were the segments that produced the most gains. Insured, education, transportation, and housing revenue bonds were mixed depending on the specific credits. Higher yielding bonds in the industrial revenue/pollution control revenue, tobacco, and life-care sectors were hammered as investors shunned lower quality credits.

The municipal supply in 2008 totaled $390 billion, according to The Bond Buyer. Most of this supply came during the first three quarters of the year, before credit markets seized up immediately following the collapse of Lehman Brothers in mid-September. With the national economy likely to be in a recession until at least midyear and with a significant stimulus package that will provide some direct capital spending to the states, we anticipate aggregate new borrowing in 2009 could be lower than in 2008.

Alpine Municipal Money Market Fund

Since our last letter to shareholders, markets have been severely tested, with the money markets at the epicenter of the turmoil. The flow of credit begins in the money markets, where lending all but shut down last fall. The aftershocks of this credit crunch continued to disrupt all financial markets. Investors fleeing falling markets have pushed demand for what they perceive to be the safe haven of money funds to record levels, while high quality investable supply has been sharply curtailed. The Lehman Brothers bankruptcy and the deepening credit problems facing banks have created an environment in which liquidity is of paramount concern. The forced merger of Bank of America with Merrill Lynch and Wells Fargo with Wachovia further reduced potential trading counterparties. These events and plunging equity markets provided the backdrop for extreme volatility in money market rates.

In many ways, municipal money markets have fared better than their taxable counterparts during these troubled times. Among other factors, the structure of municipal debt, such as variable rate demand notes with their mandatory tender feature, has enabled municipal money funds to maintain both liquidity and stability lacking in the taxable market. Nevertheless, municipal rates moved across a wide range in the past six months before ending the reporting period at the lowest levels of the year.

Our focus on managing your fund remains on stability of principal through proprietary credit research and on liquidity by maintaining a significant percentage of the portfolio in high quality variable rate demand notes. The remaining portion of the portfolio was invested in other tax exempt cash equivalent vehicles and select municipal securities. This has resulted in the average maturity of the fund ending the reporting period at seven days which continues to be shorter than the industry average. Fortunately, yield differences remained relatively narrow along the market’s maturity range, so this conservative positioning did not detract materially from the fund’s yield.

Looking ahead at the next six months, we anticipate challenges as credit markets sort themselves out. The Federal Reserve will likely remain on hold through most, if not all, of 2009. Money market rates should remain low and could continue to fall further as credit concerns ease. We intend to maintain the fund’s conservative credit selection strategy and weighted average maturity until we are confident that the volatility in the money market arena has passed.

Alpine Ultra Short Tax Optimized Income Fund

During the past six months, we continued the same strategy that we have been utilizing for the past year now. As a result, we positioned the fund with the following goals in mind: 1) to keep volatility low while still providing a competitive return, 2) to take advantage of the current interest rate environment while being mindful that interest rates are likely to eventually rise and 3) to be defensive in the face of declining credit quality in the municipal sector in light of a slowing economy while seeking to take advantage of the historically wide difference in yields between bonds of differing credit quality and maturities.

In this regard, the fund had an overweight in variable rate demand notes (VRDN) during our reporting period which provided the fund with a yield that approached, or exceeded the yield on municipal bonds farther out on the yield curve. Furthermore, we took advantage of several special situations in which we purchased specific high yielding VRDN’s prior to the securities either being refunded by longer-term deals or getting restructured with alternative credit enhancements. These opportunities proved to be especially rewarding as they not only provided the fund with an above average yield but also minimized any NAV fluctuation.

We rounded out the above mentioned purchases with select investments in tax exempt commercial paper and short maturity municipal bonds in the one-to three-year range. While we have been reluctant to extend further

Alpine Ultra Short Tax Optimized Income Fund

out on the yield curve, we felt that these purchases would provide a balance to our large position of VRDN’s.

While the municipal bond market has rallied during most of 2009, we have remained hesitant in selling our longer-term securities despite the paper gains that have been generated for several reasons. It is our goal to try to minimize capital gains if possible and maximize income, and selling these higher yielding investments would not be consistent with these two objectives.

Outlook

The national recession will reduce the tax revenues collected by state and local municipalities, contributing to worries about a general decline in the overall credit quality of the municipal market. In addition, the credit environment for the municipal market is likely to remain challenging for some time. Nevertheless, many municipal issuers are making the difficult but necessary decisions to raise taxes, lower spending, or a combination of the two as they adjust to the economic downturn.

We believe the municipal market offers good long-term value, especially considering that tax rates are likely to rise in the next few years. As always, we will continue to scour the marketplace for attractive potential opportunities and adjust our strategies accordingly.

An investment in the Alpine Municipal Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investing in these funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Please refer to the Schedule of Portfolio Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—64.6%
Aerospace & Defense—1.8%
15,000	Honeywell International, Inc.	$468,150
6,000	L-3 Communications Holdings, Inc.	456,900

		925,050

Auto Components—1.5%
30,500	Autoliv, Inc.	752,435

Capital Markets—4.1%
9,000	The Goldman Sachs Group, Inc. (b)	1,156,500
25,900	State Street Corp.	883,967

		2,040,467

Chemicals—1.6%
3,200	Air Products & Chemicals, Inc.	210,880
5,000	PPG Industries, Inc.	220,250
25,000	RPM International, Inc.	345,500

		776,630

Commercial Banks—1.8%
18,000	Bancorp Rhode Island, Inc.	333,180
6,000	Bank of Florida Corp. (a)	19,200
7,138	Southside Bancshares, Inc.	152,037
34,501	Webster Financial Corp.	180,440
10,432	Wells Fargo & Company	208,745

		893,602

Commercial Services & Supplies—1.2%
27,500	McGrath RentCorp	581,350

Construction Materials—2.7%
49,199	Eagle Materials, Inc.	1,367,732

Consumer Finance—0.6%
5,800	The Student Loan Corp.	279,328

Containers & Packaging—0.2%
10,000	Temple-Inland, Inc.	119,400

Diversified Financial Services—3.4%
43,041	Bank of America Corp.	384,356
40,000	JPMorgan Chase & Co.	1,320,000

		1,704,356

Electric Utilities—3.0%
51,000	Allegheny Energy, Inc.	1,321,920
6,900	American Electric Power Co., Inc.	182,022

		1,503,942

Electrical Equipment—2.9%
30,000	AMETEK, Inc. (b)	966,300
15,000	Emerson Electric Co. (b)	510,600

		1,476,900

Food & Staples Retailing—4.1%
200	Arden Group, Inc.	23,400
40,000	CVS Caremark Corp. (b)	1,271,200
20,000	Sysco Corp.	466,600
10,000	Walgreen Co.	314,300

		2,075,500

Food Products—1.0%
12,000	Kellogg Co.	505,320

Health Care Equipment & Supplies—1.0%
8,600	Becton, Dickinson & Co.	520,128

Health Care Providers & Services—0.9%
13,000	MEDNAX, Inc. (a)	466,700

Shares	Security Description	Value

Common Stocks—continued
Hotels, Restaurants & Leisure—0.7%
10,000	Darden Restaurants, Inc.	$369,700

Household Durables—2.0%
20,000	Ethan Allen Interiors, Inc.	269,000
20,000	Hovnanian Enterprises, Inc.— Class A (a)	55,400
28,000	Lennar Corp.—Class A	272,720
30,000	Pulte Homes, Inc.	345,300
32,000	Standard Pacific Corp. (a)	59,840

		1,002,260

Household Products—0.5%
4,000	Colgate-Palmolive Co.	236,000

Industrial Conglomerates—3.0%
10,000	3M Co.	576,000
74,600	General Electric Co.	943,690

		1,519,690

Insurance—1.0%
20,000	Ambac Financial Group, Inc.	18,200
5,000	Chubb Corp.	194,750
12,227	Fidelity National Financial, Inc.— Class A	221,676
13,100	MBIA, Inc. (a)	61,963

		496,589

IT Services—0.2%
5,374	Fidelity National Information Services, Inc.	95,926

Machinery—3.5%
10,000	Caterpillar, Inc. (b)	355,800
15,200	Ingersoll-Rand Co., Ltd.	330,904
14,800	Lincoln Electric Holdings, Inc.	659,044
12,000	PACCAR Inc.	425,280

		1,771,028

Media—0.9%
15,000	The McGraw-Hill Companies, Inc.	452,250

Multiline Retail—1.5%
25,000	J.C. Penney Co., Inc. (b)	767,250

Oil, Gas & Consumable Fuels—5.3%
54,000	CONSOL Energy, Inc.	1,689,120
13,000	Hess Corp. (b)	712,270
20,000	Penn Virginia Corp.	281,400

		2,682,790

Pharmaceuticals—3.2%
4,000	Abbott Laboratories	167,400
27,000	Johnson & Johnson	1,413,720

		1,581,120

Real Estate Investment Trusts—6.5%
20,000	Annaly Capital Management, Inc.	281,400
15,000	Boston Properties, Inc.	741,300
13,287	Developers Diversified Realty Corp.	54,877
45,000	DiamondRock Hospitality Co.	292,050
10,000	Mack-Cali Realty Corp.	268,600
12,700	ProLogis	115,697
13,307	Simon Property Group, Inc.	686,641
42,271	Sunstone Hotel Investors, Inc.	223,614
5,000	Ventas, Inc.	143,200
30,000	Weingarten Realty Investors	466,200

		3,273,579

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Real Estate Management & Development—0.2%
8,433	Forestar Group, Inc. (a)	$108,448

Road & Rail—1.1%
15,000	Norfolk Southern Corp. (b)	535,200

Thrifts & Mortgage Finance—0.8%
75,600	Fannie Mae	58,968
8,433	Guaranty Financial Group, Inc. (a)	4,976
31,500	New York Community Bancorp, Inc.	356,265

		420,209

Trading Companies & Distributors—0.8%
15,000	WESCO International, Inc. (a)	390,000

Water Utilities—1.6%
31,200	SJW Corp.	786,240

	Total Common Stocks (Cost $50,033,336)	32,477,119

Investment Companies—0.1%
7,406	Medallion Financial Corp.	54,582

	Total Investment Companies (Cost $63,434)	54,582

Principal Amount	Security Description	Value

Bonds and Notes—20.9%
U.S. Treasury Bonds—16.6%
$ 3,000,000	6.000%, 02/15/2026	$3,731,253
4,000,000	5.250%, 11/15/2028	4,613,752

		8,345,005

U.S. Treasury Notes—4.3%
2,000,000	5.000%, 08/15/2011	2,182,502

	Total Bonds and Notes (Cost $10,039,640)	10,527,507

Shares

Short-Term Investments—13.6%
6,828,703	Federated Treasury Obligations Fund	6,828,703
	Total Short-Term Investments (Cost $6,828,703)	6,828,703
	Total Investments (Cost $66,965,113)—99.2%	49,887,911
	Other Assets in Excess of Liabilities—0.8%	406,534

	TOTAL NET ASSETS—100.0%	$50,294,445

Schedule of Written Option Contracts April 30, 2009 (Unaudited)

Contracts (100 shares per contract)		Value

Call Options
166	AMETEK, Inc. Expiration: May, 2009, Exercise Price: $35.00	$3,735
100	Caterpillar, Inc. Expiration: May, 2009, Exercise Price: $32.00	41,000
200	CVS Caremark Corp. Expiration: May, 2009, Exercise Price: $30.00	44,000
75	Emerson Electric Co. Expiration: May, 2009, Exercise Price: $34.00	9,375
50	The Goldman Sachs Group, Inc. Expiration: May, 2009, Exercise Price: $125.00	32,250

Contracts (100 shares per contract)		Value

80	Hess Corp. Expiration: May, 2009, Exercise Price: $60.00	$5,200
250	J.C. Penney Co., Inc. Expiration: May, 2009, Exercise Price: $22.50	207,500
100	Norfolk Southern Corp. Expiration: May, 2009, Exercise Price: $40.00	2,000

	Total Written Option Contracts (Premiums received $164,842)	$345,060

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of the shares have been committed as collateral for written option contracts.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—95.4%
Banks—0.4%
118,782	Svenska Handelsbanken	$2,093,065

Capital Goods—2.9%
112,800	Raytheon Co.	5,101,944
116,000	Schneider Electric SA	8,888,013

		13,989,957

Commercial & Professional Services—0.0%
2	De La Rue	29

Commercial Services & Supplies—1.6%
225,070	Healthcare Services Group, Inc.	4,024,252
134,400	Waste Management, Inc.	3,584,448

		7,608,700

Consumer Durables & Apparel—2.3%
48,500	Nike, Inc.	2,544,795
78,629	VF Corp.	4,660,341
90,800	Whirlpool Corp.	4,100,528

		11,305,664

Consumer Services—1.8%
162,900	McDonald’s Corp.	8,680,941

Diversified Financials—4.8%
1,500,000	Anglo Irish Bank Corp. PLC (a)	0
36,300	BlackRock, Inc.	5,318,676
9,900	CME Group, Inc.	2,191,365
234,100	JPMorgan Chase & Co.	7,725,300
349,900	Morgan Stanley	8,271,636

		23,506,977

Energy—9.3%
123,700	Chevron Corp.	8,176,570
24,900	CONSOL Energy, Inc.	778,872
40,100	Diamond Offshore Drilling, Inc.	2,903,641
212,500	ENI SPA	4,625,066
166,900	Hess Corp.	9,144,451
147,500	Petroleo Brasileiro SA—ADR	4,951,575
37,500	Schlumberger, Ltd.	1,837,125
632,700	SeaDrill, Ltd.	6,900,167
328,687	Statoil ASA	6,248,069

		45,565,536

Food & Staples Retailing—6.4%
224,000	Carrefour SA	9,155,015
152,300	CVS Caremark Corp.	4,840,094
224,800	Koninklijke Ahold NV	2,478,213
350,000	The Kroger Co.	7,567,000
145,000	Wal-Mart Stores, Inc.	7,308,000

		31,348,322

Food Beverage & Tobacco—6.3%
503,419	B&G Foods, Inc.	3,080,924
113,500	Groupe Danone	5,426,466
172,400	The J.M. Smucker Co.	6,792,560
279,500	Molson Coors Brewing Co.	10,690,875
102,900	PepsiCo, Inc.	5,120,304

		31,111,129

Health Care Equipment & Services—6.2%
68,000	Alcon, Inc.	6,256,680
175,500	Baxter International, Inc.	8,511,750
132,600	Becton, Dickinson & Co.	8,019,648
432,325	Meridian Bioscience, Inc.	7,513,809

		30,301,887

Shares	Security Description	Value

Common Stocks—continued
Household & Personal Products—4.5%
436,246	Avon Products, Inc.	$9,928,959
110,800	Beiersdorf AG	4,568,044
94,900	Colgate-Palmolive Co.	5,599,100
44,500	The Procter & Gamble Co.	2,200,080

		22,296,183

Insurance—1.2%
155,700	Chubb Corp.	6,064,515

Materials—11.9%
17,300	Air Products & Chemicals, Inc.	1,140,070
50,500	Akzo Nobel NV	2,131,450
238,161	Antofagasta	2,078,716
161,400	Arcelormittal Sa Luxembourg—ADR	3,805,812
109,300	BASF SE	4,124,723
49,500	BHP Billiton, Ltd.—ADR	2,382,930
1,054,255	Israel Chemicals, Ltd.	8,836,479
177,000	K&S AG	10,667,306
145,700	Monsanto Co.	12,368,473
87,000	Nucor Corp.	3,540,030
15,000	Praxair, Inc.	1,119,150
103,300	Sonoco Products Co.	2,521,553
287,800	Steel Dynamics, Inc.	3,583,110

		58,299,802

Media—3.5%
163,500	Lagardere S.C.A.	5,171,299
735,258	Regal Entertainment Group— Class A	9,602,469
78,901	Time Warner Cable, Inc. (a)	2,542,979

		17,316,747

Pharmaceuticals & Biotechnology—1.4%
105,200	Abbott Laboratories	4,402,620
42,700	Johnson & Johnson	2,235,772

		6,638,392

Retailing—2.5%
56,500	Abercrombie & Fitch Co.— Class A	1,528,890
98,500	Hennes & Mauritz AB—Class B	4,438,674
297,900	Lowe’s Companies, Inc.	6,404,850

		12,372,414

Semiconductors & Semiconductor Equipment—3.5%
420,500	Intel Corp.	6,635,490
453,100	Microchip Technology, Inc.	10,421,300

		17,056,790

Software & Services—2.6%
126,000	Cap Gemini SA	4,735,419
348,600	Microsoft Corp. (c)	7,062,636
37,900	Oracle Corp. (a)	732,986

		12,531,041

Technology Hardware & Equipment—3.5%
195,000	Hewlett-Packard Co.	7,016,100
62,800	International Business Machines Corp.	6,481,588
83,800	Qualcomm, Inc.	3,546,416

		17,044,104

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Telecommunication Services—7.9%
298,600	AT&T, Inc.	$7,650,132
222,500	CenturyTel, Inc.	6,040,875
1,088,100	Deutsche Telekom AG	13,158,552
36,400	Mobistar SA	2,187,468
10,061,900	PCCW Ltd.	4,583,004
406,388	Telkom SA Ltd. (b)	5,147,341

		38,767,372

Transportation—1.4%
88,700	CSX Corp.	2,624,633
83,600	Norfolk Southern Corp.	2,982,848
28,800	Union Pacific Corp.	1,415,232

		7,022,713

Utilities—9.5%
43,100	Allegheny Energy, Inc.	1,117,152
165,300	E.ON AG	5,607,690
505,500	Endesa SA	10,948,710
159,000	FPL Group, Inc.	8,552,610
59,000	GDF Suez	2,118,941
248,800	ITC Holdings Corp.	10,830,264
350,100	Northeast Utilities	7,359,102

		46,534,469

	Total Common Stocks (Cost $526,442,743)	467,456,749

Shares	Security Description	Value

Short-Term Investments—7.7%
984	Alpine Municipal Money Market Fund	$984
37,744,953	Federated Treasury Obligations Fund (c)	37,744,953

	Total Short-Term Investments (Cost $37,745,937)	37,745,937

	Total Investments (Cost $564,188,680)—103.1%	505,202,686
	Liabilities in Excess of Other Assets—(3.1)%	(15,043,573)

	TOTAL NET ASSETS—100.0%	$490,159,113

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.

(b)	All or a portion of the shares have been committed as collateral for swap contracts.

(c)	All or a portion of the shares have been committed as collateral for forward currency contracts.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—91.6%
Capital Markets—26.6%
30,850	BGC Partners, Inc.	$79,902
20,000	Blackstone Group LP	195,800
19,700	Cowen Group, Inc. (a)	113,669
10,400	FCStone Group, Inc. (a)	32,136
18,500	GFI Group, Inc.	75,480
1,500	The Goldman Sachs Group, Inc.	192,750
2,000	Investment Technology Group, Inc. (a)	45,560
41,500	JMP Group, Inc.	223,685
1,000	Legg Mason, Inc.	20,070
25,100	MF Global Ltd. (a)	153,110
2,000	Och-Ziff Capital Management Group LLC	14,880
7,500	OptionsXpress Holdings, Inc.	123,450
38,489	Sanders Morris Harris Group, Inc.	173,970
6,900	Thomas Weisel Partners Group, Inc. (a)	31,188
4,000	TradeStation Group, Inc. (a)	32,440

		1,508,090

Commercial Banks—24.7%
3,100	American Community Bancshares, Inc.	24,894
75,000	Banco do Estado do Rio Grande do Sul SA	244,980
26,600	Banco Panamericano SA	45,084
1,000	Bancorp Rhode Island, Inc.	18,510
12,400	Bank of Florida Corp. (a)	39,680
2,428	Barclays PLC	10,111
15,000	California United Bank (a)	142,125
4,000	Cardinal Financial Corp.	31,400
21,194	Citizens First Corp.	123,985
4,700	Community National Bank of the Lakeway Area (a)	17,625
4,000	First Business Financial Services, Inc.	50,280
1,260	First Community Bank Corp. of America (a)	5,166
500	ICICI Bank Ltd.—ADR	10,315
10,000	KeyCorp	61,500
930	MB Financial, Inc.	12,676
10,200	New Centry Bancorp, Inc. (a)	55,080
2,000	North Valley Bancorp	9,660
2,375	Old Point Financial Corp.	44,745
12,042	Pacific Mercantile Bancorp (a)	40,702
568	PNC Financial Services Group	22,549
3,120	Rurban Financial Corp.	26,208
2,388	The South Financial Group, Inc.	3,964
13,750	Southern National Bancorp of Virginia, Inc. (a)	89,375
5,000	State Bancorp, Inc.	41,200
2,500	Sterling Bancorp	28,600
7,500	Sterling Bancshares, Inc.	49,875
6,000	Summit State Bank	39,840
500	Superior Bancorp (a)	2,115
1,200	Texas Capital Bancshares, Inc. (a)	16,800
15,000	Tidelands Bancshares, Inc. (a)	56,100
2,315	Valley Community Bancorp (a)	18,983
1,000	Wintrust Financial Corp.	17,000

		1,401,127

Shares	Security Description	Value

Common Stocks—continued
Commercial Services & Supplies—0.4%
3,500	Experian Group, Ltd.	$23,300

Diversified Financial Services—18.3%
7,124	BM&F Bovespa SA	28,868
125,000	Bolsa Mexicana de Valores SA de CV (a)	97,421
20,000	CIT Group, Inc.	44,400
665	CME Group, Inc.	147,198
3,000	Hong Kong Exchanges and Clearing Ltd.	34,993
5,173	Interactive Brokers Group, Inc. (a)	76,302
4,315	IntercontinentalExchange, Inc. (a)	377,994
7,000	The NASDAQ OMX Group, Inc. (a)	134,610
4,000	NYSE Euronext	92,680

		1,034,466

Industrial Conglomerates—1.6%
7,000	General Electric Co.	88,550

Insurance—3.9%
500	China Life Insurance Co. Ltd.—ADR	26,475
8,000	CRM Holdings, Ltd. (a)	8,000
5,000	Lincoln National Corp.	56,200
4,700	Tower Group, Inc.	127,793

		218,468

Internet Software & Services—4.0%
1,000	Bankrate, Inc. (a)	25,000
275,618	Goldleaf Financial Solutions, Inc. (a)	201,201

		226,201

IT Services—1.1%
15,000	Online Resources Corp. (a)	64,350

Thrifts & Mortgage Finance—10.2%
36,400	Alliance Bancorp, Inc.	302,120
1,700	Astoria Financial Corp.	14,042
5,000	Central Federal Corp.	16,250
2,144	Fidelity Bancorp, Inc.	18,835
10,000	First Keystone Financial, Inc. (a)	75,900
5,895	First Pactrust Bancorp, Inc.	47,160
1,100	Parkvale Financial Corp.	11,671
10,000	United Western Bancorp, Inc.	92,500

		578,478

Transportation Infrastructure—0.8%
13,000	CAI International, Inc. (a)	47,580

	Total Common Stocks (Cost $10,915,584)	5,190,610

Investment Companies—6.0%
30,000	Allied Capital Corp.	73,800
9,500	Direxion Daily Financial Bear 3X Shares (a)	79,135
1,000	Direxion Daily Large Cap Bear 3X Shares (a)	44,600
2,500	ProShares Ultra Financials	141,400

	Total Investment Companies (Cost $1,067,061)	338,935

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Short-Term Investments—1.5%
83,868	Federated Treasury Obligations Fund	$83,868

	Total Short-Term Investments (Cost $83,868)	83,868

	Total Investments (Cost $12,066,513)—99.1%	5,613,413
	Other Assets in Excess of Liabilities—0.9%	54,129

	TOTAL NET ASSETS—100.0%	$5,667,542

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description		Value

Common Stocks—116.2%
Aerospace & Defense—5.2%
8,000	Aerovironment, Inc. (a)		$189,280
15,000	BE Aerospace, Inc. (a)		161,850
10,000	Hexcel Corp. (a)		95,900

			447,030

Auto Components—1.9%
32,857	Westport Innovations, Inc.—ADR (a)		165,207

Chemicals—0.7%
30,000	Flotek Industrials, Inc. (a)		62,100

Commercial Services & Supplies—5.4%
7,000	Air Products & Chemicals, Inc.		461,300

Communications Equipment—3.6%
40,000	Alvarion, Ltd. (a)		125,200
10,000	Polycom, Inc. (a)		186,400

			311,600

Computers & Peripherals—10.0%
5,000	Hewlett-Packard Co.		179,900
33,000	Logitech International SA (a)		439,560
26,000	Stratasys, Inc. (a)		243,360

			862,820

Diversified Financial Services—6.0%
1,000	CME Group, Inc.		221,350
8,500	Portfolio Recovery Associates, Inc. (a)		297,245

			518,595

Electrical Equipment—5.0%
35,000	LSI Industries, Inc.		196,350
57,000	PowerSecure International, Inc. (a)		235,980

			432,330

Electronic Equipment, Instruments & Components—13.8%
21,000	FLIR Systems, Inc. (a)		465,780
13,000	Itron, Inc. (a)		598,000
12,975	MOCON, Inc.		126,766

			1,190,546

Energy Equipment & Services—0.7%
25,000	ION Geophysical Corp. (a)		62,500

Health Care Equipment & Supplies—20.5%
15,000	Abiomed, Inc. (a)		100,050
4,000	Alcon, Inc.		368,040
16,000	ArthroCare Corp. (a)		128,800
10,000	Hologic, Inc. (a)		148,600
2,800	Intuitive Surgical, Inc. (a)	.	402,444
10,000	Medtronic, Inc.		320,000
19,846	Synovis Life Technologies, Inc. (a)		301,262

			1,769,196

Shares	Security Description	Value

Common Stocks—continued
Health Care Providers & Services—9.9%
3,300	CardioNet, Inc. (a)	$68,475
5,000	HMS Holdings Corp. (a)	149,900
28,000	inVentiv Health, Inc. (a)	310,520
8,000	MEDNAX, Inc. (a)	287,200
10,000	NightHawk Radiology Holdings, Inc. (a)	35,700

		851,795

Health Care Technology—1.4%
10,000	Allscripts Healthcare Solutions, Inc.	124,200

Hotels, Restaurants & Leisure—4.3%
20,000	Life Time Fitness, Inc. (a)	375,200

Internet & Catalog Retail—4.5%
4,000	Priceline.com, Inc. (a)	388,360

IT Services—1.5%
5,000	Redecard SA—ADR (b)	127,026

Life Sciences Tools & Services—9.9%
10,000	Charles River Laboratories International, Inc. (a)	276,500
10,000	Life Technologies Corp. (a)	373,000
55,216	Sequenom, Inc. (a)	199,882

		849,382

Machinery—5.9%
4,000	Flowserve Corp.	271,600
5,391	Middleby Corp. (a)	235,964

		507,564

Metals & Mining—0.4%
125,000	Imdex Ltd.	30,887

Software—5.6%
16,400	Ansys, Inc. (a)	452,968
13,000	Scientific Learning Corp. (a)	28,600

		481,568

	Total Common Stocks (Cost $18,828,074)	10,019,206

Short-Term Investments—0.0%
928	Federated Treasury Obligations Fund	928

	Total Short-Term Investments (Cost $928)	928

	Total Investments (Cost $18,829,002)—116.2%	10,020,134
	Liabilities in Excess of Other Assets—(16.2)%	(1,393,956)

	TOTAL NET ASSETS—100.0%	$8,626,178

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)	Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 1.5% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Transformations Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—89.0%
Aerospace & Defense—4.3%
3,000	Aerovironment, Inc. (a)	$70,980
4,000	BE Aerospace, Inc. (a)	43,160

		114,140

Auto Components—7.7%
6,000	Autoliv, Inc.	148,020
10,000	Exide Technologies (a)	54,300

		202,320

Chemicals—3.8%
10,000	Flotek Industries, Inc. (a)	20,700
2,000	Mosaic Co.	80,900

		101,600

Commercial Banks—3.0%
1,000	PNC Financial Services Group, Inc.	39,700
1,991	Wells Fargo & Co.	39,840

		79,540

Computers & Peripherals—5.9%
3,000	Hewlett-Packard Co.	107,940
5,000	Stratasys, Inc. (a)	46,800

		154,740

Diversified Financial Services—4.2%
500	CME Group, Inc.	110,675

Electronic Equipment, Instruments &
Components—4.1%
4,940	FLIR Systems, Inc. (a)	109,569

Health Care Equipment & Supplies—8.0%
10,000	Abiomed, Inc. (a)	66,700
1,000	Intuitive Surgical, Inc. (a)	143,730

		210,430

Health Care Providers & Services—4.0%

3,000	Emergency Medical Services Corp. (a)	104,520

Hotels, Restaurants & Leisure—4.4%
8,000	Starbucks Corp. (a)	115,680

Shares	Security Description	Value

Common Stocks—continued
Household Durables—11.3%
200	NVR, Inc. (a)	$101,074
3,000	Pulte Homes, Inc.	34,530
3,000	Ryland Group, Inc.	62,130
3,000	Snap-On, Inc.	101,760

		299,494

Industrial Conglomerates—1.6%
3,300	General Electric Co.	41,745

Internet & Catalog Retail—5.5%
1,500	Priceline.com, Inc. (a)	145,635

Machinery—16.0%
7,300	Ingersoll-Rand Company, Ltd.	158,921
10,000	Pall Corp.	264,100

		423,021

Oil, Gas & Consumable Fuels—4.9%
2,000	CONSOL Energy, Inc.	62,560
3,000	Walter Energy, Inc.	68,400

		130,960

Real Estate Investment Trusts—0.3%
1,095	Walter Investment Management Corp. (a)	8,760

	Total Common Stocks (Cost $3,535,872)	2,352,829

Short-Term Investments—5.3%
139,328	Federated Treasury Obligations Fund	139,328

	Total Short-Term Investments (Cost $139,328)	139,328

	Total Investments (Cost $3,675,200)—94.3%	2,492,157
	Other Assets in Excess of Liabilities—5.7%	149,806

	TOTAL NET ASSETS—100.0%	$2,641,963

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Shares	Security Description	Value

Common Stocks—78.0%
Aerospace & Defense—6.1%
600	General Dynamics Corp.	$31,002
400	L-3 Communications Holdings, Inc.	30,460

		61,462

Chemicals—3.5%
800	Sigma-Aldrich Corp.	35,072

Commercial Services & Supplies—5.9%
1,400	McGrath RentCorp.	29,596
1,100	Waste Management, Inc.	29,337

		58,933

Communications Equipment—2.4%
800	Harris Corp.	24,464

Containers & Packaging—5.0%
800	Bemis Co.	19,232
1,250	Sonoco Products Co.	30,513

		49,745

Diversified Consumer Services—2.2%
1,200	Hillenbrand, Inc.	21,816

Diversified Telecommunication Services—2.0%
800	AT&T, Inc.	20,496

Electric Utilities—2.8%
900	NSTAR	28,269

Food & Staples Retailing—2.9%
1,250	Sysco Corp.	29,163

Food Products—6.1%
1,150	Campbell Soup Co.	29,578
625	General Mills, Inc.	31,681

		61,259

Gas Utilities—2.8%
900	WGL Holdings, Inc.	28,026

Health Care Equipment & Supplies—8.5%
350	Alcon, Inc.	32,203
400	Becton, Dickinson & Co.	24,192
1,000	Dentsply International, Inc.	28,620

		85,015

Shares	Security Description	Value

Common Stocks—continued
Household Products—7.8%
550	Colgate-Palmolive Co.	$32,450
550	Kimberly-Clark Corp.	27,027
700	WD-40 Co.	18,942

		78,419

Insurance—3.1%
800	Chubb Corp.	31,160

IT Services—2.9%
400	Accenture Ltd.	11,772
500	Automatic Data Processing, Inc.	17,600

		29,372

Media—2.5%
750	John Wiley & Sons, Inc.	25,425

Multi-Utilities—3.0%
750	Wisconsin Energy Corp.	29,970

Oil, Gas & Consumable Fuels—4.4%
500	Chevron Corp.	33,050
200	Occidental Petroleum Corp.	11,258

		44,308

Pharmaceuticals—1.7%
400	Abbott Laboratories	16,740

Transportation—2.4%
350	Burlington Northern Santa Fe Corporation	23,618

	Total Common Stocks (Cost $805,185)	782,732

Short-Term Investments—25.3%
253,445	Federated Treasury Obligations Fund	253,445

	Total Short-Term Investments (Cost $253,445)	253,445

	Total Investments (Cost $1,058,630)—103.3%	1,036,177
	Liabilities in Excess of Other Assets—(3.3)%	(33,013)

	TOTAL NET ASSETS—100.0%	$1,003,164

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—88.7%
Alabama—1.5%
4,500,000	Muscle Shoals Industrial Development Board Revenue, Robbins LLC—Series A (LOC: Regions Bank) 2.530%, 05/07/2009 (a)(b)	$4,500,000
5,550,000	Prichard/University of Mobile Educational Building Authority, University of Mobile (LOC: Regions Bank) 1.280%, 05/07/2009 (a)(b)	5,550,000

		10,050,000

Alaska—0.1%
675,000	Industrial Development & Export Authority—Lot 12 (LOC: Bank of America N.A.) 1.050%, 05/07/2009 (a)(b)	675,000

Arizona—0.3%
2,074,000	Phoenix Industrial Development Authority, Salvo Properties LLC (LOC: U.S. Bank N.A.) 0.950%, 05/07/2009 (a)(b)	2,074,000

Colorado—1.9%
2,360,000	Housing & Finance Authority Economic Development Revenue, Cytoskeleton Inc. (LOC: Compass Bank) 1.750%, 05/07/2009 (a)(b)	2,360,000
6,500,000	Housing & Finance Authority Economic Development Revenue, Holden Properties (LOC: Associated Bank N.A.) 3.750%, 05/07/2009 (a)(b)	6,500,000
1,475,000	Housing & Finance Authority Economic Development Revenue, Top Shop—Series A (LOC: JP Morgan Chase Bank) 0.900%, 05/07/2009 (a)(b)	1,475,000
1,847,000	Jefferson County Industrial Development Revenue, EPI Center LLC (LOC: JP Morgan Chase Bank) 0.900%, 05/07/2009 (a)(b)	1,847,000

		12,182,000

Florida—15.0%
20,000,000	Citizens Property Insurance Corp., Senior Secured High Risk Notes—Series A-2 (CS: GO Corp.) 4.500%, 06/01/2009	20,016,423
16,000,000	Gainesville Utilities System Revenue—Series A (SPA: SunTrust Bank) 2.500%, 05/01/2009 (a)(b)	16,000,000
15,000,000	Highlands County Health Facilities Authority, Adventist Health— Series A (CS: FSA; SPA: DEXIA Credit Local) 3.000%, 05/07/2009 (a)(b)	15,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
7,995,000	Hillsborough County Aviation Authority, Putters—Series 3021 (CS: Assured Guaranty Corp.; LIQ: JP Morgan Chase Bank) 0.930%, 05/07/2009 (a)(b)	$7,995,000
9,000,000	Kissimmee Utilities Authority Electrical Systems Revenue (CS: FSA; SPA: DEXIA Credit Local) 3.450%, 05/07/2009 (a)(b)	9,000,000
2,800,000	Miami-Dade County Industrial Development Authority, Atlas Packaging, Inc. (LOC: Mellon United National Bank) 0.950%, 05/07/2009 (a)(b)	2,800,000
15,800,000	Miami-Dade County School Board Certificates (CS: AMBAC; LIQ: Citigroup Financial Products) 1.330%, 05/07/2009 (a)(b)	15,800,000
4,240,000	St. Johns County Housing Finance Authority, Summerset Village (LOC: SunTrust Bank) 2.000%, 05/07/2009 (a)(b)	4,240,000
7,000,000	Sunshine State Governmental Financing Commission (LOC: DEXIA Credit Local) 2.300%, 05/07/2009 (a)(b)	7,000,000

		97,851,423

Georgia—1.0%
4,000,000	Fulton County Development Authority Industrial Development Revenue, Leggett & Platt, Inc. (LOC: Wachovia Bank N.A.) 1.500%, 05/07/2009 (a)(b)	4,000,000
2,200,000	State Ports Authority Revenue, Colonels Island Terminal— Series A (LOC: SunTrust Bank) 1.950%, 05/07/2009 (a)(b)	2,200,000

		6,200,000

Illinois—6.8%
410,000	Carol Stream Industrial Development Revenue, MI Enterprises (LOC: JP Morgan Chase Bank) 3.100%, 05/07/2009 (a)(b)	410,000
11,000,000	Chicago Board of Education School Improvement Revenue—Series D (CS: FSA; SPA: DEXIA Credit Local) 2.250%, 05/07/2009 (a)(b)	11,000,000
4,550,000	Chicago Industrial Development Revenue, Enterprise Center IX (LOC: Bank of America N.A.) 0.800%, 05/07/2009 (a)(b)	4,550,000
4,300,000	Chicago Industrial Development Revenue, Enterprise Center X (LOC: Bank of America N.A.) 0.800%, 05/07/2009 (a)(b)	4,300,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
400,000	Finance Authority Industrial Development Revenue, Butterfield Creek (LOC: Bank of America N.A.) 0.970%, 05/07/2009 (a)(b)	$400,000
655,000	Finance Authority Industrial Development Revenue, Church Road Partnership (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	655,000
1,500,000	Finance Authority Industrial Development Revenue, Develgroup LLC (LOC: JP Morgan Chase Bank) 1.480%, 05/07/2009 (a)(b)	1,500,000
2,125,000	Finance Authority Industrial Development Revenue, E Kinast—Series A (LOC: JP Morgan Chase Bank) 1.520%, 05/07/2009 (a)(b)	2,125,000
440,000	Finance Authority Industrial Development Revenue, Fine Points LLC (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	440,000
2,500,000	Finance Authority Industrial Development Revenue, Flying Food Fare Inc. (LOC: Harris Trust & Savings Bank) 1.030%, 05/07/2009 (a)(b)	2,500,000
1,140,000	Finance Authority Industrial Development Revenue, Haskris Co. (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	1,140,000
3,000,000	Finance Authority Industrial Development Revenue, John Hofmeister & Son (LOC: Harris Bank N.A.) 1.030%, 05/07/2009 (a)(b)	3,000,000
2,800,000	Finance Authority Industrial Development Revenue, Maclean-Fogg Co. (LOC: Bank of America N.A.) 1.630%, 05/07/2009 (a)(b)	2,800,000
1,005,000	Finance Authority Industrial Development Revenue, Merug LLC—Series B (LOC: JP Morgan Chase Bank) 1.630%, 05/07/2009 (a)(b)	1,005,000
1,250,000	Finance Authority Industrial Development Revenue, Metform Corporation (LOC: Bank of America N.A.) 1.630%, 05/07/2009 (a)(b)	1,250,000
4,000,000	Phoenix Realty Special Account— U LP Multifamily Revenue, Brightons Mark (LOC: Northern Trust Company) 0.820%, 05/07/2009 (a)(b)	4,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
2,940,000	Woodridge Du Page Will & Cook Revenue, Home Run Inn Frozen Foods (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	$2,940,000

		44,015,000

Indiana—3.5%
1,700,000	Finance Authority Industrial Revenue, IB & B LLC—Series A (LOC: Harris N.A.) 1.030%, 05/07/2009 (a)(b)	1,700,000
1,000,000	Hammond Economic Development Revenue, A.M. Castle & Co. (LOC: Bank of America N.A.) 1.630%, 05/07/2009 (a)(b)	1,000,000
3,385,000	Hobart Economic Development Revenue, Albanese Confectionery (LOC: Harris N.A.) 1.030%, 05/07/2009 (a)(b)	3,385,000
6,800,000	Huntington Economic Development Revenue, Huntington University (LOC: National City Bank) 0.880%, 05/07/2009 (a)(b)	6,800,000
10,000,000	Indianapolis Local Public Improvement Revenue, Indianapolis Airport (CS: FSA; SPA: DEXIA Credit Local) 1.600%, 05/01/2009 (a)(b)	10,000,000
67,000	Noblesville Economic Development Revenue, Princeton Lakes Apartments—Series A (LOC: JP Morgan Chase Bank) 0.750%, 05/07/2009 (a)(b)	67,000

		22,952,000

Iowa—2.1%
4,475,000	Lakes Trust Finance Authority Revenue—Series 2007-1 (LOC: Bank of America N.A.) 0.830%, 05/07/2009 (a)(b)	4,475,000
4,590,000	Lakes Trust Finance Authority Revenue—Series 2007-2 (LOC: Bank of America N.A.) 0.830%, 05/07/2009 (a)(b)	4,590,000
4,870,000	Sargeant Bluff Industrial Development Revenue, Sioux City Brick & Tile (LOC: U.S. Bank N.A.) 1.020%, 05/07/2009 (a)(b)	4,870,000

		13,935,000

Kansas—0.2%
1,110,000	State Development Finance Authority, Four Seasons Apartments (LOC: U.S. Bank N.A.) 0.920%, 05/07/2009 (a)(b)	1,110,000

Kentucky—2.1%
300,000	Bardstown Industrial Development Revenue, JAV Investment LLC (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	300,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kentucky—continued
640,000	Hancock County Industrial Development Revenue, Precision Roll Grinders (LOC: Chase Manhattan Bank) 2.480%, 05/07/2009 (a)(b)	$640,000
6,900,000	Hopkins County Industrial Building Revenue, LOK Corporation (LOC: PNC Bank N.A.) 0.680%, 05/07/2009 (a)(b)	6,900,000
6,000,000	Minor Lane Heights Solid Waste Disposal Revenue, Waste Management LLC (LOC: PNC Bank N.A.) 0.680%, 05/07/2009 (a)(b)	6,000,000

		13,840,000

Michigan—1.4%
7,600,000	Strategic Fund Limited Obligation Revenue, Glastender Inc. (LOC: JP Morgan Chase Bank) 1.000%, 05/07/2009 (a)(b)	7,600,000
1,200,000	Strategic Fund Limited Obligation Revenue, Mold Masters Co. (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	1,200,000
500,000	Strategic Fund Limited Obligation Revenue, Richwood Industries, Inc. (LOC: JP Morgan Chase Bank) 0.950%, 05/07/2009 (a)(b)	500,000

		9,300,000

Minnesota—0.2%
1,570,000	Blooming Prairie Industrial Development Revenue, Metal Services (LOC: U.S. Bank N.A.) 0.820%, 05/07/2009 (a)(b)	1,570,000

Mississippi—2.1%
4,000,000	Business Finance Corporation, Waste Management Inc. (LOC: Bank of America N.A.) 1.850%, 05/07/2009 (a)(b)	4,000,000
10,000,000	Business Finance Corporation, Waste Management, Inc. (LOC: JP Morgan Chase Bank) 0.600%, 05/07/2009 (a)(b)	10,000,000

		14,000,000

Missouri—1.5%
1,500,000	Greene County Industrial Development Authority Revenue, Kramer Enterprises (LOC: U.S. Bank N.A.) 1.070%, 05/07/2009 (a)(b)	1,500,000
3,350,000	Springfield Industrial Development Authority Revenue, DMP Properties LLC (LOC: U.S. Bank N.A.) 1.020%, 05/07/2009 (a)(b)	3,350,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—continued
1,790,000	St. Charles County Industrial Development Authority Revenue, Patriot Machine Inc. (LOC: U.S. Bank N.A.) 1.020%, 05/07/2009 (a)(b)	$1,790,000
2,000,000	St. Joseph Industrial Development Authority Revenue, Albaugh Inc.—Series A (LOC: U.S. Bank N.A.) 1.020%, 05/07/2009 (a)(b)	2,000,000
800,000	State Environmental Improvement Revenue, Utilicorp United Inc. (LOC: Bank of America N.A.) 2.270%, 05/07/2009 (a)(b)	800,000

		9,440,000

Nevada—0.7%
4,300,000	Winnemucca Economic Development Revenue, Carry on Trailor Inc. (LOC: Regions Bank) 2.320%, 05/07/2009	4,300,000

New Mexico—0.5%
1,305,000	Albuquerque Industrial Development Revenue, Karsten Co. (LOC: U.S. Bank N.A.) 0.900%, 05/07/2009 (a)(b)	1,305,000
1,930,000	Las Cruces Industrial Development Revenue, Parkview Metal Products (LOC: American National Bank & Trust) 2.480%, 05/07/2009 (a)(b)	1,930,000

		3,235,000

New York—6.3%
14,850,000	Metropolitan Transportation Authority Revenue (CS: BHAC FSA; LIQ: Citigroup Financial Products) 1.320%, 05/07/2009 (a)(b)	14,850,000
7,000,000	Metropolitan Transportation Authority Revenue—Class A (CS: BHAC FSA; LIQ: Citibank N.A.) 0.920%, 05/07/2009 (a)(b)	7,000,000
430,000	New York City Industrial Development Agency, Peninsula Hospital Center (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	430,000
5,000,000	New York City Revenue, Subseries E-4 (LOC: Fortis Bank) 2.300%, 05/01/2009 (a)(b)	5,000,000
13,550,000	State Energy Research & Development Authority, Orange/Rockland Utilities— Series A (CS: AMBAC; LOC: Wachovia Bank N.A.) 2.000%, 05/07/2009 (a)(b)	13,550,000

		40,830,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
North Dakota—0.1%
790,000	Fargo Improvement General Obligation—Series E 4.750%, 05/01/2009	$790,000

Ohio—3.4%
2,235,000	Fairfield Industrial Development Revenue, Prestige Display (LOC: National City Bank) 0.970%, 05/07/2009 (a)(b)	2,235,000
20,000,000	Geauga County Revenue, South Franklin Circle—Series A (LOC: Keybank N.A.) 1.850%, 05/01/2009 (a)(b)	20,000,000

		22,235,000

Oklahoma—2.6%
8,800,000	Development Finance Authority Revenue, Seaboard Farms, Inc. (LOC: Bank of New York) 0.850%, 05/07/2009 (a)(b)	8,800,000
3,300,000	Guymon Utilities Authority Revenue, Seaboard (LOC: SunTrust Bank) 1.950%, 05/07/2009 (a)(b)	3,300,000
5,000,000	Pittsburgh County Economic Development Authority Revenue, Simonton Building Products (LOC: PNC Bank N.A.) 0.730%, 05/07/2009 (a)(b)	5,000,000

		17,100,000

Oregon—1.3%
2,200,000	State Economic Development Revenue, McFarland Cascade— Series 175 (LOC: U.S. Bank N.A.) 0.800%, 05/07/2009 (a)(b)	2,200,000
300,000	State Economic Development Revenue, Patrick Industries Inc. (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	300,000
6,070,000	State Economic Development Revenue, YoCream (LOC: Keybank N.A.) 1.400%, 05/07/2009 (a)(b)	6,070,000

		8,570,000

Pennsylvania—6.2%
9,915,000	Delaware County Industrial Development Authority Revenue (CS: BHAC; LIQ: Citibank N.A.) 1.000%, 05/07/2009 (a)(b)	9,915,000
3,295,000	Fayette County Hospital Authority Revenue, Mt. Macrina Manor (LOC: National City Bank) 1.350%, 05/07/2009 (a)(b)	3,295,000
11,000,000	Penn State Higher Education Assistance Agency—Series A (CS: AMBAC; SPA: Morgan Stanley Bank) 2.000%, 05/01/2009 (a)(b)	11,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—continued
5,695,000	Philadelphia Gas Works Revenue, Putters—Series 2981 (CS: FSA; LIQ: JP Morgan Chase Bank) 2.130%, 05/07/2009 (a)(b)	$5,695,000
10,225,000	Washington County Industrial Development Authority Revenue, Presbyterian Senior Care (CS: Radian; LOC: National City Bank) 1.900%, 05/07/2009 (a)(b)	10,225,000

		40,130,000

South Carolina—0.7%
4,380,000	State Jobs—Economic Development Authority Revenue, MFG Co., Inc. (LOC: Bank of America N.A.) 0.750%, 05/07/2009 (a)(b)	4,380,000

South Dakota—0.4%
1,050,000	Brookings Industrial Development Revenue, Lomar Development Co. (LOC: U.S. Bank N.A.) 0.950%, 05/07/2009 (a)(b)	1,050,000
1,450,000	Economic Development Finance Authority, Lomar Development Co.—Series A (LOC: U.S. Bank N.A.) 0.900%, 05/07/2009 (a)(b)	1,450,000

		2,500,000

Tennessee—5.7%
2,660,000	Brownsville Industrial Development Board Revenue, Dynametal Technologies, Inc. (LOC: Union Planters Bank) 2.992%, 06/01/2009 (b)	2,660,000
3,310,000	Franklin County Industrial Development Board Revenue, Zanini—Series B (LOC: Regions Bank) 2.530%, 05/07/2009 (a)(b)	3,310,000
1,400,000	Huntingdon Industrial Development Board Revenue, Associates Rubber Co. (LOC: PNC Bank N.A.) 2.150%, 05/07/2009 (a)(b)	1,400,000
15,000,000	Lewisburg Industrial Development Board Solid Waste Disposal Revenue, Waste Management, Inc. (LOC: PNC Bank N.A.) 0.680%, 05/07/2009 (a)(b)	15,000,000
5,035,000	Metropolitan Government Nashville & Davidson County Health and Educational Facilities Board, Fisk University (LOC: AmSouth Bank) 1.280%, 05/07/2009 (a)(b)	5,035,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—continued
3,415,000	Metropolitan Government Nashville & Davidson County Industrial Development Board Revenue, Donelson Christian Academy (LOC: Regions Bank) 1.530%, 05/07/2009 (a)(b)	$3,415,000
6,355,000	Shelby County Health Educational & Housing Facilities Board, Eden Pointe Apartments (LOC: Regions Bank) 2.530%, 05/07/2009 (a)(b)	6,355,000

		37,175,000

Texas—9.7%
18,780,000	Austin Hotel Occupancy Tax Revenue, Sub Lien—Series A (LOC: Dexia Credit Local) 3.000%, 05/07/2009 (a)(b)	18,780,000
12,000,000	Port Arthur Navigation District Revenue, BASF Corporation 1.180%, 05/01/2009 (a)(b)	12,000,000
32,500,000	Port Corpus Christi Authority Nueces County Solid Waste Disposal Revenue, Flint Hills Resources LP 1.000%, 05/07/2009 (a)(b)	32,500,000

		63,280,000

Vermont—5.3%
12,800,000	Housing Finance Agency—Series A (CS: FSA; SPA: Dexia Credit Local) 4.000%, 05/07/2009 (a)(b)	12,800,000
22,000,000	State Student Assistance Education Loan—Series A-1 (CS: GTD; LOC: Keybank N.A.) 1.400%, 05/07/2009 (a)(b)	22,000,000

		34,800,000

Virginia—0.2%
1,000,000	Brunswick County Industrial Development Authority Revenue, Aegis Waste Solutions, Inc. (LOC: Bank of America N.A.) 2.480%, 05/07/2009 (a)(b)	1,000,000

Washington—3.6%
2,745,000	Economic Development Finance Authority Revenue, Wesmar Co. Inc. Project—Series F (LOC: U.S. Bank N.A.) 0.800%, 05/07/2009 (a)(b)	2,745,000
6,125,000	Port Bellingham Industrial Development Revenue, Hempler Foods Group (LOC: Bank of Montreal) 1.030%, 05/07/2009 (a)(b)	6,125,000
3,140,000	Port Bellingham Industrial Development Revenue, Wood Stone Corp. (LOC: Keybank N.A.) 1.700%, 05/07/2009 (a)(b)	3,140,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Washington—continued
11,500,000	Seattle Housing Authority Revenue, High Point Project Phase II (LOC: Keybank N.A.) 1.400%, 05/07/2009 (a)(b)	$11,500,000

		23,510,000

West Virginia—0.6%
4,000,000	Economic Development Authority Solid Waste Disposal Facilities Revenue, Appalachian Power— Series B (LOC: JP Morgan Chase Bank) 1.750%, 05/07/2009 (a)(b)	4,000,000

Wisconsin—0.5%
300,000	Elkhorn Industrial Development Revenue, Lanco Precision Plus (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	300,000
1,750,000	Franklin Industrial Development Revenue, Smyczek/ECS Project (LOC: Wells Fargo Bank N.A.) 2.480%, 05/07/2009 (a)(b)	1,750,000
1,000,000	Mequon Industrial Development Revenue, Gateway Plastics (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	1,000,000

		3,050,000

Wyoming—1.2%
8,000,000	Sweetwater County Environment Improvement Revenue, Simplot Phosphates LLC (LOC: Rabobank Nederland) 1.750%, 05/07/2009 (a)(b)	8,000,000

	Total Municipal Bonds (Cost $578,079,423)	578,079,423

Shares

Money Market Funds—6.3%
15,000,000	BlackRock Liquidity Fund MuniCash Portfolio	15,000,000
25,721,567	SEI Tax Exempt Trust— Institutional Tax Free Fund— Class A	25,721,567

	Total Money Market Funds (Cost $40,721,567)	40,721,567

	Total Investments (Cost $618,800,990)—95.0%	618,800,990
	Other Assets in Excess of Liabilities—5.0%	33,256,411

	TOTAL NET ASSETS—100.0%	$652,057,401

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Percentages are stated as a percent of net assets.

(a) Variable Rate Security—The rate reported is the rate in effect as of April 30, 2009. The date shown is the next reset date.

(b) Maturity date represents first available put date.

CS—Credit Support

LIQ—Liquidity Facility

LOC—Letter of Credit

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—98.9%
Alabama—3.5%
1,500,000	Chatom Industrial Development Board Revenue, Alabama Electric—Series A (SPA: National Rural Utilities Finance) 4.250%, 08/01/2009 (c)	$1,500,015
5,795,000	Health Care Authority for Baptist— Series A (CS: Assured Guaranty) 6.125%, 05/05/2012 (c)	5,814,645
10,150,000	Health Care Authority for Baptist, ARS—Series B (CS: Assured Guaranty) 4.000%, 05/07/2009 (a)(b)(d)	10,150,000
6,500,000	Housing Finance Authority, Sundown Apartments—Series E (LOC: AmSouth Bank) 1.810%, 05/07/2009 (a)(b)	6,500,000

		23,964,660

Arizona—1.3%
8,500,000	Cochise County Pollution Control Revenue, Arizona Electric Power Co., Inc. 4.400%, 09/01/2009 (c)	8,500,000

Arkansas—1.3%
9,000,000	Independence County Industrial Development Revenue, Townsends, Inc. (LOC: Wilmington Trust Co.) 3.970%, 05/07/2009 (a)(b)	9,000,000

California—5.8%
14,985,000	California State General Obligation— Series DCL-049 (CS: FSA; LIQ: Dexia Credit Local; LOC: Dexia Credit Local) 2.500%, 05/07/2009 (a)(b)	14,985,000
900,000	Loma Linda Hospital Revenue, Loma Linda University Medical Center—Series A (CS: AMBAC) 4.750%, 12/01/2009	897,858
2,000,000	Municipal Finance Authority Solid Waste Revenue, Waste Management Inc.—Series A 4.900%, 02/01/2010 (c)	2,004,540
21,305,000	Vernon Natural Gas Financing Authority, Vernon Gas—Series B (CS: MBIA; SPA: Citibank N.A.) 6.750%, 05/07/2009 (a)(b)	21,305,000

		39,192,398

Colorado—1.4%
8,300,000	City of Arvada Water Enterprise Revenue (CS: FSA; SPA: Dexia Public Finance Bank) 7.000%, 05/30/2009 (a)(b)	8,300,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Colorado—continued
1,000,000	Denver City & County Airport Revenue, Subseries A3 (CS: FSA) 5.000%, 05/15/2011 (c)	$1,017,910

		9,317,910

Connecticut—0.9%
6,000,000	State Development Authority Pollution Control Revenue 5.250%, 04/01/2010 (c)	6,055,680

Florida—8.0%
600,000	Citizens Property Insurance Corp., Senior Secured High Risk Notes— Series A (CS: MBIA) 5.000%, 03/01/2010	607,692
3,950,000	Citizens Property Insurance Corp., Senior Secured High Risk Notes— Series A-2 (CS: GO Corp.) 4.500%, 06/01/2009	3,953,871
11,590,000	Hillsborough County School Board—Series E (CS: MBIA; SPA: Bank of America N.A.) 3.630%, 05/07/2009 (a)(b)	11,590,000
25,000,000	Jea Electrical Systems Revenue— Series Three-D-2 (SPA: Fortis Bank SA) 4.500%, 05/07/2009 (a)(b)	25,000,000
8,500,000	Kissimmee Utility Authority Electrical Systems Revenue (CS: FSA; SPA: Dexia Credit Local) 3.450%, 05/07/2009 (a)(b)	8,500,000
3,500,000	Okeechobee County Solid Waste Revenue, Waste Management/ Landfill—Series A 4.200%, 07/01/2009 (c)	3,488,625
1,100,000	St. Johns County Industrial Development Authority, Coastal Health Care Investor (LOC: SunTrust Bank) 3.250%, 05/07/2009 (a)(b)	1,100,000

		54,240,188

Georgia—1.3%
2,000,000	Burke County Development Authority Pollution Control Revenue, Vogtle Power Co. 4.375%, 04/01/2010 (c)	2,059,760
4,110,000	Cobb County Development Authority Revenue, YMCA (LOC: SunTrust Bank) 3.500%, 05/07/2009 (a)(b)	4,110,000
400,000	Douglas County Development Authority Industrial Revenue, Whirlwind Steel Buildings (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	400,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Georgia—continued
2,660,000	Manchester Development Authority Industrial Revenue, G&S Metal Consultants, Inc. (LOC: Fifth Third Bank) 4.300%, 05/07/2009 (a)(b)	$2,660,000

		9,229,760

Illinois—8.9%
18,200,000	Chicago Board of Education Revenue, Dedicated—D-1 (CS: Assured Guarantee; SPA: DEPFA Bank PLC) 6.750%, 05/01/2009 (a)(b)	18,200,000
5,700,000	Chicago Board of Education Revenue, Dedicated—D-2 (CS: Assured Guarantee; SPA: DEPFA Bank PLC) 6.750%, 05/01/2009 (a)(b)	5,700,000
700,000	Des Plaines Industrial Development Revenue, MMP Properties LLC (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	700,000
4,710,000	Educational Facilities Authority Revenue, Beverly Arts Center— Chicago (LOC: Fifth Third Bank) 3.900%, 05/07/2009 (a)(b)	4,710,000
300,000	Finance Authority Industrial Development Revenue, SWD Inc. (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	300,000
1,780,000	Finance Authority Industrial Development Revenue, Transparent Container (LOC: JP Morgan Chase Bank) 4.000%, 05/07/2009 (a)(b)	1,780,000
4,055,000	Granite City Solid Waste Revenue, Waste Management Inc. 4.875%, 05/03/2010 (c)	4,060,636
20,900,000	Rockford Revenue, Wesley Willows Obligations Group (LOC: M&I Bank) 3.500%, 05/01/2009 (a)(b)	20,900,000
4,375,000	Springfield Airport Authority Revenue, Allied-Signal Inc. 6.500%, 05/07/2009 (a)(b)	4,375,000

		60,725,636

Indiana—3.9%
1,480,000	Clay Community Schools (CS: State Aid Withholding) 3.000%, 07/15/2009	1,486,852
14,395,000	Indianapolis Local Public Improvement Revenue— Series F-1 (CS: MBIA; SPA: JP Morgan Chase Bank) 5.000%, 05/07/2009 (a)(b)	14,395,000
500,000	Seymour Economic Development Revenue, Spaceguard, Inc. (LOC: JP Morgan Chase Bank) 5.000%, 05/07/2009 (a)(b)	500,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—continued
10,000,000	Valparaiso Economic Development Revenue, Task Force Tips, Inc. (LOC: Harris N.A.) 0.970%, 05/07/2009 (a)(b)	$10,000,000

		26,381,852

Iowa—0.3%
2,215,000	Sergeant Bluff Industrial Development Revenue, Sioux City Brick & Tile (LOC: U.S. Bank N.A.) 1.020%, 05/07/2009 (a)(b)	2,215,000

Kentucky—2.2%
800,000	Bardstown Industrial Development Revenue, JAV Investments LLC (LOC: JP Morgan Chase Bank) 2.480%, 05/07/2009 (a)(b)	800,000
905,000	Florence Industrial Building Revenue, Turfway ProFinancial Center (LOC: U.S. Bank N.A.) 6.000%, 10/01/2009 (c)	912,801
2,510,000	Fort Mitchell Industrial Building Revenue, Grandview/Hemmer (LOC: PNC Bank N.A.) 3.250%, 08/01/2009 (c)	2,510,000
510,000	Hancock County Industrial Development Revenue, Precision Roll Grinders (LOC: Chase Manhattan Bank) 2.480%, 05/07/2009 (a)(b)	510,000
4,300,000	Kenton County Industrial Building Revenue, Baptist Convalescent Center (LOC: Fifth Third Bank) 4.050%, 05/07/2009 (a)(b)	4,300,000
2,030,000	Newport Industrial Building Revenue, Brighton Properties, Inc. (LOC: Fifth Third Bank) 3.900%, 05/07/2009 (a)(b)	2,030,000
4,050,000	Pulaski County Solid Waste Disposal Revenue—Series B 4.000%, 08/15/2009 (b)	4,050,162

		15,112,963

Louisiana—8.3%
3,185,000	Caddo-Bossier Parishes Port Commission Revenue, Oakley LA Co. (LOC: Regions Bank) 1.810%, 05/07/2009 (a)(b)	3,185,000
4,600,000	Jefferson Parish Industrial Development Board Revenue, Sara Lee Corp. 7.000%, 05/01/2009 (a)(b)	4,600,000
1,600,000	Local Government Environmental Facilities & Communities Development Authority Revenue, Hollybrook Cottonseed (LOC: First South Farm Credit) 1.180%, 05/07/2009 (a)(b)	1,600,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—continued
2,315,000	North Webster Parish Industrial Development Revenue, CSP (LOC: Regions Bank) 4.130%, 05/07/2009 (a)(b)	$2,315,000
20,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal— Series A (LOC: Wachovia Bank N.A.) 3.250%, 03/15/2010 (a)(b)	20,126,600
25,000,000	West Baton Rouge Parish Industrial Revenue, Dow Chemical Co. 8.500%, 05/01/2009 (a)(b)	25,000,000

		56,826,600

Maine—0.7%
4,780,000	Finance Authority Industrial Development Revenue, Crobb Box Co.—Series A (LOC: Keybank N.A.) 1.600%, 05/07/2009 (a)(b)	4,780,000

Massachusetts—1.1%
600,000	Municipal Wholesale Electric Co., Nuclear Mix—Series 1-A (CS: MBIA) 5.000%, 07/01/2009	602,496
575,000	State Development Finance Agency, Waste Management, Inc.— Series B 6.900%, 12/01/2009 (c)	577,128
2,700,000	State Health & Educational Facilities Authority, CAP Asset Program— Series C (CS: MBIA; SPA: State Street Bank & Trust) 8.000%, 05/01/2009 (a)(b)	2,700,000
3,500,000	State Health & Educational Facilities Authority, Northeastern University 4.125%, 10/01/2037 (c)	3,499,825

		7,379,449

Michigan—9.2%
6,000,000	Detroit Revenue Anticipation Notes 5.000%, 03/01/2010	6,050,220
1,000,000	Detroit Sewer Disposal Revenue— Series A (CS: FSA) 5.000%, 07/01/2009	1,003,330
15,000,000	Detroit Sewer Disposal Revenue— Series B (CS: FSA; SPA: Dexia Credit Local) 3.000%, 05/07/2009 (a)(b)	15,000,000
26,500,000	Royal Oak Hospital Finance Authority, William Beaumont (CS: AMBAC; SPA: Morgan Stanley Bank) 3.000%, 05/01/2009 (a)(b)	26,500,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
400,000	State Strategic Fund Limited Obligations Revenue, Creative Foam Corp. (LOC: JP Morgan Chase Bank) 1.630%, 05/07/2009 (a)(b)	$400,000
300,000	State Strategic Fund Limited Obligations Revenue, CTD Real Estate Co. LLC (LOC: JP Morgan Chase Bank) 5.000%, 05/07/2009 (a)(b)	300,000
590,000	State Strategic Fund Limited Obligations Revenue, Foremost Graphics LLC (LOC: U.S. Bank N.A.) 3.130%, 05/07/2009 (a)(b)	590,000
600,000	State Strategic Fund Limited Obligations Revenue, Gebara Management Co. LLC (LOC: JP Morgan Chase Bank) 5.000%, 05/07/2009 (a)(b)	600,000
900,000	State Strategic Fund Limited Obligations Revenue, Landscape Forms, Inc. (LOC: JP Morgan Chase Bank) 1.630%, 05/07/2009 (a)(b)	900,000
800,000	State Strategic Fund Limited Obligations Revenue, Press-Way Inc. (LOC: JP Morgan Chase Bank) 5.000%, 05/07/2009 (a)(b)	800,000
1,000,000	State Strategic Fund Limited Obligations Revenue, Static Development Inc. (LOC: JP Morgan Chase Bank) 5.000%, 05/07/2009 (a)(b)	1,000,000
2,200,000	State Strategic Fund Limited Obligations Revenue, Taylor Building Products, Inc. (LOC: PNC Bank N.A.) 3.375%, 09/15/2009 (c)	2,213,068
300,000	State Strategic Fund Limited Obligations Revenue, Warren Screw Products, Inc. (LOC: JP Morgan Chase Bank) 3.130%, 05/07/2009 (a)(b)	300,000
400,000	Sterling Heights Economic Development Revenue, Kunath Enterprises LLC (LOC: JP Morgan Chase Bank) 1.630%, 05/07/2009 (a)(b)	400,000
6,500,000	Wayne County Airport Authority Revenue (CS: MBIA; SPA: Bank of America) 3.630%, 05/07/2009 (a)(b)	6,500,000

		62,556,618

Minnesota—0.5%
3,465,000	Ramsey Industrial Development Revenue, Kilkenny LLC—Series A (LOC: Associated Bank N.A.) 3.500%, 05/07/2009 (a)(b)	3,465,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—0.1%
550,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Metrolink (LOC: JP Morgan Chase Bank) 3.950%, 10/01/2035 (c)	$556,232

Montana—0.2%
1,100,000	Forsyth Pollution Control Revenue— Series A 5.200%, 05/01/2009 (c)	1,100,000

Multistate—0.5%
4,700,000	Theop LLC 0.896%, 01/01/2039 (d)(e)(g)	3,525,000

Nevada—2.0%
12,000,000	Clark County Airport Improvement Revenue—Series A (CS: MBIA) 2.000%, 05/07/2009 (a)(b)	12,000,000
1,500,000	Clark County Passenger Facilities Revenue, Las Vegas McCarran Airport (CS: MBIA) 5.250%, 07/01/2010	1,548,030

		13,548,030

New Hampshire—0.1%
1,000,000	State Business Finance Authority Revenue, United Illuminating Co. 7.125%, 02/01/2012 (c)	1,011,610

New Jersey—0.5%
230,000	Health Care Facilities Finance Authority, Trinitas Hospital— Series B 6.500%, 07/01/2012	218,546
2,000,000	Newark Tax Appeal Notes—Series H 4.750%, 12/29/2009	2,033,440
955,000	Tobacco Settlement Financing Corporation 5.750%, 06/01/2012	1,034,112

		3,286,098

New Mexico—0.2%
1,285,000	Las Cruces Industrial Development Revenue, Parkview Metal Products (LOC: American National Bank & Trust) 2.480%, 05/07/2009 (a)(b)	1,285,000

New York—6.9%
2,000,000	New York City Industrial Development Agency Revenue, Terminal One Group Association 5.000%, 01/01/2010	2,034,880
2,000,000	New York City Municipal Water Finance Authority Revenue (SPA: Fortis Bank SA) 2.250%, 05/01/2009 (a)(b)	2,000,000
25,850,000	New York City Revenue, Subseries E4 (LOC: Fortis Bank SA) 2.300%, 05/01/2009 (a)(b)	25,850,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—continued
590,000	Seneca County Industrial Development Agency Civic Facility Revenue, New York Chiropractic College 5.000%, 10/01/2009	$589,876
3,000,000	State Energy Research & Development Authority Revenue, Orange/Rockland Utilities—Series A (CS: AMBAC; LOC: Wachovia Bank N.A.) 2.000%, 05/07/2009 (a)(b)	3,000,000
4,500,000	State Environmental Facilities Revenue, Waste Management, Inc.—Series A 4.450%, 07/01/2009 (c)	4,494,105
500,000	Westchester Tobacco Asset Securitization Corporation 5.000%, 06/01/2015	361,990
9,000,000	Yonkers Revenue Anticipation Notes 5.000%, 06/30/2009	9,021,600

		47,352,451

North Carolina—2.8%
18,785,000	Charlotte Airport Revenue, Series A (CS: Chase Manhattan Bank; SPA: MBIA) 7.500%, 05/07/2009 (a)(b)	18,785,000

Ohio—2.4%
6,800,000	Geauga County Revenue, South Franklin Circle—Series A (LOC: Keybank N.A.) 1.850%, 05/01/2009 (a)(b)	6,800,000
1,350,000	Sandusky County Industrial Development Revenue, Louis G. Freeman Co. (LOC: PNC Bank) 1.400%, 05/07/2009 (a)(b)	1,350,000
3,090,000	Sharonville Industrial Development Revenue, Duke Realty LP (LOC: Fifth Third Bank) 4.300%, 05/07/2009 (a)(b)	3,090,000
5,000,000	State Air Quality Development Authority Revenue, Ohio Power 7.125%, 06/01/2010 (c)	5,063,450

		16,303,450

Oklahoma—0.8%
600,000	Cherokee Nation of Oklahoma National Healthcare System— Series 2006 (CS: ACA) 4.100%, 12/01/2011 (f)	573,996
5,000,000	Tulsa Airports Improvement Trust General Revenue—Series B2 (CS: MBIA; LIQ: Bank of America N.A.) 3.630%, 05/07/2009 (a)(b)	5,000,000

		5,573,996

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Oregon—0.1%
400,000	Gilliam County Solid Waste Disposal Revenue, Waste Management— Series A 6.000%, 05/03/2010 (c)	$400,000

Pennsylvania—7.4%
9,000,000	Penn State Higher Education Assistance Agency Revenue— Series A (CS: AMBAC Guaranteed Student Loans; SPA: Morgan Stanley Bank) 2.000%, 05/01/2009 (a)(b)	9,000,000
1,000,000	Philadelphia Airport Revenue— Series A (CS: MBIA) 5.000%, 06/15/2009	1,002,470
16,000,000	Philadelphia Water & Wastewater Revenue—Series B (CS: FSA; SPA: DEPFA Bank PLC) 5.650%, 05/07/2009 (a)(b)	16,000,000
24,700,000	Souderton Area School District Revenue, High School Completion Project (CS: FSA State Aid Withholding; SPA: DEPFA Bank PLC) 7.000%, 05/07/2009 (a)(b)	24,700,000

		50,702,470

Puerto Rico—0.6%
2,745,000	Electric Power Authority—Series S (CS: MBIA) 6.125%, 07/01/2009	2,763,995
1,590,000	Municipal Finance Agency—Series A (CS: FSA) 5.250%, 07/01/2009	1,595,168

		4,359,163

South Carolina—1.6%
5,885,000	State Jobs Economic Development Authority, So-Pak-Co., Inc. (LOC: Regions Bank) 2.530%, 05/07/2009 (a)(b)	5,885,000
5,000,000	York County Pollution Control Revenue—Series B-2 (SPA: National Rural Utilities Finance) 4.000%, 09/01/2009 (c)	5,000,000

		10,885,000

Tennessee—2.8%
14,915,000	Memphis—Shelby County Airport Revenue, Federal Express Corp. 5.000%, 09/01/2009	14,941,549
4,365,000	Metropolitan Government Nashville & Davidson Health & Educational Facilities Board Revenue—Swiss Ridge Apartments (LOC: Regions Bank) 1.810%, 05/07/2009 (a)(b)	4,365,000

		19,306,549

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—5.3%
6,260,000	Austin Hotel Occupancy Tax Revenue, Sub Lien—Series A (LOC: Dexia Credit) 3.000%, 05/07/2009 (a)(b)	$6,260,000
2,100,000	Dallam County Industrial Development Corporation Revenue, Cons Dairy Management LLC (LOC: Great Plains AG Credit) 1.430%, 05/07/2009 (a)(b)	2,100,000
2,600,000	Dallam County Industrial Development Corporation Revenue, Rick & Janice Van Ryn (LOC: Great Plains AG Credit) 1.430%, 05/07/2009 (a)(b)	2,600,000
6,000,000	Gulf Coast Industrial Development Authority Revenue, CST Green Power LP 5.250%, 05/07/2009 (a)(b)	6,000,000
1,825,000	Harris County Health Facilities Development Revenue, Memorial Hospital Systems— Series A (CS: MBIA) 6.000%, 06/01/2009	1,827,628
2,000,000	Houston Airport Systems Revenue, People Mover—Series A (CS: FSA) 5.375%, 07/15/2010	2,000,200
2,500,000	Montgomery County Unlimited Tax—Series B (CS: FSA; SPA: DEPFA Bank PLC) 3.000%, 09/01/2009 (c)	2,504,700
2,000,000	Municipal Gas Acquisition & Supply Corp. Revenue—Series A 5.000%, 12/15/2010	1,915,940
2,500,000	North Tollway Authority Revenue— Series H 5.000%, 01/01/2011 (c)	2,558,475
2,035,000	Port of Houston Authority Revenue—Series A (CS: MBIA) 5.000%, 10/01/2009	2,044,198
1,000,000	Sabine River Industrial Development Authority Pollution Control Revenue 4.400%, 08/15/2009 (a)(b)	1,000,160
5,000,000	State Transportation Commission, First Tier 5.000%, 02/15/2011 (c)	5,019,000

		35,830,301

Utah—1.0%
2,500,000	Associated Municipal Power Systems Revenue, Hunter (CS: AMBAC) 5.000%, 07/01/2009	2,507,000
4,000,000	Transit Authority Sales Tax Revenue—Series B (LOC: Fortis Bank SA) 1.750%, 05/01/2009 (a)(b)	4,000,000

		6,507,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2009 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Vermont—1.1%
1,535,000	Housing Finance Agency, Single Family Housing Revenue— Series 21A (CS: FSA; SPA: Dexia Credit Local) 3.580%, 05/07/2009 (a)(b)	$1,535,000
6,275,000	Housing Finance Agency, Single Family Housing Revenue— Series 26 (CS: FSA; SPA: DEPFA Bank PLC) 8.000%, 05/07/2009 (a)(b)	6,275,000

		7,810,000

Washington—0.2%
1,110,000	Economic Development Finance Authority Revenue, Belina Interiors Inc.—Series F (LOC: Keybank N.A.) 3.750%, 05/07/2009 (a)(b)	1,110,000

West Virginia—0.4%
3,000,000	Economic Development Authority Solid Waste Revenue, Appalachian Power Co. 7.125%, 06/01/2010 (c)	3,003,750

Wisconsin—2.9%
16,000,000	Ladysmith Solid Waste Disposal Revenue, Cityforest Corp. (LOC: Associated Bank N.A.) 2.870%, 05/07/2009 (a)(b)	16,000,000
1,175,000	Rhinelander Industrial Development Revenue, Superior Diesel/ SDI Properties (LOC: Bank of New York) 2.650%, 05/07/2009 (a)(b)	1,175,000

Principal Amount	Security Description	Value

Wisconsin—continued
2,585,000	State Health & Educational Facilities Authority Revenue, St. Joseph’s Community Hospital (LOC: M&I Bank) 4.000%, 05/07/2009 (a)(b)	$2,585,000

		19,760,000

Wyoming—0.4%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co.— Series A 8.000%, 05/07/2009 (a)(b)	2,855,000

	Total Municipal Bonds (Cost $674,531,370)	673,799,814

Shares

Money Market Funds—0.0%
62,018	SEI Tax Exempt Trust— Institutional Tax Free Fund— Class A	62,018

	Total Money Market Funds (Cost $62,018)	62,018

	Total Investments (Cost $674,593,388)—98.9%	673,861,832
	Other Assets in Excess of Liabilities—1.1%	7,337,611

	TOTAL NET ASSETS—100.0%	$681,199,443

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of April 30, 2009. The date shown is the next reset date.

(b)	Maturity date represents first available put date.

(c)	Put Bond

(d)	Auction Rate Note

(e)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 0.5% of the Fund’s net assets.

(f)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.1% of the Fund’s net assets.

(g)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 0.5% of the Fund’s net assets.

CS—Credit Support

LIQ—Liquidity Facility

LOC—Letter of Credit

SPA—Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2009 (Unaudited)

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund

ASSETS:
Investments, at value (1)	$49,887,911	$505,202,686	$5,613,413
Cash	—	887,102	—
Receivable for capital shares issued	260	645,958	5,000
Receivable for investment securities sold	626,184	93,063,691	289,205
Receivable for forwards currency contracts	—	43,546,192	—
Receivable for swap contracts	—	215,765	—
Due from Adviser	—	—	2,567
Dividends and interest receivable	180,314	12,489,676	3,409
Prepaid expenses and other assets	14,844	26,017	23,313

Total assets	50,709,513	656,077,087	5,936,907

LIABILITIES:
Written option contracts, at value (2)	345,060	—	—
Payable for capital shares redeemed	—	854,065	1,673
Payable for investment securities purchased	—	120,101,582	250,000
Payable for forward currency contracts	—	44,008,686	—
Payable for swap contracts	—	191,321	—
Accrued expenses and other liabilities:
Investment advisory fees	39,808	400,176	—
Line of credit	—	—	—
Other	30,200	362,144	17,692

Total liabilities	415,068	165,917,974	269,365

Net Assets	$50,294,445	$490,159,113	$5,667,542

Net assets represented by
Capital stock	$67,096,843	$1,466,852,922	$13,049,478
Accumulated undistributed net investment income	4,208	21,297,889	22,593
Accumulated net realized gains (losses) on investments, written option contracts expired or closed, foreign currency translation, and swap contracts	450,814	(938,684,972)	(950,798)
Net unrealized appreciation (depreciation) on:
Investments	(17,077,202)	(58,985,994)	(6,453,100)
Written option contracts	(180,218)	—	—
Foreign currency translation	—	117,318	(631)
Forward currency contracts	—	(462,494)	—
Swap contracts	—	24,444	—

Total Net Assets	$50,294,445	$490,159,113	$5,667,542

Net asset value
Net assets	$50,294,445	$490,159,113	$5,667,542
Shares of beneficial interest issued and outstanding	6,255,912	108,630,681	1,088,698
Net asset value, offering price and redemption price per share	$8.04	$4.51	$5.21

(1) Cost of investments	$66,965,113	$564,188,680	$12,066,513
(2) Premiums received	$164,842	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2009 (Unaudited)

	Dynamic Innovators Fund	Dynamic Transformations Fund	Accelerating Dividend Fund

ASSETS:
Investments, at value (1)	$10,020,134	$2,492,157	$1,036,177
Receivable for capital shares issued	3,027	—	2,500
Receivable for investment securities sold	325,524	140,021	13,722
Due from Adviser	—	10,177	17,004
Dividends and interest receivable	5,668	1,453	2,208
Prepaid expenses and other assets	6,750	11,690	9,328

Total assets	10,361,103	2,655,498	1,080,939

LIABILITIES:
Payable for investment securities purchased	—	—	70,347
Accrued expenses and other liabilities:
Investment advisory fees	7,995	—	—
Line of credit	1,703,000	—	—
Other	23,930	13,535	7,428

Total liabilities	1,734,925	13,535	77,775

Net Assets	$8,626,178	$2,641,963	$1,003,164

Net assets represented by
Capital stock	$27,761,150	$4,564,824	$1,017,111
Accumulated undistributed net investment income (loss)	(40,457)	4,202	1,863
Accumulated net realized gains (losses) on investments and foreign currency translation	(10,285,647)	(744,020)	6,643
Net unrealized appreciation (depreciation) on:
Investments	(8,808,868)	(1,183,043)	(22,453)

Total Net Assets	$8,626,178	$2,641,963	$1,003,164

Net asset value
Net assets	$8,626,178	$2,641,963	$1,003,164
Shares of beneficial interest issued and outstanding	1,512,206	451,841	101,751
Net asset value, offering price and redemption price per share	$5.70	$5.85	$9.86

(1) Cost of investments	$18,829,002	$3,675,200	$1,058,630

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2009 (Unaudited)

	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

ASSETS:
Investments, at value (1)	$618,800,990	$673,861,832
Receivable for capital shares issued	11,997,036	7,913,212
Receivable for investment securities sold	20,433,000	—
Interest receivable	2,205,488	5,161,580
Prepaid expenses and other assets	146,481	52,399

Total assets	653,582,995	686,989,023

LIABILITIES:
Payable for capital shares redeemed	1,106,778	1,080,951
Payable for investment securities purchased	—	3,900,000
Payable to custodian	114,314	476,003
Accrued expenses and other liabilities:
Investment advisory fees	236,391	268,138
Distribution fees	—	8,797
Other	68,111	55,691

Total liabilities	1,525,594	5,789,580

Net Assets	$652,057,401	$681,199,443

Net assets represented by
Capital stock	$652,057,401	$681,916,601
Accumulated undistributed net investment income	—	68,993
Accumulated net realized losses on investments sold	—	(54,595)
Net unrealized depreciation on investments	—	(731,556)

Total Net Assets	$652,057,401	$681,199,443

Net asset value
Adviser Class Shares
Net assets		$46,597,799
Shares of beneficial interest issued and outstanding		4,625,724
Net asset value and redemption price per share		$10.07
Maximum offering price per share (net asset value plus sales charge of 0.50%)		$10.12
Investor Class Shares
Net assets	$652,057,401	$634,601,644
Shares of beneficial interest issued and outstanding	652,057,289	63,349,522
Net asset value, offering price and redemption price per share	$1.00	$10.02

(1) Cost of investments	$618,800,990	$674,593,388

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2009 (Unaudited)

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund

INVESTMENT INCOME:
Interest income	$325,735	$26,892	$5
Dividend income*	564,971	92,778,643	82,332

Total investment income	890,706	92,805,535	82,337

EXPENSES:
Investment advisory fees	241,283	2,516,376	25,537
Administration fees	11,207	92,952	1,206
Fund accounting fees	7,228	59,946	773
Audit and tax fees	9,855	9,270	10,650
Custodian fees	2,478	19,830	280
Legal fees	3,029	22,260	1,237
Registration and filing fees	10,736	21,537	9,797
Printing and mailing fees	2,723	135,579	3,303
Transfer agent fees	11,204	92,950	1,204
Trustee fees	415	3,732	54
Interest expense	1,804	15,507	1,783
Other fees	1,707	15,118	191

Total expenses before expense waiver by Adviser	303,669	3,005,057	56,015
Expense waiver by Adviser (Note 6)	—	—	(19,735)

Net expenses	303,669	3,005,057	36,280

Net investment income	587,037	89,800,478	46,057

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	773,690	(332,593,773)	(684,072)
Written option contracts expired or closed	85,200	672,620	—
Foreign currency translation	—	(3,562,095)	667
Swap contracts	—	2,239,675	—

Net realized gain (loss)	858,890	(333,243,573)	(683,405)

Change in unrealized appreciation (depreciation) on:
Investments	(1,473,764)	183,624,106	63,077
Written option contracts	(180,218)	—	—
Foreign currency translation	—	327,012	(22)
Forward currency contracts	—	(462,494)	—
Swap contracts	—	24,444	—

Net change in unrealized appreciation (depreciation)	(1,653,982)	183,513,068	63,055

Net realized and unrealized loss on investments	(795,092)	(149,730,505)	(620,350)

Change in net assets resulting from operations	$(208,055)	$(59,930,027)	$(574,293)

* Net of foreign taxes withheld	$—	$4,955,590	$1,110

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2009 (Unaudited)

	Dynamic Innovators Fund	Dynamic Transformations Fund	Accelerating Dividend Fund (1)

INVESTMENT INCOME:
Interest income	$—	$305	$682
Dividend income*	30,752	21,621	7,619

Total investment income	30,752	21,926	8,301

EXPENSES:
Investment advisory fees	45,959	11,280	4,769
Administration fees	1,976	470	207
Fund accounting fees	1,275	308	136
Audit and tax fees	9,720	9,440	12,369
Custodian fees	440	103	48
Legal fees	1,104	658	7,274
Registration and filing fees	11,619	9,225	2,923
Printing and mailing fees	6,554	200	198
Transfer agent fees	1,977	476	210
Trustee fees	81	14	6
Interest expense	9,140	86	—
Other fees	317	67	71

Total expenses before expense waiver by Adviser	90,162	32,327	28,211
Expense waiver by Adviser (Note 6)	(18,953)	(17,014)	(21,773)

Net expenses	71,209	15,313	6,438

Net investment income (loss)	(40,457)	6,613	1,863

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(3,767,607)	(603,776)	6,643
Foreign currency translation	85	—	—

Net realized gain (loss)	(3,767,522)	(603,776)	6,643

Change in unrealized appreciation (depreciation) on:
Investments	1,622,777	627,390	(22,453)
Foreign currency translation	(49)	—	—

Net change in unrealized appreciation (depreciation)	1,622,728	627,390	(22,453)

Net realized and unrealized income (loss) on investments	(2,144,794)	23,614	(15,810)

Change in net assets resulting from operations	$(2,185,251)	$30,227	$(13,947)

* Net of foreign taxes withheld	$152	$—	$—

(1) Fund commenced operations on November 5, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2009 (Unaudited)

	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

INVESTMENT INCOME:
Interest income	$5,959,253	$9,141,291

Total investment income	5,959,253	9,141,291

EXPENSES:
Investment advisory fees	1,449,929	1,575,394
Administration fees	9,786	6,312
Distribution fees - Adviser Class	—	28,507
Fund accounting fees	8,155	5,261
Audit and tax fees	8,028	8,524
Custodian fees	4,893	3,161
Legal fees	44,138	4,076
Registration and filing fees	48,241	47,675
Printing and mailing fees	10,463	17,855
Transfer agent fees	9,786	6,311
Trustee fees	5,591	2,155
Other fees	160,633	5,831

Total expenses before expense waiver by Adviser	1,759,643	1,711,062
Expense waiver by Adviser (Note 6)	(9,413)	(422,241)

Net expenses	1,750,230	1,288,821

Net investment income	4,209,023	7,852,470

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	—	94
Change in unrealized appreciation on investments	—	228,450

Net realized and unrealized gain on investments	—	228,544

Change in net assets resulting from operations	$4,209,023	$8,081,014

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statement of Cash Flows
For the six months ended April 30, 2009 (Unaudited)

Dynamic Innovators Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Change in net assets resulting from operations	$(2,185,251)
Adjustments to reconcile change in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(1,163,526)
Proceeds from sales of investments	5,058,948
Decrease in dividends and interest receivable	2,517
Decrease in prepaid expenses and other assets	17,674
Decrease in accrued expenses and other liabilities	(5,154)
Net realized loss on investments	3,767,607
Unrealized appreciation on investments	(1,622,777)

Net cash provided by operating activities	3,870,038

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in line of credit	(2,296,000)
Proceeds from shares sold	3,888,567
Payment on shares redeemed	(5,462,605)

Net cash used in financing activities	(3,870,038)

Net change in cash	$—

CASH:
Beginning Balance	—

Ending Balance	$—

Supplemental disclosure of cash flow information:

During the six months ended April 30, 2009, the Dynamic Innovators Fund paid cash of $19,085 in interest.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Balance Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment income	$587,037	$1,768,731
Net realized gain (loss) on:
Investments	773,690	(1,238,791)
Written option contracts expired or closed	85,200	695,713
Change in unrealized depreciation on:
Investments	(1,473,764)	(29,296,828)
Written option contracts	(180,218)	—

Change in net assets resulting from operations	(208,055)	(28,071,175)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(556,117)	(1,629,117)
From net realized gain on investments	—	(6,116,765)
From tax return on capital	—	(102,670)

Change in net assets resulting from distributions to shareholders	(556,117)	(7,848,552)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	170,968	579,192
Dividends reinvested	530,530	7,231,038
Redemption fees	10	1,353
Cost of shares redeemed	(2,740,354)	(11,154,144)

Change in net assets from capital share transactions	(2,038,846)	(3,342,561)

Total change in net assets	(2,803,018)	(39,262,288)

NET ASSETS:
Beginning of period	53,097,463	92,359,751

End of period*	$50,294,445	$53,097,463

* Including accumulated undistributed net investment income (loss) of:	$4,208	$(26,712)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Dividend Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment income	$89,800,478	$184,237,212
Net realized gain (loss) on:
Investments	(332,593,773)	(544,541,420)
Written option contracts expired or closed	672,620	—
Foreign currency translation	(3,562,095)	(11,931,318)
Forward currency contracts	—	(11,434,127)
Swap contracts	2,239,675	20,730
Change in unrealized appreciation (depreciation) on:
Investments	183,624,106	(322,575,911)
Foreign currency translation	327,012	(604,332)
Forward currency contracts	(462,494)	—
Swap contracts	24,444	—

Change in net assets resulting from operations	(59,930,027)	(706,829,166)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,502,589)	(188,534,882)
From tax return on capital	—	(5,952,906)

Change in net assets resulting from distributions to shareholders	(68,502,589)	(194,487,788)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	89,312,985	563,036,031
Dividends reinvested	47,210,626	139,704,564
Redemption fees	96,854	517,263
Cost of shares redeemed	(116,787,282)	(703,254,544)

Change in net assets from capital share transactions	19,833,183	3,314

Total change in net assets	(108,599,433)	(901,313,640)

NET ASSETS:
Beginning of period	598,758,546	1,500,072,186

End of period*	$490,159,113	$598,758,546

* Including accumulated undistributed net investment income of:	$21,297,889	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Financial Services Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment income	$46,057	$130,723
Net realized gain (loss) on:
Investments	(684,072)	310,493
Foreign currency translation	667	(51,301)
Swap contracts	—	929
Change in unrealized appreciation (depreciation) on:
Investments	63,077	(5,081,969)
Foreign currency translation	(22)	(65,035)

Change in net assets resulting from operations	(574,293)	(4,756,160)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(103,511)	—
From net realized gain on investments	(419,999)	(2,663,086)

Change in net assets resulting from distributions to shareholders	(523,510)	(2,663,086)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	776,164	6,472,426
Dividends reinvested	473,302	2,103,627
Redemption fees	182	10,070
Cost of shares redeemed	(1,160,814)	(5,310,381)

Change in net assets from capital share transactions	88,834	3,275,742

Total change in net assets	(1,008,969)	(4,143,504)

NET ASSETS:
Beginning of period	6,676,511	10,820,015

End of period*	$5,667,542	$6,676,511

* Including accumulated undistributed net investment income of:	$22,593	$80,047

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Innovators Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment loss	$(40,457)	$(74,231)
Net realized gain (loss) on:
Investments	(3,767,607)	(6,519,886)
Foreign currency translation	85	(65,509)
Swap contracts	—	113
Change in unrealized appreciation (depreciation) on:
Investments	1,622,777	(13,405,862)
Foreign currency translation	(49)	49

Change in net assets resulting from operations	(2,185,251)	(20,065,326)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(99,263)
From net realized gain on investments	—	(1,905,602)

Change in net assets resulting from distributions to shareholders	—	(2,004,865)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	891,494	45,945,955
Dividends reinvested	—	1,654,158
Redemption fees	973	117,477
Cost of shares redeemed	(5,463,578)	(58,619,588)

Change in net assets from capital share transactions	(4,571,111)	(10,901,998)

Total change in net assets	(6,756,362)	(32,972,189)

NET ASSETS:
Beginning of period	15,382,540	48,354,729

End of period*	$8,626,178	$15,382,540

* Including accumulated undistributed net investment loss of:	$(40,457)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Transformations Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008 (1)

	(Unaudited)
OPERATIONS:
Net investment income	$6,613	$14,717
Net realized loss on investments	(603,776)	(140,244)
Change in unrealized appreciation (depreciation) on investments	627,390	(1,810,433)

Change in net assets resulting from operations	30,227	(1,935,960)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,128)	—
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(17,128)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,150	4,630,875
Dividends reinvested	17,115	—
Redemption fees	1	22
Cost of shares redeemed	(45,900)	(45,439)

Change in net assets from capital share transactions	(20,634)	4,585,458

Total change in net assets	(7,535)	2,649,498

NET ASSETS:
Beginning of period	2,649,498	—

End of period*	$2,641,963	$2,649,498

* Including accumulated undistributed net investment income of:	$4,202	$14,717

(1) Fund commenced operations on December 31, 2007.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Accelerating Dividend Fund

Period Ended April 30, 2009 (1)

(Unaudited)
OPERATIONS:
Net investment income	$1,863
Net realized income on investments	6,643
Change in unrealized depreciation on investments	(22,453)

Change in net assets resulting from operations	(13,947)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gain on investments	—

Change in net assets resulting from distributions to shareholders	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,017,111
Dividends reinvested	—
Redemption fees	—
Cost of shares redeemed	—

Change in net assets from capital share transactions	1,017,111

Total change in net assets	1,003,164

NET ASSETS:
Beginning of period	—

End of period*	$1,003,164

* Including accumulated undistributed net investment income of:	$1,863

(1) Fund commenced operations on November 5, 2008.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Municipal Money Market Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment income	$4,209,023	$22,134,818
Net realized gain on investments	—	10,588

Change in net assets resulting from operations	4,209,023	22,145,406

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders (1):
From net investment income	—	(1,159)
Distributions to Investor Class Shareholders:
From net investment income	(4,209,023)	(22,133,659)
From net realized gain on investments	—	(10,588)

Change in net assets resulting from distributions to shareholders	(4,209,023)	(22,145,406)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	467,227,986	5,315,613,045
Dividends reinvested	3,472,957	18,013,012
Cost of shares redeemed	(483,044,076)	(5,784,755,674)

Change in net assets from capital share transactions	(12,343,133)	(451,129,617)

Total change in net assets	(12,343,133)	(451,129,617)

NET ASSETS:
Beginning of period	664,400,534	1,115,530,151

End of period	$652,057,401	$664,400,534

(1) The Municipal Money Market Fund - Adviser Class ceased operations on December 5, 2007.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Tax Optimized Income Fund

	Six Months Ended April 30, 2009	Year Ended October 31, 2008

	(Unaudited)
OPERATIONS:
Net investment income	$7,852,470	$6,238,586
Net realized gain on investments	94	2,783
Change in unrealized appreciation (depreciation) on investments	228,450	(1,051,084)

Change in net assets resulting from operations	8,081,014	5,190,285

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(419,354)	(222,769)
Distributions to Investor Class Shareholders:
From net investment income	(7,386,243)	(6,001,676)

Change in net assets resulting from distributions to shareholders	(7,805,597)	(6,224,445)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	529,142,932	265,275,500
Dividends reinvested	6,342,631	5,659,596
Redemption fees	21,728	16,542
Cost of shares redeemed	(97,830,320)	(86,950,657)

Change in net assets from capital share transactions	437,676,971	184,000,981

Total change in net assets	437,952,388	182,966,821

NET ASSETS:
Beginning of period	243,247,055	60,280,234

End of period*	$681,199,443	$243,247,055

* Including accumulated undistributed net investment income of:	$68,993	$22,120

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

			Dynamic Balance Fund

	Six Months Ended April 30, 2009		Year Ended October 31,

			2008	2007		2006	2005		2004

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$8.15		$13.55	$13.72		$12.67	$12.44		$11.08

Income from investment operations:
Net investment income	0.09		0.26	0.26		0.21	0.19		0.19
Net realized and unrealized gains (losses) on investments	(0.11)		(4.47)	0.28		1.26	0.85		1.37

Total from investment operations	(0.02)		(4.21)	0.54		1.47	1.04		1.56

Redemption fees	0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)	—		—
Less Distributions:
From net investment income	(0.09)		(0.25)	(0.24)		(0.20)	(0.19)		(0.20)
From net realized gains on investments	—		(0.93)	(0.47)		(0.22)	(0.62)		—
From tax return on capital	—		(0.01)	—		—	—		—

Total distributions	(0.09)		(1.19)	(0.71)		(0.42)	(0.81)		(0.20)

Net asset value per share, end of period	$8.04		$8.15	$13.55		$13.72	$12.67		$12.44

Total return	–0.22	%(b)	–33.63%	4.03%		11.79%	8.46%		14.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$50,294		$53,097	$92,360		$98,162	$97,471		$70,705
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.26	%(c)	1.24%	1.16%		1.19%	1.21%		1.27%
After waivers, reimbursements, and recoveries	1.26	%(c)	1.24%	1.16%		1.19%	1.31%		1.35%
Ratio of interest expense to average net assets	0.01	%(c)	0.90%	0.00	%(a)	0.00%	0.00	%(a)	0.00	%(a)
Ratio of expenses to average net asset excluding interest expense:
Before waivers, reimbursements, and recoveries	1.25	%(c)	1.15%	1.16%		1.19%	1.21%		1.27%
After waivers, reimbursements, and recoveries	1.25	%(c)	1.15%	1.16%		1.19%	1.31%		1.35%
Ratio of net investment income to average net assets	2.43	%(c)	2.35%	1.87%		1.60%	1.60%		1.78%
Portfolio turnover	20%		34%	28%		22%	36%		56%

(a)	The amount is less than $0.005 per share or 0.005%.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

			Dynamic Dividend Fund

	Six Months Ended April 30, 2009		Year Ended October 31,

			2008	2007		2006		2005	2004

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$5.72		$13.32	$12.52		$11.98		$12.34	$10.69

Income from investment operations:
Net investment income	0.85		1.33	1.95		1.61		1.57	1.09 (a)
Net realized and unrealized gains (losses) on investments	(1.41)		(7.29)	0.61		0.51		(0.14)	1.51

Total from investment operations	(0.56)		(5.96)	2.56		2.12		1.43	2.60

Redemption fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)
Less Distributions:
From net investment income	(0.65)		(1.58)	(1.76)		(1.58)		(1.51)	(0.95)
From net realized gains on investments	—		—	—		—		(0.28)	—
From tax return on capital	—		(0.06)	—		—		—	—

Total distributions	(0.65)		(1.64)	(1.76)		(1.58)		(1.79)	(0.95)

Net asset value per share, end of period	$4.51		$5.72	$13.32		$12.52		$11.98	$12.34

Total return	–9.66	%(c)	–49.05%	21.66%		18.68%		11.85%	24.90%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$490,159		$598,759	$1,500,072		$633,264		$311,335	$43,530
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.19	%(d)	1.18%	1.15%		1.18%		1.20%	1.56%
After waivers, reimbursements, and recoveries	1.19	%(d)	1.18%	1.15%		1.18%		1.23%	1.35%
Ratio of interest expense to average net assets	0.01	%(d)	0.02%	0.00	%(b)	0.00	%(b)	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.18	%(d)	1.16%	1.15%		1.18%		1.20%	1.56%
After waivers, reimbursements, and recoveries	1.18	%(d)	1.16%	1.15%		1.18%		1.23%	1.35%
Ratio of net investment income to average net assets	35.69	%(d)	15.32%	15.65%		14.04%		14.22%	9.08%
Portfolio turnover	298%		323%	216%		192%		216%	194%

(a)	Net investment income is calculated using average shares outstanding during period.

(b)	The amount is less than $0.005 per share or 0.005%.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Financial Services Fund

	Six Months Ended April 30, 2009		Year Ended October 31,
					Period Ended October 31, 2006 (a)

			2008	2007

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$6.24		$13.89	$12.13	$10.00

Income from investment operations:
Net investment income (loss)	0.05		0.07	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	(0.57)		(4.40)	2.54	2.12

Total from investment operations	(0.52)		(4.33)	2.52	2.14

Redemption fees	0.00	(b)	0.01	0.00 (b)	0.00 (b)
Less Distributions:
From net investment income	(0.10)		—	(0.01)	(0.01)
From net realized gains on investments	(0.41)		(3.33)	(0.75)	—

Total distributions	(0.51)		(3.33)	(0.76)	(0.01)

Net asset value per share, end of period	$5.21		$6.24	$13.89	$12.13

Total return	–7.34	%(c)	–41.16%	21.64%	21.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,668		$6,677	$10,820	$7,544
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	2.19	%(d)	1.94%	2.61%	2.53%
After waivers, reimbursements, and recoveries	1.42	%(d)	1.35%	1.35%	1.35%
Ratio of interest expense to average net assets	0.07	%(d)	0.37%	1.02%	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	2.12	%(d)	1.57%	1.59%	2.52%
After waivers, reimbursements, and recoveries	1.35	%(d)	0.98%	0.33%	1.34%
Ratio of net investment income to average net assets	1.80	%(d)	1.32%	(0.16)%	0.15%
Portfolio turnover	132%		455%	397%	106%

(a)	For the period from November 1, 2005 (inception of fund) to October 31, 2006.

(b)	The amount is less than $0.005 per share or 0.005%.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Innovators Fund

	Six Months Ended April 30, 2009		Year Ended October 31,
					Period Ended October 31, 2006 (a)

			2008	2007

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$6.83		$14.08	$10.31	$10.00

Income from investment operations:
Net investment income (loss)	(0.03)		(0.01)	0.07	0.09
Net realized and unrealized gains (losses) on investments	(1.10)		(6.84)	3.91	0.22

Total from investment operations	(1.13)		(6.85)	3.98	0.31

Redemption fees	0.00	(b)	0.03	0.01	—
Less Distributions:
From net investment income	—		(0.02)	(0.14)	—
From net realized gains on investments	—		(0.41)	(0.08)	—

Total distributions	—		(0.43)	(0.22)	—

Net asset value per share, end of period	$5.70		$6.83	$14.08	$10.31

Total return	–16.40	%(c)	–49.95%	39.47%	3.10	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,626		$15,383	$48,355	$5,073
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.96	%(d)	1.31%	1.53%	4.25	%(d)
After waivers, reimbursements, and recoveries	1.55	%(d)	1.35%	1.33%	1.35	%(d)
Ratio of interest expense to average net assets	0.20	%(d)	0.04%	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	1.76	%(d)	1.27%	1.53%	4.25	%(d)
After waivers, reimbursements, and recoveries	1.35	%(d)	1.31%	1.33%	1.35	%(d)
Ratio of net investment income to average net assets	(0.88	)%(d)	(0.18)%	1.08%	3.18	%(d)
Portfolio turnover	10%		76%	135%	3%

(a)	For the period from July 11, 2006 (commencement of operations) to October 31, 2006.

(b)	The amount is less than $0.005 per Share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Transformations Fund

	Six Months Ended April 30, 2009		Period Ended October 31, 2008 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$5.79		$10.00

Income from investment operations:
Net investment income	0.01		0.03
Net realized and unrealized gains (losses) on investments	0.09		(4.24)

Total from investment operations	0.10		(4.21)

Redemption fees	0.00	(b)	0.00	(b)
Less Distributions:
From net investment income	(0.04)		—
From net realized gains on investments	—		—

Total distributions	(0.04)		—

Net asset value per share, end of period	$5.85		$5.79

Total return	1.60	%(c)	–42.10	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,642		$2,649
Ratio of total expenses to average net assets:
Before waivers, reimbursements, and recoveries	2.87	%(d)	2.95	%(d)
After waivers, reimbursements, and recoveries	1.36	%(d)	1.35	%(d)
Ratio of interest expense to average net assets	0.01	%(d)	0.00	%(d)
Ratio of expenses to average net assets excluding interest expense:
Before waivers, reimbursements, and recoveries	2.86	%(d)	2.95	%(d)
After waivers, reimbursements, and recoveries	1.35	%(d)	1.35	%(d)
Ratio of net investment income to average net assets	0.59	%(d)	0.44	%(d)
Portfolio turnover	46%		108%

(a)	For the period from December 31, 2007 (inception of fund) to October 31, 2008.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating Dividend Fund

	Period Ended April 30, 2009 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized losses on investments	(0.16)

Total from investment operations	(0.14)

Less Distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value per share, end of period	$9.86

Total return	–1.40	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,003
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	5.92	%(c)
After waivers, reimbursements, and recoveries	1.35	%(c)
Ratio of net investment income to average net assets	0.39	%(c)
Portfolio turnover	38%

(a)	For the period from November 5, 2008 (inception of fund) to April 30, 2009.

(b)	Not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

		Municipal Money Market Fund

	Six Months Ended April 30, 2009	Year Ended October 31,

		2008	2007	2006	2005	2004

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.01	0.03	0.04	0.03	0.02	0.01

Total from investment operations	0.01	0.03	0.04	0.03	0.02	0.01

Less Distributions:
From net investment income	(0.01)	(0.03)	(0.04)	(0.03)	(0.02)	(0.01)
Total distributions	(0.01)	(0.03)	(0.04)	(0.03)	(0.02)	(0.01)

Net asset value per share, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.65%	2.94%	3.68%	3.33%	2.24%	1.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$652,057	$664,401	$1,115,100	$365,840	$204,689	$130,147
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	0.55%	0.49%	0.49%	0.53%	0.53%	0.70%
After waivers, reimbursements, and recoveries	0.54%	0.35%	0.26%	0.30%	0.27%	0.34%
Ratio of net investment income to average net assets	1.31%	2.93%	3.37%	3.31%	2.26%	1.10%

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

			Ultra Short Tax Optimized Income Fund

	Six Months Ended April 30, 2009		Year Ended October 31,
								Period Ended October 31, 2004 (a)

			2008	2007	2006		2005

	(Unaudited)
Adviser Class Shares:
Net asset value per share, beginning of period	$10.05		$10.10	$10.10	$10.03		$10.15	$10.26

Income from investment operations:
Net investment income	0.16		0.38	0.38	0.31		0.28	0.16	(b)
Net realized and unrealized gains (losses) on investments	0.02		(0.04)	0.00	0.09		(0.12)	(0.11)

Total from investment operations	0.18		0.34	0.38	0.40		0.16	0.05

Less Distributions:
From net investment income	(0.16)		(0.39)	(0.38)	(0.33)		(0.28)	(0.16)
From net realized gains on investments	—		—	—	(0.00	)(c)	—	—

Total distributions	(0.16)		(0.39)	(0.38)	(0.33)		(0.28)	(0.16)

Net asset value per share, end of period	$10.07		$10.05	$10.10	$10.10		$10.03	$10.15

Total return	1.80	%(d)	3.39%	3.82%	4.01%		1.60%	0.55	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$46,598		$11,568	$871,630	$408,535		$112,454	$22,159
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.05	%(e)	1.08%	1.14%	1.16%		1.15%	1.25	%(e)
After waivers, reimbursements, and recoveries	0.85	%(e)	0.85%	0.85%	0.85%		0.85%	0.85	%(e)
Ratio of net investment income to average net assets	3.50	%(e)	4.12%	3.82%	3.33%		2.73%	2.41	%(e)
Portfolio turnover (f)	10%		129%	171%	96%		97%	55%

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.

(b)	Net investment income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

			Ultra Short Tax Optimized Income Fund

	Six Months Ended April 30, 2009		Year Ended October 31,

			2008	2007	2006		2005	2004

	(Unaudited)
Investor Class Shares:
Net asset value per share, beginning of period	$10.00		$10.04	$10.05	$10.03		$10.15	$10.18

Income from investment operations:
Net investment income	0.17		0.41	0.40	0.36		0.30	0.27
Net realized and unrealized gains (losses) on investments	0.02		(0.04)	(0.01)	0.02		(0.12)	(0.02)

Total from investment operations	0.19		0.37	0.39	0.38		0.18	0.25

Less Distributions:
From net investment income	(0.17)		(0.41)	(0.40)	(0.36)		(0.30)	(0.27)
From net realized gains on investments	0.00		—	—	(0.00	)(a)	—	(0.01)

Total distributions	(0.17)		(0.41)	(0.40)	(0.36)		(0.30)	(0.28)

Net asset value per share, end of period	$10.02		$10.00	$10.04	$10.05		$10.03	$10.15

Total return	1.92	%(b)	3.75%	3.97%	3.88%		1.84%	2.42%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$634,602		$231,679	$59,409	$45,260		$45,691	$51,302
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	0.80	%(c)	0.83%	0.89%	0.91%		0.90%	1.04%
After waivers, reimbursements, and recoveries	0.60	%(c)	0.60%	0.60%	0.60%		0.60%	0.60%
Ratio of net investment income to average net assets	3.75	%(c)	4.37%	4.07%	3.58%		2.98%	2.62%
Portfolio turnover (d)	10%		129%	171%	96%		97%	55%

(a)	The amount is less than $0.005 per share.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2009 (Unaudited)

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware business trust, and is registered under the 1940 Act, as an open-ended management investment company. The Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Accelerating Dividend Fund are six separate funds of the Series Trust. The Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund are two separate funds of the Income Trust. Effective September 24, 2007, the Alpine Tax Optimized Fund changed its name to Alpine Ultra Short Tax Optimized Income Fund. The Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, Alpine Accelerating Dividend Fund, Alpine Municipal Money Market Fund, and Alpine Ultra Short Tax Optimized Income Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Board of Trustees approved the closing of the Adviser Class of the Alpine Municipal Money Market Fund on September 24, 2007. The final day of operation for this class was December 4, 2007. The Alpine Accelerating Dividend Fund commenced operations on November 5, 2008.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Accelerating Dividend Fund and Ultra Short Tax Optimized Income Fund value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) at the last quoted sales price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities are valued at the last quoted sales price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

For example, fair value pricing may be used where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the stock over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Among those factors that may be considered when fair valuing a security are: fundamental analytical data relating to the investment in the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; special reports prepared by analysts or the Adviser; information as to any transactions or offers with respect to the security; and the historical tendency of the security’s price to track or respond to general and specific market movements (in terms of indices, sectors, or other market measurements).

As of April 30, 2009, the Ultra Short Tax Optimized Income Fund held securities that are fair valued, which comprised 0.5% of the Fund’s net assets.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

The valuation of certain debt securities are valued at the evaluated mean price based upon current market prices of securities which are comparable in coupon, rating, and maturity or an appropriate matrix utilizing similar factors.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the 1940 Act, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

          The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

	Dynamic Balance Fund		Dynamic Dividend Fund

Description	Investments in Securities	Written Option Contracts	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted prices	$39,360,404	$345,060	$498,302,519	$(438,050)
Level 2 – Other significant observable inputs	10,527,507	—	6,900,167	—
Level 3 – Significant unobservable inputs	—	—	—	—

Total	$49,887,911	$345,060	$505,202,686	$(438,050)

	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Accelerating Dividend Fund

Description	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities

Level 1 – Quoted prices	$4,843,753	$10,020,134	$2,492,157	$1,036,177
Level 2 – Other significant observable inputs	769,660	—	—	—
Level 3 – Significant unobservable inputs	—	—	—	—

Total	$5,613,413	$10,020,134	$2,492,157	$1,036,177

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

Description	Investments in Securities	Investments in Securities

Level 1 – Quoted prices	$40,721,567	$62,018
Level 2 – Other significant observable inputs	578,079,423	670,274,814
Level 3 – Significant unobservable inputs	—	3,525,000

Total	$618,800,990	$673,861,832

*

Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as forward currency contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments include unrealized deprecation of $462,494 for forward currency contracts and unrealized appreciation of $24,444 for swap contracts.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Dynamic Dividend Fund	Ultra Short Tax Optimized Income Fund

Description	Investments in Securities	Investments in Securities

Balance as of 10/31/08	$—	$4,080,000
Accrued discounts / premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(278,282)	(455,000)
Net purchases (sales)	—	(100,000)
Transfers in and / out of Level 3	278,282	—

Balance as of 4/30/09	$—	$3,525,000

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Short Sale Transactions:

The Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Accelerating Dividend Fund are authorized to engage in short selling. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer when affecting a short sale. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

the security declines in value between those dates. A Fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A Fund must pay the dividend to the lender of the security. Dividends on short positions are recorded as an expense on the ex-dividend date.

All short sales must be fully collateralized. Accordingly, each Fund maintains collateral in a segregated account with its custodian, consisting of cash and/or liquid securities sufficient to collateralize its obligations on short positions.

D. Written Option Contracts

The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current value of an option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received.

The premium amount and the number of written option contracts during the six months ended April 30, 2009 were as follows:

	Dynamic Balance Fund		Dynamic Dividend Fund

	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount

Options outstanding at October 31, 2008	—	$—	—	$—
Options written	1,621	318,442	2,720	672,620
Options closed	(100)	(49,700)	—	—
Options exercised	(200)	(43,100)	—	—
Options expired	(300)	(60,800)	(2,720)	(672,620)

Options outstanding at April 30, 2009	1,021	$164,842	—	$—

E. Swap Contracts

The Dynamic Dividend Fund has entered into a long equity swap contract with Goldman Sachs Corp. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to 80 basis points.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At April 30, 2009, the Dynamic Dividend Fund had the following open equity swap contract:

Termination Date	Security	Notional Amount	Unrealized Appreciation	Counterparty

4/20/10	Telkom SA Ltd.	$4,085,768	$24,444	Goldman Sachs Corp.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

F. Line of Credit:

Each Fund has a line of credit with U.S. Bank N.A. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the six months ended April 30, 2009, the average interest rate paid on outstanding borrowings under the line of credit was 0.85%, 1.01%, 1.10%, 1.13% and 1.51% for the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Dynamic Transformations Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

Total line of credit amount available	$16,903,171	$218,692,362	$1,978,969	$3,453,701
Line of credit outstanding at April 30, 2009	—	—	—	1,703,000
Line of credit amount unused at April 30, 2009	16,903,171	218,692,362	1,978,969	1,750,701
Average balance outstanding during the period	393,304	2,951,215	316,193	1,584,392
Interest expense incurred on line of credit during the period	1,788	14,678	1,763	9,136
Interest expense incurred on custody overdrafts during the period	16	829	20	4

	Dynamic Transformations Fund	Accelerating Dividend Fund	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

Total line of credit amount available	$885,166	$360,313	$217,860,998	$228,996,341
Line of credit outstanding at April 30, 2009	—	—	—	—
Line of credit amount unused at April 30, 2009	885,166	360,313	217,860,998	228,996,341
Average balance outstanding during the period	16,227	—	—	—
Interest expense incurred on line of credit during the period	86	—	—	—
Interest expense incurred on custody overdrafts during the period	—	—	—	—

G. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

H. Dividends and Distributions:

Each of the Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations, Accelerating Dividend Fund and Ultra Short Tax Optimized Income Funds intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes they are reported as returns of capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

I. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Ultra Short Tax Optimized Income Fund are allocated among the classes of the Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

J. Foreign Currency Translation Transactions:

Each of the Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations and Accelerating Dividend Funds may invest up to 15%, 100%, 100%, 20%, 100% and 100%, respectively, of the value of its total assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

K. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

L. Equity-Linked Structured Notes

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

M. Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

At April 30, 2009, the Dynamic Dividend Fund had entered into forward currency contracts with Goldman Sachs Corp. The net unrealized depreciation of $462,494 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open forward contracts are as follows:

Settlement Date	Currency to be Delivered	U.S. $ Value at April 30, 2009	Currency to be Received	U.S. $ Value at April 30, 2009

7/1/09	25,000,000 Euros	$33,068,302	U.S. Dollars	$32,985,520
7/1/09	72,000,000 Norwegian Krone	10,940,384	U.S. Dollars	10,560,672

		$44,008,686		$43,546,192

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

N. New Accounting Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. As of April 30, 2009, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

O. Temporary Guarantee Program for Money Market Funds

The Municipal Money Market Fund elected to participate in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (“Program”) that was set to expire on April 30, 2009, unless extended by the Treasury. On March 31, 2009, the Treasury announced the extension of the Program until September 18, 2009 and the Municipal Money Market Fund applied for continued participation in the Program.

Continued participation in the Program for the period from April 30, 2009 through September 18, 2009, required a payment to the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. The Fund will bear the expense of its participation in the Program without regard to any fee waivers or expense limitations currently in effect for the Fund. The Secretary of the Treasury will not extend the Program beyond the close of business on September 18, 2009.

Additional information about the Program is available at http://www.ustreas.gov.

3.	Capital Share Transactions

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Balance Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	22,255	$170,968	49,518	$579,192
Shares issued in reinvestment of dividends	68,395	530,530	622,616	7,231,038
Redemption fees	—	10	—	1,353
Shares redeemed	(349,898)	(2,740,354)	(972,223)	(11,154,144)

Total net change	(259,248)	$(2,038,846)	(300,089)	$(3,342,561)

Dynamic Dividend Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	18,543,585	$89,312,985	53,657,887	$563,036,031
Shares issued in reinvestment of dividends	10,035,113	47,210,626	14,596,014	139,704,564
Redemption fees	—	96,854	—	517,263
Shares redeemed	(24,693,819)	(116,787,282)	(76,116,507)	(703,254,544)

Total net change	3,884,879	$19,833,183	(7,862,606)	$3,314

Dynamic Financial Services Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	163,017	$776,164	697,809	$6,472,426
Shares issued in reinvestment of dividends	94,660	473,302	201,690	2,103,627
Redemption fees	—	182	—	10,070
Shares redeemed	(239,099)	(1,160,814)	(608,435)	(5,310,381)

Total net change	18,578	$88,834	291,064	$3,275,742

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

Dynamic Innovators Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Shares sold	158,746	$891,494	3,672,630	$45,945,955
Shares issued in reinvestment of dividends	—	—	121,184	1,654,158
Redemption fees	—	973	—	117,477
Shares redeemed	(900,143)	(5,463,578)	(4,975,251)	(58,619,588)

Total net change	(741,399)	$(4,571,111)	(1,181,437)	$(10,901,998)

Dynamic Transformations Fund

	Six Months Ended April 30, 2009		Period Ended October 31, 2008 (1)

	Shares	Amount	Shares	Amount

Shares sold	1,648	$8,150	463,465	$4,630,875
Shares issued in reinvestment of dividends	3,343	17,115	—	—
Redemption fees	—	1	—	22
Shares redeemed	(10,871)	(45,900)	(5,744)	(45,439)

Total net change	(5,880)	$(20,634)	457,721	$4,585,458

(1) Fund commenced operations on December 31, 2007.

Accelerating Dividend Fund

	Period Ended April 30, 2009 (1)

	Shares	Amount

Shares sold	101,751	$1,017,111
Shares issued in reinvestment of dividends	—	—
Redemption fees	—	—
Shares redeemed	—	—

Total net change	101,751	$1,017,111

(1) Fund commenced operations on November 5, 2008.

Municipal Money Market Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Adviser Class (1)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends	—	—	1,124	1,124
Shares redeemed	—	—	(430,895)	(430,895)

Total net change	—	$—	(429,771)	$(429,771)

Investor Class
Shares sold	467,227,986	$467,227,986	5,315,613,045	$5,315,613,045
Shares issued in reinvestment of dividends	3,472,957	3,472,957	18,011,888	18,011,888
Shares redeemed	(483,044,076)	(483,044,076)	(5,784,324,779)	(5,784,324,779)

Total net change	(12,343,133)	$(12,343,133)	(450,699,846)	$(450,699,846)

(1) The Municipal Money Market Fund - Adviser Class ceased operations on December 5, 2007.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

Ultra Short Tax Optimized Income Fund

	Six Months Ended April 30, 2009		Year Ended October 31, 2008

	Shares	Amount	Shares	Amount

Adviser Class
Shares sold	3,879,287	$39,109,959	1,276,848	$12,879,474
Shares issued in reinvestment of dividends	31,843	320,594	18,092	182,093
Redemption fees	—	451	—	212
Shares redeemed	(436,028)	(4,395,101)	(230,618)	(2,323,435)

Total net change	3,475,102	$35,035,903	1,064,322	$10,738,344

Investor Class
Shares sold	48,896,661	$490,032,973	25,157,257	$252,396,026
Shares issued in reinvestment of dividends	601,564	6,022,037	546,879	5,477,503
Redemption fees	—	21,277	—	16,330
Shares redeemed	(9,322,949)	(93,435,219)	(8,444,341)	(84,627,222)

Total net change	40,175,276	$402,641,068	17,259,795	$173,262,637

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

Dynamic Balance Fund	$5,545,693	$3,276,800	$3,795,938	$11,545,684
Dynamic Dividend Fund	1,528,085,599	1,471,998,759	—	—
Dynamic Financial Services Fund	7,356,571	7,824,131	—	—
Dynamic Innovators Fund	1,140,595	3,883,281	—	—
Dynamic Transformations Fund	1,149,549	967,687	—	—
Accelerating Dividend Fund	977,356	178,712	—	—
Ultra Short Tax Optimized Income Fund	61,209,266	3,620,000	—	—

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. The Ultra Short Tax Optimized Income Fund has adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Ultra Short Tax Optimized Income Fund incurred $28,507 pursuant to the Plan for the six months ended April 30, 2009.

The Plan for the Ultra Short Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Accelerating Dividend Fund. The Adviser is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets and an annual fee based on 0.75% of the Ultra Short Tax Optimized Income Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Accelerating Dividend Fund and Ultra Short Tax Optimized Income Fund – Investor Class to the extent necessary to ensure that each Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) does not exceed 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, and 0.60% of the Fund’s average daily net assets, respectively. The expense cap for the Ultra Short Tax Optimized Income Fund – Adviser Class is 0.25% higher than the Investor Class. For the six months ended April 30, 2009, the Adviser agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.53% to 0.55% of the Fund’s average daily net assets during the six months ended April 30, 2009. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the six months ended April 30, 2009, the Adviser waived investment advisory fees totaling $19,735, $18,953, $17,014, $21,773, $9,413, and $422,241, for the Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Accelerating Dividend Fund, Municipal Money Market Fund, and Ultra Short Tax Optimized Income Fund, respectively. The expense limitations will remain in effect for each Fund unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination with respect to each Fund.

Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

10/31/09	$42,595	$24,393	$—	$—	$—
10/31/10	26,625	22,424	—	1,718,243	148,724
10/31/11	22,153	—	53,829	1,007,557	322,815

At April 30, 2009, the Dynamic Dividend Fund had $984 invested in the Municipal Money Market Fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

7.	Federal Income Tax Information:

At October 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

Cost of investments	$68,450,799	$812,901,827	$13,402,185	$25,449,535	$4,740,417	$653,146,424	$218,567,856

Gross unrealized appreciation	$4,546,476	$11,378,357	$43,449	$991,516	$44,330	$—	$135,509

Gross unrealized depreciation	(20,176,626)	(264,940,073)	(6,807,870)	(11,533,604)	(1,854,763)	—	(1,095,515)

Net unrealized depreciation	$(15,630,150)	$(253,561,716)	$(6,764,421)	$(10,542,088)	$(1,810,433)	$—	$(960,006)

Undistributed ordinary income	$—	$—	$480,897	$—	$14,717	$—	$22,120

Undistributed long-term capital gain	—	—	—	—	—	—	—

Total distributable earnings	$—	$—	$480,897	$—	$14,717	$—	$22,120

Other accumulated losses	$(408,076)	$(594,699,477)	$(609)	$(6,407,633)	$(140,244)	$—	$(54,689)

Total accumulated losses	$(16,038,226)	$(848,261,193)	$(6,284,133)	$(16,949,721)	$(1,935,960)	$—	$(992,575)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:

	2008	2007

Dynamic Balance Fund
Ordinary income	$2,209,394	$2,193,895
Long-term capital gain	5,536,488	2,767,519
Return of capital	102,670	—

	7,848,552	4,961,414

Dynamic Dividend Fund
Ordinary income	$188,534,882	$151,334,543
Long-term capital gain	—	—
Return of capital	5,952,906	—

	$194,487,788	$151,334,543

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

Dynamic Financial Services Fund
Ordinary income	$2,663,086	$540,721
Long-term capital gain	—	—

	$2,663,086	$540,721

Dynamic Innovators Fund
Ordinary income	$1,950,065	$109,960
Long-term capital gain	54,800	—

	$2,004,865	$109,960

Dynamic Transformations Fund
Ordinary income	$—
Long-term capital gain	—

	$—

Municipal Money Market Fund
Exempt interest dividends	$22,003,941	$27,398,638
Ordinary income	141,465	185
Long-term capital gain	—	—

	$22,145,406	$27,398,823

Ultra Short Tax Optimized Income Fund
Ordinary income	$297,298	$674,305
Exempt interest dividends	5,927,147	1,413,327
Long-term capital gain	—	—

	$6,224,445	$2,087,632

Capital loss carryovers as of October 31, 2008 are as follows:

Expiration Date	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Ultra Short Tax Optimized Income Fund

10/31/2013	—	$4,335,047	—	—	—
10/31/2014	—	$15,084,034	—	—	$52,577
10/31/2015	—	$37,200,325	—	—	$2,112
10/31/2016	$455,326	$536,971,822	$6,407,682	$140,244	—

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available capital loss carryovers.

For the fiscal year ended October 31, 2008, the Ultra Short Tax Optimized Income Fund utilized $2,783 of capital loss carryovers.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2009 (Unaudited)

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2008, open Federal and New York tax years include the tax years ended October 31, 2005 through 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to any Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months.

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
April 30, 2009

As a shareholder of the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Accelerating Dividend Fund and Ultra Short Tax Optimized Income Fund – Adviser and Investor Class, you will incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Municipal Money Market Fund, you will incur ongoing costs, including management fees; distribution and/or service fee; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/2008-4/30/2009.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load (except the Ultra Short Tax Optimized Income Fund-Adviser Class, which charges a sales load of 0.50% on purchases) or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Accelerating Dividend Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. Shareholders in the Ultra Short Tax Optimized Income Fund – Adviser and Investor Class will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than one month after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2009

Dynamic Balance Fund

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009 (3)*

Actual (1)	$1,000.00	$997.80	$6.24
Hypothetical (2)	$1,000.00	$1,018.55	$6.31

(1)	Ending account values and expenses paid during period based on a –0.22% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.01%, the actual and hypothetical expenses paid during the period were $6.19 and $6.26, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Dividend Fund

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009 (3)*

Actual (1)	$1,000.00	$903.40	$5.62
Hypothetical (2)	$1,000.00	$1,018.89	$5.96

(1)	Ending account values and expenses paid during period based on a –9.66% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.01%, the actual and hypothetical expenses paid during the period were $5.57 and $5.91, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Financial Services Fund

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009 (3)*

Actual (1)	$1,000.00	$926.60	$6.78
Hypothetical (2)	$1,000.00	$1,017.75	$7.10

(1)	Ending account values and expenses paid during period based on a –7.34% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.07%, the actual and hypothetical expenses paid during the period were $6.45 and $6.76, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2009

Dynamic Innovators Fund

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009 (3)*

Actual (1)	$1,000.00	$836.00	$7.06
Hypothetical (2)	$1,000.00	$1,017.11	$7.75

(1)	Ending account values and expenses paid during period based on a –16.40% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.20%, the actual and hypothetical expenses paid during the period were $6.15 and $6.76, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Transformations Fund

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009 (3)*

Actual (1)	$1,000.00	$1,016.00	$6.80
Hypothetical (2)	$1,000.00	$1,018.05	$6.80

(1)	Ending account values and expenses paid during period based on a 1.60% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.01%, the actual and hypothetical expenses paid during the period were $6.75 and $6.76, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Accelerating Dividend Fund

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009*

Actual (1)	$1,000.00	$986.00	$6.46
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a –1.40% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*

Actual expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 176/365 (to reflect the period November 5, 2008-April 30, 2009, the Fund’s commencement of operations date to the end of the period). Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2009

Municipal Money Market Fund
Investor Class Shares

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009*

Actual (1)	$1,000.00	$1,006.50	$2.69
Hypothetical (2)	$1,000.00	$1,022.12	$2.71

(1)	Ending account values and expenses paid during period based on a 0.65% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund
Adviser Class Shares

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009*

Actual (1)	$1,000.00	$1,018.00	$4.25
Hypothetical (2)	$1,000.00	$1,020.58	$4.26

(1)	Ending account values and expenses paid during period based on a 1.80% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund
Investor Class Shares

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/2008-4/30/2009*

Actual (1)	$1,000.00	$1,019.20	$3.00
Hypothetical (2)	$1,000.00	$1,021.82	$3.01

(1)	Ending account values and expenses paid during period based on a 1.92% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered beforeexpenses are deducted from the Fund.

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued April 30, 2009

Investment Advisor and Advisory Contract

On December 15, 2008, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator (“USBFS”). The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided to each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Adviser and Fund Counsel, the Board began a discussion to assess the overall quality of services. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of each Fund managed by the Adviser, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Adviser and the Fund, as well as the Board’s knowledge of the Adviser’s operations. The Trustees also considered the Adviser’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Adviser’s compliance procedures and the Adviser’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer groups.

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered each Fund’s total expense ratios and contractual investment advisory fees compared to its respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Adviser, reviewing certain financial information and noting in particular whether the Adviser had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Adviser from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Dynamic Financial Services Fund, the Dynamic Innovators Fund, the Dynamic Transformations Fund, the Accelerating Dividend Fund and the Ultra Short Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2009

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Trusts’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (80)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL; Director, Chicago Public Radio; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (54)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001–2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee of each of the Alpine Trusts.

Jeffrey E. Wacksman (48)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP since 1994.	16

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2009

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (52)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (83)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Robert W. Gadsden (51)	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990-1999).	N/A	None

John Megyesi (48)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

				N/A	None

Victor Chan (37)	Chief Financial Officer	Indefinite, since April 2009	Chief Financial Officer, Alpine Woods Capital Investors, LLC since April 2009; Audit Manager, RSM McGladrey & Pullen LLP (2004-2009).	N/A	None

Meimei Li (45)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (29)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2008 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Balance Fund	66%
Dynamic Dividend Fund	57%
Dynamic Financial Services Fund	4%
Dynamic Innovators Fund	1%
Dynamic Transformations Fund	0%

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2009

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Balance Fund	50%
Dynamic Dividend Fund	26%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

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TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr. Suite 302
Milwaukee, WI 53212

SUB-CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

SHAREHOLDER | INVESTOR INFORMATION	FUND COUNSEL
1(888)785.5578	Blank Rome LLP
www.alpinefunds.com	The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT &
ADMINISTRATOR
US Bancorp Fund Services, LLC
This material must be preceded or accompanied by a current prospectus.	615 East Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. The registrant’s Nominating Committee policy states that any shareholder of a Fund may submit the name of a candidate by consideration by the Nominating Committee by submitting a written nomination to the Fund’s secretary in accordance with the provisions of the Fund’s Agreement and Declaration of the

2

Fund, as may be amended from time to time. The secretary will forward any such nomination to the Nominating Committee promptly upon receipt.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Income Trust

By (Signature and Title)*	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	7/06/2009

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	7/06/2009

By (Signature and Title)*	/s/ Victor Chan

Victor Chan, Chief Financial Officer

Date	7/06/2009

* Print the name and title of each signing officer under his or her signature.

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